Exhibit 10.18  Mortgage Agreement with 1st Naitonal Bank of Central Florida

Exhibit 10.18  Mortgage Agreement with 1st Naitonal Bank of Central Florida


                SCHEDULE OF DOCUMENTS RELATING TO THE
                     $650,000.00 MORTGAGE LOAN

                               FROM

             IST NATIONAL BANK OF CENTRAL FLORIDA ("Lender")

                             IN FAVOR OF
                    STRATCOMM MEDIA, U.S.A., INC. and
             STRATCOMM MEDIA, LTD. (collectively the "Borrower")

                       DATED: February 1, 1999

                             15444/88683

1. Mortgage Note in the principal sum of $650,000.00, payable by Borrower in favor Of Lender, dated February 1, 1 999;
2. Mortgage, Assignment of Rents and Security Agreement executed by Stratcomm Media, U.S..A., Inc. ("USA") in favor of Lender, dated February 1, 1999 and recorded February 4, 1999 in Official Records Book 5674, Page 3959, Public Records of' Orange County, Florida;
3. UCC-1 Financing Statement executed by USA, as Debtor, in favor of Lender, as Secured Party, and recorded February 4, 1999 in Official Records Book 5674, Page 3974, Public, Records of Orange County, Florida;

4. UCC-1 Financing Statement executed by USA, as Debtor, in favor of Lender, as Secured Party, and filed with the Florida Secretary of State on February 8, 1999, under File No. 99-0000028024;

5. Real Estate Loan and Security Agreement dated February 1, 1999 executed by and between the Borrower and the Lender;
6. Americans With Disabilities Act Compliance and Indemnification Agreement executed by and between the Borrower and the Lender, dated February 1, 1999;
7. Hazard Insurance and Title Insurance Anti-Coercion Statement executed by USA, dated February 1999;
8. Flood Hazard Insurance Agreement executed by the Borrower, dated February 1, 1999;

9. Notice to Borrower of Special Flood Hazard Area, dated February 1, 1999; 10.Affidavit of Commercial Loan Purpose executed by the Borrower, dated
   February 1, 1999;
11.Owner's   Affidavit  of  the  Borrower,   dated  February  1,  1999;  12.Post
Closing/Further Assurance Agreement executed by the Borrower dated

   February 1, 1999.
OR176028;1

SCHEDULE OF DOCUMENTS RELATING TO S650,000.00 MORTGAGE LOAN FROM
IST NATIONAL BANK OF CENTRAL FLORIDA
IN FAVOR OF STRATCOMM MEDIA, U.S.A., INC. AND STRATCOMM MEDIA, LTD. DATED December 29,1998


13. Corporate Certificate of USA dated February 1, 1999, with attached Articles of Incorporation, Certificate of Good Standing and Resolutions of Directors;
14. Corporate Certificate of Stratcomm Media, Ltd. dated February 1, 1999, with attached Articles of Incorporation, Bylaws and Minutes of the Meeting of the Board of Directors;
15. Loan Closing Statement by and between the Borrower and Lender, dated December 29, 1998;
16.  First   American   Title   Insurance   Company  Loan  Title  Policy  Number
     FA-36-209205; and Survey prepared by Shannon Surveying dated January 21, 1999.

OR176028;1

                                  MORTGAGE NOTE

DATE OF NOTE:       February 1, 1999,

AMOUNT OF NOTE:     $630,000.00.

INTEREST RATE:      During the initial four (4) year period commencing on the
                    date of this Note (the "Initial Period"), interest shall accrue out the outstanding principal balance thereof at a rate equal to 7.75% per annum, fixed;
                    thereafter until the Maturity Date (the "Remaining Period"), commencing upon the conclusion of the Initial Period and again upon the seventh (7th) anniversary of the closing of the Loan, respectively (each, a "Change Date"), Interest
                    Rate shall be fixed at the rate of interest, per annum, equal to the then highest (determined two (2) business days prior to each Change Date, for the period commending from that date until either the next Change Date or the Maturity Date, as the case may be; provided, however, the applicable "Interest Rate" shall not exceed the maximum rate of interest permitted by law. All interest accruing under this Note shall be computed on a 360 day basis (i.e., interest for each day during which the Amount of Note is outstanding shall be computed at are Interest Rate divided by 360, for the actual number of days elapsed).

PAYMENT: Initial Period. During the Initial Period, Borrower shall make to Lender consecutive monthly payments of principal and interest (at the Interest Rate), each in the amount of $6,118.29 commencing on the First installment Payment Date and continuing on the same day of each month thereafter, based on a fifteen (15) year amortization.

                    Remaining Period. After the conclusion of the Initial Period, and during the Remaining Period, Borrower shall make consecutive monthly payments of principal and interest, at the applicable Interest Rate, to Bank recalculated on each Change Date in conjunction with the adjustment of the Interest Rate, all based on a fifteen (15) year amortization, each on the same day of each month as was made during the Initial Period. A final payment of all outstanding principal and accrued but unpaid interest shall be payable on the Maturity Date.

FIRST INSTALLMENT
PAYMENT DATE:       March 1, 1999.

MATURITY DATE-      February 1, 2009.

PREPAYMENT:         This Note may be prepaid in full or in part without penalty.

                    Any such prepayment shall include, but not be limited to, the outstanding principal, together with all accrued and unpaid interest, late payment charges and any other unpaid sums hereunder and under the Mortgage.

SECURITY FOR NOTE: Payment of this Note is secured by, inter alia a Mortgage, Assignment of Rents and Security Agreement of even date herewith, from STRATCOMM MEDIA, U.S.A., INC., a Florida corporation to Lender (the "Mortgage") to be contemporaneously recorded in the Public Records of Orange County, Florida, each creating a security interest in. captain collateral described therein.

         FOR VALUE RECEIVED, STRATCOMM MEDIA, U.S.A., INC., a Florida corporation, having an address of 1947 Lee Road, Winter Park, Florida 32789 and STRATCOMM MEDIA, LTD., an entity organized under the laws of the Yukon Territory, Canada, having an address of 1984 Lee Road, Winter Park, Florida 32789, (collectively, the "Borrower") promise to pay to the order of IST NATIONAL BANK OF CENTRAL FLORIDA, a national banking association, whose address is 2160 State Road 434 West, P.O. box 913900, Longwood, Florida 32779-3900,
Attention: Commercial Loan Administration Department (the "Lender"), its successors and assigns, the Amount of Note or so much thereof as shall be advanced pursuant to the terms hereof and the Mortgage, at the above address of the Lender or such other place that Lender may designate in writing to Borrower from time to time, in lawful money of the United States of America at the time of payment, together with interest, at the Interest Rate, on the terms set forth herein. TIME IS OF THE ESSENCE OF THIS NOTE.

         This Note is subject to all of the agreements, conditions, covenants, provisions and stipulations contained in the mortgage and the other loan documents executed in connection therewith and herewith (together with the Mortgage, collectively, the "Loan Documents"), and Borrower covenants and agrees to keep and perform them, or cause them to be kept and performed, strictly in accordance with their terms. Any default by Borrower under any of the Loan Documents may, at Lender's option, be treated as an event of default hereunder.

         If any installment of interest or principal and interest or any other payment is not paid within ten (10) calendar days of the due date applicable thereto under the terms of this Note, or of the other Loan Documents, then there shall also be immediately due and payable a late charge at the rate of five cents ($0.05) for each dollar of such delinquent payment.

         It is further understood, however, that should any default be made in the payment of any installment of principal or interest on the date on which it shall fall due, or in the performance of any of the agreements, conditions, covenants, provisions or stipulations contained in this Note or any of the other Loan Documents, then Lender, at its option and without notice to Borrower unless expressly required elsewhere herein, may declare immediately due and payable the entire unpaid balance of principal with interest accrued thereon at the then otherwise applicable rate specified herein above to the date of default and thereafter at the Maximum Legal Rate (as defined herein) of interest chargeable to Borrower ("Default Rate") and all other sums due by Borrower hereunder or under the Loan Documents, anything herein or in the Loan Documents to the contrary notwithstanding and payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to Lender in this Note, the Mortgage or the other Loan Documents. In such case, Lender may also recover all costs of suit and other expenses in connection therewith, together with a reasonable attorney's fee for collection, together with interest, at the Default Rate, on any judgment obtained by Lender from and after the date of any execution, judicial or foreclosure sale until actual payment is made to Lender of the full amount due Lender.

         The failure of the Lender to exercise such option to accelerate the indebtedness evidenced hereby shall not constitute a waiver of the right to exercise such option at any other time so long as such event of default remains outstanding and uncured.

         The remedies of Lender as provided herein, or in the other Loan Documents, and the warrants contained herein or attached hereto or contained in the other Loan Documents, shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

         Borrower hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Lender under the terms of this Note or of the other Loan Documents, as well as all benefit that might accrue to Borrower by virtue of any present or future laws exempting the collateral described in the Mortgage, or any other property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered on this Note or in any action to seek its remedies under the Mortgage, exemption from civil process, or extension of time for payment; and Borrower agrees that any real estate that may be levied upon pursuant to OR145628;1 2 a judgment obtained by virtue hereof, on any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by Lender.

         Borrower and all endorsers, sureties and guarantors hereby jointly and severally waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and they agree that the liability of each of them shall be unconditional, joint and several, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender. Borrower and all endorsers, sureties and guarantors consent to any and all extensions of time, renewals, waivers or modifications that may be granted by Lender with respect to the payment or other provisions of this Note, and to the release of the collateral or any part thereof, with or without substitution, and agree that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to them of affecting their liability hereunder.

         If any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect and shall be liberally construed in favor of Lender in order to effect the provisions of this Note. In addition, in no event shall the rate of interest payable hereunder exceed the maximum rate of interest permitted to be charged by applicable law (including the choice of law rules) (hereinafter the "Maximum Legal Rate") and any interest paid in excess of the permitted rate shall be refunded to Borrower. Such refund shall be made by application of the excessive amount of interest paid against any sums outstanding and shall be applied in such order as Lender may determine. If the excessive amount of interest paid exceeds the sums outstanding, the portion exceeding the said sums outstanding shall be refunded in cash by Lender. Any such crediting or refund shall not cure or waive any default by Borrower hereunder. Borrower agrees, however, that in determining whether or not any interest payable under this Note exceeds the highest rate permitted by law, any non-principal payment, including, without limitation, prepayment fees and late charges, shall be deemed to the extent permitted by law, to be an expense, fee, premium or penalty rather than as interest.

         In determining whether or not the interest paid or payable under any specific contingency exceeds the ,Maximum Legal Rate, Lender shall, to the maximum extent permitted under applicable law: (a) exclude voluntary prepayments and the effects thereof; and (b) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout the entire term of this Note; provided, that if this Note is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Legal Rate, Lender shall refund to Borrower the amount of such excess, and in such event, no holder shall be subject to any penalties provided by any laws for contracting for, charging or receiving interest in excess of the Maximum Legal Rate.

         Lender shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Lender, and then only to the extent specifically set forth in the writing. A waiver on one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event.

         This instrument shall be governed by and construed according to the laws of the State of Florida. Borrower consents to the exclusive jurisdiction of the courts of the State of Florida in any and all actions and proceedings, whether arising hereunder or under any of the Loan Documents.

        Whenever used, the singular number shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders, and the words "Lender" and "Borrower" shall be deemed to include the respective heirs, personal representatives, successors and assigns of Lender and Borrower.

         This Note may not be amended or modified, nor shall any waiver of any provision hereof be effective, except by an instrument in writing executed by Borrower and Lender. OR145628;1 3

         Borrower irrevocably and unconditionally (a) agrees that any suit, action, or other legal proceeding arising out of or relating to this Note may be brought, at the option of the Lender, in a court of record, of competent jurisdiction in the State of Florida in Orange County; (b) consents to the jurisdiction of each such court in any such suit, action, or proceeding; (c) waives any objection which it may have to the laying of venue of any such suit, action, or proceeding in any of such courts; and (d) agrees that service of any court paper may be effected on Borrower by mail, addressed and mailed as provided herein or in such other manner as may be provided under applicable laws or court rules in said State.

         BORROWER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES THE RIGHT IT HAS TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO EXTEND CREDIT TO OR OTHERWISE BECOME OR REMAIN A CREDITOR OF BORROWER AND BORROWER SHALL NOT SEEK TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER, NOR THE LENDER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE LENDER, NOR LENDER'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

         Borrower, intending to be legally bound hereby, has caused this Note to be executed as of the day and year first above written. This Note consists of FOUR (4) pages.

BORROWER:
STRATCOMM MEDIA, U.S.A., INC.,
a Florida Corporation

By: _______________________________
     ROBERTO E. VEITIA, President

STRATCOMM MEDIA, LTD.,
an entity organized under the Yukon Territory, Canada

By:._______________________________
     ROBERTO E. VEITIA, President


OR145628;1

THIS DOCUMENT WAS PREPARED BY AND SHOULD HE RETURNED TO:
C. YANKI SOKMENSUER, Esquire
AKERMAN, SENTERFITT St EIDSON, P.A.
 P.O. Box 231
Orlando, FL 32802-0231
(407) 843-7860




[GRAPHIC OMITTED][GRAPHIC OMITTED]
                                                           FOR CLERK'S USE ONLY

              MORTGAGF- ASSIGNMENT OF RENTS AND SECURITY AGREEMENT

         THIS MORTGAGE, made this 1st day of February, 1999, by STRATCOMM MEDIA, U.S.A., INC., a Florida corporation, with an address of 1947 Lee Road, Winter Park, Florida 32789 (hereinafter called "MORTGAGOR"), in favor of IST NATIONAL BANK OF CENTRAL FLORIDA, a national banking association, with an address of 2160 State Road 434 West, P.O. Box 913900, Longwood, Florida 32791- 3900, Attention:
Commercial Loan Administration Department (hereinafter "MORTGAGEE").

                             PRELIMINARY STATEMENT:

         WHEREAS, MORTGAGOR and STRATCOMM MEDIA, LTD., an entity formed under the laws of the Yukon Territory of Canada (hereinafter called "STRATCOMM HOLDING") (MORTGAGEE and STRATCOMM HOLDING are hereinafter collectively referred to as the "BORROWERS") have applied to the MORTGAGEE for a mortgage loan (the "Loan") in the principal amount of $650,000.00, to be evidenced by a Mortgage Note executed by the MORTGAGOR and STRATCOMM HOLDING, in favor of MORTGAGEE in such amount, dated of even date herewith;

         WHEREAS, MORTGAGOR is a wholly owned subsidiary of STR.ATCOMM HOLDING;

         WHEREAS, it is in the best interests of the BORROWERS that they obtain the Loan and the MORTGAGOR encumber the Property herein below described, to secure the Loan and the other Obligations; and

         WHEREAS, MORTGAGEE has agreed to make the Loan to the BORROWERS, provided the MORTGAGOR grants to MORTGAGEE, inter alia a mortgage lien upon and security interest in the hereinafter described Property owned by the MORTGAGOR to secure the Loan and the other Obligations (as hereinafter defined).

         NOW, THEREFORE, IN CONSIDERATION OF the premises and in order to secure the payment of both the principal, interest and any other sums payable on the Note (as hereinafter defined), this Mortgage, and any other Loan Documents (as hereinafter defined) and the performance and observance of all of the provisions hereof and of said Note, this Mortgage and the Loan Documents, MORTGAGOR HEREBY MORTGAGES, GRANTS AND CONVEYS TO MORTGAGEE, and to its successors and assigns, all of the MORTGAGOR'S right, title, and interest in, to and under all of that real property described in Exhibit "A attached hereto.

       TOGETHER WITH, all fixtures, and equipment used in connection with the real property and all Personal property now or hereafter affixed to, attached to, placed upon or used in any way in connection with the Complete and comfortable use, occupancy or operation of the said real property, all rents, issues, profits, royalties, Income and other benefits derived from the real property, all leases or subleases covering the real property or any portion thereof, now or hereafter existing or entered into, and all right, title and interest of MORTGAGOR thereunder; all interests, estates or other claims, both in law and in equity, which MORTGAGOR now have or may hereafter acquire in the real property, all easements, rights-of-way, tenements, hereditaments and appurtenances thereof and thereto; all oil, gas and mineral rights and profits, water rights and water stock of MORTGAGOR (including any consumptive use, surface water management or general permits), all right, title and interest of MORTGAGOR, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street or highway adjoining the real property; and any and all buildings, fixtures, improvements, and appurtenances now or hereafter erected thereon or belonging thereto, (herein referred to as "Improvement" or "Improvements"); all of MORTGAGOR'S right, title and interest in and to any judgments, awards of damages, condemnation payments an and settlements, including interest thereon, and the right to receive the same, which may be made with respect to the Property as a result of the exercise of the right of eminent domain, the alteration of the side of any street, any other injury or a decrease in the value of the Property, or proceeds of insurance awards; all deposits made with, or other security given to, utility companies by MORTGAGOR or any partner of MORTGAGOR with respect to the Property; all of MORTGAGOR'S rights relating to the Property or the operation thereof, or used in connection therewith, including, without limitation, the non-exclusive right to use trade names, service marks and trademarks; all rights to other permits, authorizations and approvals granted the MORTGAGOR in regard to the Property such as, but not limited to, all building permits, certificates of occupancy, etc.; all rights of the MORTGAGOR to any contracts relating to the Property such as, but not limited to, all contracts with any general contractors with regard to improvements to be constructed on the Property, engineer contracts, architects contracts, etc.; all monies, accounts, balances, credits, deposits, collections, drafts, bills, notes, securities and any other property of every kind and nature (whether tangible or intangible) no owned or hereafter acquired by the MORTGAGOR and at any time in the actual or constructive possession of (or in transit to) the MORTGAGEE or its correspondents or agents in any capacity or for any purpose; and, together with all proceeds thereof. All of the foregoing property and interests are herein collectively referred to as the "Property".

         MORTGAGOR hereby grants to MORTGAGEE a security interest in the foregoing described tangible and intangible personal property. This Mortgage shall be construed as a mortgage of both real and personal property and shall also constitute a "security agreement" within the meaning of, and shall create a security interest under the Uniform Commercial Code, as adopted by the State of Florida, with respect to the personal property and fixtures referred to above.

         This MORTGAGE is given to secure:

         ONE: Payment of the indebtedness evidenced by a certain promissory note executed by the BORROWER, dated of even date herewith in the principal sum of SIX HUNDRED FIFTY THOUSAND DOLLARS and NO/100 DOLLARS ($650,000.00) (hereinafter referred to as the "Note") and interest thereon according to the terms of the Note with any and all extensions, renewals, modifications or substitutions thereof and each and every debt, liability and obligation of every type and description, including guarantees or accommodations, which BORROWERS may now or at any time hereafter owe or be obligated to MORTGAGEE whether such debt, liability or obligation now exists, is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several.

         TWO: Payment of all other moneys herein agreed or provided to be paid by BDRROWEPS including sums advanced or expended by MORTGAGEE, and interest thereon, purs4nt to the provisions hereof, and including specifically, without limitation, sums advanced or expended by MORTGAGEE for the protection of the Property or for the protection of the interest of MORTGAGEE in the Property.

OR145627:1

         THREE: Performance and discharge of each and every obligation, promise and agreement of BORROWERS herein contained or incorporated herein by reference, including without limitation each and every obligation, promise and agreement of BORROWERS contained in any and all security agreements, supplemental agreements, assignments of lessor's interest in leases, or other instruments of security executed by BORROWERS as of even date herewith or at any time subsequent to the date hereof for the purpose of further securing any indebtedness hereby secured, or any part thereof, or any further advancements or further or additional loans of any sums hereafter made by MORTGAGEF to BORROWERS during the continuance of this mortgage and secured hereby, or for the purpose of supplementing or amending this Mortgage or any instrument secured hereby, (hereinafter collectively referred to as the "Loan Documents").

         The Note and all such debts, liabilities, and obligations referred to in Paragraphs One, Two and Three above, are all collectively hereinafter referred to as "Obligations".

         BORROWERS warrant, covenant and agree as follows:

         1. PAYMENT AND PERFORMANCE: BORROWERS shall pay and perform the Obligations when due.

         2. WARRANTY OF TITLE: MORTGAGOR is lawfully seized and possessed of good and indefeasible title to its interests in the Property as noted hereinabove, and MORTGAGOR hereby warrants the Property to be free and clear of all liens and encumbrances not set out in the mortgagee title insurance policy insuring MORTGAGEE'S lien granted by this mortgage (the "Permitted Exceptions"), and MORTGAGOR will defend the title against any claims by any party at any time during the term of this Mortgage. MORTGAGOR has full power and lawful authority to mortgage the Property in the manner and form herein done or intended hereafter to be done. MORTGAGOR will preserve such title and will forever warrant and defend the same to MORTGAGEE and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever.

         3. FULL FORCE AND EFFECT: The provisions of this Mortgage shall remain in full force and effect through any extension of time for payment of the Obligations, and until the Property is reconveyed or released of record.

         4. To protect the security, MORTGAGOR and, to the extent applicable, BORROWERS, jointly and severally shall:

                  (a) TAXES AND OTHER CHARGES: Pay before the same become delinquent all taxes, assessments, liens, claims and other charges against the Property, whether superior or inferior to this Mortgage, and in default or delinquency thereof, MORTGAGEE may pay the same at the cost of MORTGAGOR. MORTGAGOR shall produce receipts therefrom upon demand.

                  (b) PRESERVATION, REPAIR AND USE OF PROPERTY- Not commit waste, or authorize the repair or removal of any of the structures, fixtures, or Improvements on the Property, or do or permit any act that would result in the creation of a lien upon the land or the structures, fixtures or Improvements thereon without first obtaining prior written consent of MORTGAGEE, and otherwise to maintain the Property in as good condition as at present. Upon any failure to maintain, MORTGAGEE, at its option, may cause reasonable repair and maintenance work to be performed at the cost of MORTGAGOR.

                  ( c) OBLIGATIONS OF MORTGAGOR: Comply with all laws, ordinances, regulations, covenants, conditions and restrictions affecting the Property, or requiring alterations or improvements to be made thereon, and no MORTGAGOR shall suffer or permit any act to be done in or upon the Property in violation thereof. MORTGAGOR represents and warrants that prior use of the Property has been in compliance with all applicable laws and regulations.

                  (d) HAZARDOUS WASTE: Warrant, and does hereby warrant that there has not been, since the date MORTGAGOR acquired title to the Property any "release" (as defined in 42 U.S.C., Sec. 9601 (22)) or threat of a "release" of any "hazardous substances" (as defined in 42 U.S.C., Sec. 9601 (14)), petroleum, including without limitation, crude oil or any fraction thereof, or natural gas liquids, liquefied natural gas, or synthetic gas on, upon or into the Property and, MORTGAGOR has no knowledge of any such releases on, upon or into the Property nor on, upon or into any real property adjoining or in the vicinity of the Property which could have come to be located upon the Property or the water or groundwater or thereunder. MORTGAGOR has no knowledge of any underground storage tanks of any kind or character, whether empty or containing substances of any nature located within the Property, except to the extent set forth in writing to MORTGAGEE; and from the dates of acquisition by MORTGAGOR, the Property and the use thereof, including the use of any and all such underground storage tanks, has been and is in compliance with all applicable laws, statutes, ordinances, rules and regulations of all governmental and quasi-governmental authorities, specifically including without limitation, all laws, statutes, ordinances, rules and regulations relating to environmental protection, toxic waste, underground storage tanks, and hazardous substance handling, treatment, storage and disposal. The representations and warranties contained in this paragraph shall, insofar as they relate to the Property, be deemed to be continuing and shall remain true and correct in all material respects until the Note secured by this Mortgage has been paid in full. In that regard, MORTGAGOR further agrees as follows:

                           (i) NOTICE OF HAZARDOUS SUBSTANCES.  MORTGAGOR agrees
                  to provide MORTGAGEE with copies of any notification of releases of oil or hazardous materials or substances or of any environmental hazards or potential hazards which are given by or on behalf of MORTGAGOR to any federal, state or local agencies or authorities or which are received by MORTGAGOR from any federal, state or local agencies or authorities with respect to the Property secured by this mortgage. Such copies shall be sent to MORTGAGEE concurrently with their being Mailed or delivered to the governmental agencies or authorities or within ten (10) days after they are received by MORTGAGOR.

                           (ii) NOTICE OF CHEMICAL DISCLOSURES. MORTGAGOR agrees
                  to provide MORTGAGEE with copies of all emergency and hazardous chemical inventory forms (hereinafter "Notices") previously given by MORTGAGOR, as of the date hereof, to any federal, state or local governmental authority or agency including those required pursuant to the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C., Section I 101 1 et. seq., and to provide MORTGAGEE with copies of all such Notices subsequently sent to any such governmental authority or agency including those required pursuant to the Emergency Planning and Community Right-to-Know Act of 1986. Such copies of subsequent Notices shall be sent to MORTGAGEE concurrently with their being mailed to any such governmental authority or agency.

                           (iii) INDEMNITY.  BORROWERS hereby covenant and agree
                  to indemnify, protect and hold harmless MORTGAGEE from and against any and all claims, demands, liabilities and costs, including attorney's fees, arising from (a) any "release" (as defined in Section 4(d) above) or threat of a "release", actual or alleged, or any "hazardous substances" (as defined in Section 4(d) above) upon or about the Property, regardless of whether such release or threat of release or alleged release or threat of release has occurred prior to the date hereof or hereafter occurs and regardless of whether such release occurs as a result of the negligence or misconduct of MORTGAGOR or any third party or otherwise, (b) any violation, actual or alleged, of or any other liability under or in connection with any law, statute, ordinance, rule or regulation of any governmental authority or quasi-governmental authority, specifically including without limitation the
                  Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), the Emergency Planning and Commun4
                  Right-to-Know Act of 1 986, or any other environmental protection or toxic waste or hazardous substance handling, treatment, storage or disposal laws, statutes, ordinances, rules or regulations, relating to the Property or respecting any products or materials previously, now or hereafter located upon, delivered to or in try, sit to or from the Property, as same may be amended, regardless of whether such violation or alleged, violation or other liability has occurred or arisen prior to the date hereof or hereafter occurs or arises and regai8less of whether such

OR145627;1
                  violation or alleged violation or other liability occurs or arises as the result of the negligence or misconduct of MORTGAGOR or any third party or otherwise. This indemnity shall survive any foreclosure or satisfaction of this Mortgage as to any such release or threat of release or any such violation, alleged violation or other liability occurring or arising prior to such foreclosure.

         5. DEPOSITS FOR TAXES AND INSURANCE PREMIUMS-. MORTGAGEE may, at its option, require MORTGAGOR to deposit with MORTGAGEE on the first day of each month, in addition to making payments of regular investments of principal and interest, until the Note is fully paid, an amount equal to one- twelfth (1/1 2) of the yearly taxes, assessments and other similar charges and/or of the yearly premiums for all insurance as estimated by MORTGAGEE in order to accumulate with MORTGAGEE sufficient funds to pay such amounts thirty (30) days prior to their due dates. Such deposits shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of MORTGAGEE, and no interest shall be payable in respect thereof. Upon demand by MORTGAGEE, MORTGAGOR shall deliver to MORTGAGEE such additional monies as are necessary to make up any deficiencies in the amounts necessary to enable MORTGAGEE to pay such premiums when due. In the event of a default under any of the terms, covenants and conditions' in the Note, this Mortgage or any of the other Loan Documents, MORTGAGEE may apply to the reduction of the sums secured hereby in such order, priority and proportions as MORTGAGEE shall determine in its sole and absolute discretion, any amount under this paragraph remaining on account of such deposits and any return premium received from cancellation of any insurance policy by MORTGAGEE upon foreclosure of this Mortgage. Upon an assignment of this Mortgage by MORTGAGEE and upon assumption by the assignee thereof, of the obligations of MORTGAGEE as escrow holder, MORTGAGEE shall have the right to pay over the balance of such deposits in its possession to the assignee. MORTGAGEE shall thereupon be completely released from all liability with respect to such deposits, and BORROWERS shall look solely to the assignee or transferee with respect thereto, except as otherwise provided by applicable law. This provision shall apply to every transfer of such deposits to a new assignee.

         6. PROTECTION OF SECURITY-. MORTGAGEE may appear in and defend any action or Proceeding purporting to affect the security hereof, and BORROWERS shall pay all costs and expenses, including costs of evidence of title and attorney's fees in a reasonable sum as may be allowed by the court, in such action or proceeding in which MORTGAGEE may appear.

         7. ASSIGNMENT OF RENTS AND PROFITS: MORTGAGEE shall have the right, power and authority during the continuance of this Mortgage to collect the rents, income, issues and profits of the Property and of any personal property located thereon with or without taking possession of the Property affected hereby, and MORTGAGOR hereby absolutely and unconditionally assigns all such rents, income, issues and profits to MORTGAGEE. MORTGAGEE, however, hereby consents to MORTGAGOR'S collection and retention of such rents, income, issues and profits as they accrue and become payable so long as MORTGAGOR is not, at such times, in default as defined herein. MORTGAGOR will not (i) execute an assignment of any of its right, title or interest in the tenant leases or rents and profits, or (ii) except where the lessee is in default thereunder, terminate or consent to the cancellation or surrender of any lease of the Property or of any part thereof, now existing or hereafter to be made, or (iii) modify any lease of the Property or any part thereof so as to shorten the unexpired term thereof or so as to decrease the amount of the rent payable thereunder, or (iv) accept prepayments of any installments of rent to become due under any of said leases in excess of one (1) month rental or prepayments in the nature of security for the performance of the lessee'5 obligations thereunder in excess of any amount equal to one (1) month rental, or (v) in any other manner impair the value of the Property or the security of this Mortgage.

         Upon any default as defined in this Mortgage, MORTGAGEE may at any time, either in person, by agent, or by a receiver to be appointed by a court, without notice and without regard to the adequacy of any security for the indebtedness hereby secured: (a) enter upon and take possession of toe Property or any part thereof, and in its own name sue for or otherwise collect such rents, income, issues and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including

OR145627;1
reasonable attorney's fees, upon any indebtedness secured hereby, and in such order and priority as MORTGAGEE may determine; (b) perform such acts of repair or protection as may be necessary or proper to conserve the value of the Property; and (c) lease the same or any part thereof for such rental, term and upon such conditions as its judgment may dictate, or terminate or adjust the terms and conditions of existing leases. In addition, and not as an election of remedies, upon the occurrence of an Event of Default, MORTGAGEE may apply for a court order requiring MORTGAGOR to deposit all Rents and Profits in the court registry pursuant to ss.697.07, Florida Statutes, as amended. MORTGAGOR hereby consents to the entry of such an order upon the sworn, ex parte motion of MORTGAGEE that an Event of Default has occurred hereunder. Unless MORTGAGOR and MORTGAGEE agree otherwise in writing, any application of rents, income, issues or profits to any indebtedness secured hereby shall not extend or postpone the due date of the installment payments as provided in said Note or change the amount of such installments. The entering upon, the taking possession of the Property, the collection of such rents, income, issues and profits, and the application thereof as described herein, shall not waive or cure any default or notice of default hereunder, or invalidate any act done pursuant to such notice. MORTGAGOR also assigns to MORTGAGEE, as further security for the performance of the Obligations secured hereby, all prepaid rents and all monies which may have been or may hereafter be deposited with MORTGAGOR by a lease of the Property, to secure the payment of any rent, and upon default in the performance of any of the provisions hereof, MORTGAGOR agrees to deliver such rents and deposits to MORTGAGEE. Delivery of written notice of MORTGAGEE'S exercise of rights granted herein, to any tenant occupying said premises shall be sufficient to require said tenant to pay said rent to MORTGAGEE until further notice.

         8. CONDEMNATION: Any award of damages, settlement, or compensation in connection with any eminent domain action for public use of or an injury to the Property, or any part thereof, is hereby assigned by MORTGAGOR to MORTGAGEE, and all money received by MORTGAGEE may be applied to the indebtedness secured by this Mortgage, or released by it in the same manner and with the same effect as herein provided for the disposition of the proceeds of insurance. Neither the application nor the release of any such sums shall cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice, nor shall anything in the section affect the liability of BORROWERS for payment of the entire balance of the Obligations secured hereby.

         9. INSURANCE, CASUALTY, GENERAL LIABILITY AND RESTORATION: MORTGAGOR shall keep the Improvements and other fixtures upon the premises insured against such hazards and in such amounts as may be required by MORTGAGEE. After the happening of any casualty to the Property or any part thereof, MORTGAGOR shall give prompt written notice thereof to MORTGAGEE. MORTGAGOR shall further maintain insurance against general liability with respect to damages or injuries arising from use or occupation of the Property and against such risks or hazards as MORTGAGEE from time to time reasonably may designate, in form and amounts (in no event less than the amount of the Loan) satisfactory to MORTGAGEE. In the event of any damage to or destruction of the Improvements, MORTGAGEE shall have the option, in its sole discretion, of applying all or part of the insurance proceeds: a) to the Obligations, in such order, priority and proportion as MORTGAGEE may determine in its sole and absolute discretion; b) to the restoration of the Improvements; or c) to MORTGAGOR. In the event of such loss or damage, all proceeds of insurance shall be payable to MORTGAGEE, and MORTGAGOR hereby assigns said proceeds to MORTGAGEE, and authorizes and directs any affected insurance company to make payment of such proceeds directly to MORTGAGEE. MORTGAGEE is hereby authorized and empowered by MORTGAGOR to settle, adjust or compromise any claims for loss, damage or destruction under any policy or policies of insurance. Except to the extent that insurance proceeds are received by MORTGAGEE and applied to the Obligations, nothing herein contained shall be deemed to excuse MORTGAGOR from repairing or maintaining the Prop" as provided in this Mortgage or restoring all damage or destruction on to the Property, regardless of whether or not there are insurance proceeds available or whether any such proceeds are sufficient in amount, and the application or release by MORTGAGEE of any insurance proceeds shall not cure or waive any default or notice of default under this Mortgage or invalidate any act done pursuant to such notice. All insurance policies required shall be written with companies satisfactory to MORTGAGEE, shall

Oltl45627;1
contain non-contributory standard mortgagee clauses, shall name MORTGAGEE as an additional insured, shall be maintained, throughout the term of the loan without cost to MORTGAGEE, and shall contain such provisions as MORTGAGEE deems necessary or desirable to protect its interest including, without limitation, a provision for thirty (30) days prior written notice to MORTGAGEE of cancellation of or any change in the risk or coverages insured. Whenever required by MORTGAGEE, certified copies of such policies of insurance shall be delivered immediately to and held by MORTGAGEE.

         10. PARTIAL PAYMENT: Acceptance by MORTGAGEE of any sum in payment or part payment of any portion of the Obligations after the same is due shall not constitute a waiver of MORTGAGEE'S right to require prompt payment when due of the remainder of the Obligations, nor shall such acceptance cure or waive any remaining default or waive any subsequent default or prejudice any of the rights of MORTGAGEE under this Mortgage.

         11. ACTIONS BY MORTGAGEE: Without affecting the personal liability of any person, including MORTGAGOR or any guarantor (other than any person released pursuant hereto), for the payment of the Obligations, and without affecting the lien of this Mortgage for the full amount of the Obligations remaining unpaid upon any property conveyed pursuant hereto, MORTGAGEE is authorized and empowered at any time and from time to time, either before or after the maturity of the Note, and without notice, to: (a) release any person liable for the payment of any of the Obligations, (b) make any agreement extending the time or otherwise modifying the terms of payment of any of the Obligations, (c) accept additional security therefor of any kind or (d) release any property, real or personal, securing the Obligations.

         12. FINANCIAL STATEMENTSIDEPOSITORY ACCOUNT. During the term of the Obligations, BORROWERS shall furnish MORTGAGEE with (i) within thirty (30) days after the end of each fiscal quarter, internally prepared quarterly financial statements of each of the BORROWERS, certified to MORTGAGEE, as being true and correct by President of the BORROWERS, respectively; (ii) within one hundred twenty (I 20) days after the end of each fiscal year, annual, unqualified, audited financial statements of the each of the BORROWERS, with said financial statements prepared and audited by independent certified public accountants acceptable to the MORTGAGEE; (iii) within sixty (60) days of the end of each calendar year, a statement, certified true and accurate by the President of each of the BORROWERS, of all outstanding or threatened litigation, governmental investigation or arbitration affecting either or both of the BORROWER5, the status of each such matter and the amount in controversy during the term any Obligations are outstanding, (iv) federal income tax returns (and, with respect to STRATCOMM HOLDING, the Canadian equivalent) annually during the term any Obligations are outstanding, within thirty (30) days of the filing I'@- same with the Internal Revenue Service and (v) within sixty (60) days of the end of each calendar year, a rent roll, in form and substance satisfactory to the MORTGAGEE, specifying the name of each tenant in occupancy, the term of the lease of each tenant, the number of square feet leased by each tenant and the per square foot annual rental of each tenant, all in reasonable detail and certified by the Mortgagor or Maker to be correct. Statements shall include financial information on any and all related entities obligated under this Loan and shall be in a format substantially similar to the statements submitted at the time of application for this Loan, or statements which have been prepared with generally accepted accounting principles. BORROWERS also agrees to submit, any and all other financial information as may be reasonably requested by MORTGAGCE from time to time. The MORTGAGOR shall maintain banking/depository relationships with the MORTGAGEE in a manner satisfactory to the MORTGAGEE.

         13. TRANSFER OR ENCUMBRANCE OF PROPERTY: Except with respect to Permitted Encumbrances, for the purposes of protecting MORTGAGEE'S security, keeping the Property free from subordinate financing liens, and/or allowing MORTGAGEE to raise the interest rate and to collect assumption fees, MORTGAGOR agrees that any sale, conveyance, further encumbrance, or other transfer of legal, equitable or beneficial title to the Property, or any interest therein (whether voluntarily or by operation of law), without MORTGAGEE'S prior written consent, shall be an Event of Default hereunder. In the event MORTGAGOR, without the prior written consent of MORTGAGEE, shall sell, convoy, alienate, transfer,

Citl45627;

mortgage, grant a security interest in, or encumber the Property described herein or any part thereof, or any interest therein, whether legal, equitable or beneficial, or shall be divested of its title or any interest therein, in any manner or way, whether voluntary or involuntary, the entire balance of the Obligation shall become immediately due and payable at the option of MORTGAGEE.

         14. ERISA: MORTGAGOR covenants and agrees that (a) it is not, nor has it any plan or other agreement subject to the terms of the Employee Retirement Income Security Act of 1974, as amended ('ERISA') and (b) during the term of the loan secured hereby, unless MORTGAGEE shall have previously consented in writing, it will take no action which would cause it to be subject to any laws, rules or regulations pertaining to ERISA. MORTGAGOR further covenants and agrees to protect, defend, indemnify and hold MORTGAGEE harmless from and against all loss, cost, damage and expense (including without limitation, all attorneys' fees and excise taxes, costs of correcting any prohibited transaction or obtaining an appropriate exemption) which MORTGAGEE may incur as a result of MORTGAGOR'S breach of this covenant. This indemnity shall survive the extinguishment of the lien of the Mortgage by foreclosure or action in lieu thereof, and this covenant shall survive such extinguishment; furthermore, the foregoing indemnity shall supersede any limitations on MORTGAGOR'S liability under the Note, the Mortgage, or any of the other Loan Documents.

         15. EVENTS OF DEFAULT-. Any of the following events shall be deemed an Event of Default hereunder: (a) if BORROWERS shall fail to pay the principal or interest of the Obligations when due; (b) if BORROWERS seek relief pursuant to bankruptcy laws, Title I I U.S. Code, or is made a defendant in a bankruptcy or receivership proceeding; (c) if a writ of execution or attachment or any similar process shall be entered against BORROWERS (or either one of them) which shall become a lien on the Property, or any portion thereof or interest therein and such execution, attachment or similar process of judgment is not released, banded, satisfied, vacated or stayed within ninety (90) days after its entry or levy; (d) if there has occurred a breach of or default under any term, covenant, agreement, condition, provision, representation or warranty contained herein or in the Note or any of the other Loan Documents; (e) if BORROWERS (or either one of them) fail to perform any terms, conditions, covenants or agreements which are part of this Mortgage or any other document or agreement which secures all or any part of the Obligations. (O if any representation or warranty made in writing by or on behalf of BORROWERS (or either one of them), guarantor, or obligor of the Note and this Mortgage in any report, certificate, financial statement or other instrument furnished by or on behalf of BORROWERS (or either one of them), guarantor, or obligor is incorrect in any material respect on the date when made or reaffirmed; (g) if BORROWERS (or either one of them), guarantor, or any obligor conceal, remove, or permit to be concealed or removed, any part of his or its properties, with intent to hinder, delay or defraud his or its creditors or any of them, or makes or suffers a transfer of any of his or its properties which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or makes any transfer of his or its properties to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid, or suffers or permits, while insolvent, any creditor to obtain a lien upon any of his or its properties through legal proceedings or distraint which is not vacated within thirty (30) days from the date thereof;
(h) if any guarantor, or obligor seeks to cancel, for whatever reason, any guaranty of the Note or the Mortgage, or breaches any of the covenants and agreements contained therein; (i) if any final judgment, order or decree be entered against BORROWERS (or either one of them), guarantor, or obligor for the payment of money in excess-of $5,000.00 not covered by insurance, which is not discharged or the execution of which is not stayed within thirty (30) days from the date the judgment becomes final; (j) if any guarantor, or obligor, voluntarily or involuntarily dissolves or takes any affirmative action seeking to terminate its existence; (k) if BORROWERS (or either one of them), any guarantor, or obligor, dies, become incapacitated, has a guardian appointed for him; or (1) if BORROWERS shall be in default under the terms of any loan obligation, or other material agreement to which it is subject.

         16. ACCELERATION, REMEDIES: Upon the occurrence of an Event of 1,Default as defined herein, MORTGAGEE may require immediate payment in full of all sums secured by this Mortgage without further demand, and/or immediately foreclose this Mortgage or pursue any other available regal remedy. In the event

OR145627;

of any action by MORTGAGEE to enforce collection of any of the Obligations, BORROWERS agree that any expense incurred in connection therewith or incurred to procure or extend an abstract of title or a policy of title insurance shall, when incurred or paid by MORTGAGEE, become a part of the Obligations and shall be paid by BORROWERS together with all of the costs of such action. In the event any action is brought to foreclose this Mortgage, MORTGAGEE shall be entitled to immediate and exclusive possession of the Property, and the court may appoint and MORTGAGOR hereby consents to the appointment of a receiver to take possession of the Property to collect and receive the rents, income, issues and profits arising therefrom; and from any moneys so collected, to pay taxes, provide insurance, make needed repairs to improvements upon the Property, and make any other expenditures authorized by the court, and apply any sum remaining after the payment of such authorized expenditures to the Obligations. Prior to foreclosure, MORTGAGEE may at its option and-at BORROWERS' sole expense, contract for a "Phase I" environmental inspection report prepared and certified by an environmental consultant satisfactory to MORTGAGEE to determine whether the Mortgaged Premises complies with federal, state and local laws, rules, regulations or orders respecting environmental matters. MORTGAGEE may, at its option and at the sole expense of MORTGAGOR, at intervals of not less than one year, or more frequently if MORTGAGEE reasonably believes that a hazardous material or substance or other environmental condition violates or threatens to violate any federal, state and local laws, rules, regulations or orders respecting environmental matters (collectively "Environmental Requirements"), cause an environmental audit of the Mortgaged Premises or portions thereof to be conducted to confirm MORTGAGOR'S compliance with such Environmental Requirements, and MORTGAGOR shall cooperate in all reasonable ways, with
MORTGAGEE in connection with any such audit. If, based on the Phase I environmental audit, MORTGAGEE determines that additional testing or investigation should be performed on the Mortgaged Premises, such testing shall be performed at MORTGAGOP,'S sole expense. If this Mortgage is foreclosed, or if MORTGAGOR tenders a deed or assignment in lieu of foreclosure that is accepted by MORTGAGEE, MORTGAGOR shall deliver the Mortgaged Premises to the purchaser at foreclosure or to MORTGAGEE, its nominee or designee, as the case may be, in a condition that complies in all respects with all Environmental Requirements.

         17. PREPAYMENT: Upon any default by BORROWERS hereunder and the acceleration of maturity in the manner allowed herein, any tender of payment of the amount necessary to satisfy the debt evidenced by the Note made by BORROWERS, BORROWERS' successors or assigns, or by anyone on behalf of BORROWERS, or on behalf of BORROWERS' successors or assigns, or by any holder of a subordinate or superior interest in the Property shall constitute a "prepayment", as that term is used in the Note, and shall be deemed a voluntary prepayment hereunder. In the event of any prepayment as defined in the Note, the amount due shall include any applicable premium which is thereupon due under the prepayment privileged provisions of the Note.

         18. REMEDIES NOT EXCLUSIVE: MORTGAGEE shall be entitled to enforce payment and performance of any indebtedness or Obligations and to exercise all rights and powers under this Mortgage or under the Note and other Loan Documents or any other agreement executed in connection herewith or any laws now or hereafter in force, notwithstanding some or all of the such indebtedness and Obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement, whether by court action or other powers herein contained, shall prejudice or in any manner affect MORTGAGEE'S right to realize upon or enforce any other security now or hereafter held by MORTGAGEE, it being agreed that MORTGAGEE shall be entitled to enforce this Mortgage and any other security now or hereafter held by MORTGAGEE in such order and manner as MORTGAGEE may in its sole and absolute discretion determine. No remedy herein conferred upon or reserved to MORTGAGEE is intended to be exclusive of any other remedy herein or by law provided or permitted, but shall be cumulative and shall be in addition to every other remedy gives hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy provided under this Mortgage to MORTGAGEE or to which it may be otherwise entitled, may be exercised, concurrer7aly or independently, from time to time land as often as may be deemed expedient by MORTGAGEE and, MORTGAGEE may pursue

OR145627;1
inconsistent  remedies.   Nothing  herein  shall  be  construed  as  prohibiting
MORTGAGEE from seeking a deficiency judgment against BORROWERS to the extent such action is permitted by law.

         19. NO IMPLIED WAIVER: The failure of MORTGAGEE promptly to exercise any right, power or remedy provided herein or at law or in equity shall not constitute a waiver of the same, nor shall MORTGAGEE be stopped from later exercising such right, power or remedy.

         20. NOTICE: The mailing addresses of the parties are as set forth in the preamble hereof. Except for any notices, demands, requests or other communications required under applicable law to be given in another manner, whenever BORROWERS or MORTGAGEE give or serve any notice, demands, requests or other communication with respect to this Mortgage, each such notice, demand, request or other communication shall be in writing and shall be effective only if the same is delivered by personal service or is mailed by regular mail, postage prepaid, addressed as set forth hereinabove. Any party may at any time change its address for such notices by delivering or mailing to the other party hereto, as aforesaid, a notice of such change. Any notice hereunder shall be deemed to have been given to BORROWERS or MORTGAGEE, when given in the manner designated herein.

         21. PRESERVATION, REPAIR AND USE OF PROPERTY. MORTGAGOR shall constantly maintain and shall not diminish the value of any of the Property during the existence of the Mortgage. MORTGAGOR shall not erect, destroy, remove or sell any buildings, structures or improvements of any kind located on the Property without the prior written consent of the MORTGAGEE.

         22. INSPECTION: MORTGAGOR agrees to permit MORTGAGEE and/or its agents, to enter upon and inspect the Property and inspect MORTGAGOR'S books and records and property described herein for the purpose of determining whether MORTGAGOR is in compliance with the provisions of the Note and of this Mortgage and the other Loan Documents. Any reasonable costs or expenses incurred in connection with this inspection shall be borne by MORTGAGOR as provided for in Paragraph Two hereof.

         23. ATTORNEY'S FEES: Except where prohibited by law, if MORTGAGEE refers this Mortgage to an attorney or seeks legal advice following default alleged in good faith, or MORTGAGEE is the prevailing party in any action instituted on this Mortgage, the Note or the other Loan Documents or if any judicial or non-judicial action, suit, declaratory action, or proceeding is instituted by MORTGAGEE or if MORTGAGEE is required to appear in any such action or proceeding, or to reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce interest in this Mortgage (including but not limited to proceedings under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien) then in such event, BORROWERS promise to pay reasonable attorney's fees and reasonable costs and expenses incurred by MORTGAGEE or its attorney in connection with the above mentioned events.

         24. ACTIONS BY MORTGAGEE TO PRESERVE THE PROPERTY: If BORROWERS fail to make any payment required under this Mortgage, the Note or other Loan Documents, whether for real estate taxes, insurance premiums, attorney's fees, or otherwise, or fails to do any act as may be required hereunder, MORTGAGEE may, at the discretion of MORTGAGEE, without obligation to do so and without releasing BORROWERS from any obligation, make or do the same in such manner and such event as MORTGAGEE shall deem necessary to protect the Property. Without notice to BORROWERS, MORTGAGEE may either add such payments and expenses ("Advancements") to the principal to accrue interest at the default rate provided in the Note until maturity of the loan or bill BORROWERS for such Advancements plus interest at the default rate provided in the Note from the date of advancement until repaid.

         25. FUTURE ADVANCES: This Mortgage shall secure not only existing indebtedness of the BORROWERS, but also such future advances, whether such advances are obligatory or to be made at the option of MORTGAGEE or otherwise, as are made within twenty (20) years from the date hereof, to the same


OR145627;1

I 0
extent as if such future advances were made on the date of the execution of this Mortgage, but such secured indebtedness shall not exceed at any time the maximum principal amount of two times (2X) the face amount of the Note, plus interest thereon, and any disbursements made for the payment of taxes, levies or insurance on the Property with interest on such disbursements. Any such future advances, whether obligatory or to be made at the option of the MORTGAGEE or otherwise, may be made either prior to or after the due date of the Note or any other notes secured by this Mortgage. This Mortgage is given for the specific purpose of securing any and all indebtedness by the BORROWERS to MORTGAGEE, made pursuant to the Loan Documents, in whatever manner this indebtedness may be evidenced or represented until this Mortgage is satisfied of record. All covenants and agreements contained in this Mortgage shall be applicable to all further advances made by MORTGAGEE to BORROWERS under this future advance clause.

         26. ENTIRE AGREEMENT: This instrument, together with the Note and other Loan Documents, constitutes and sets forth the entire understanding and agreement between the parties, and no party hereto has relied upon any representations, agreements or understandings, verbal or written, not set forth herein or in the Note and such 'other Loan Documents, whether made by any party hereto or by any agent, employee or representative of any party hereto.
Specifically, without limiting the generality of the foregoing, the parties agree that MORTGAGEE has made no agreement to extend or renew any of the Obligations, and no such agreement will be binding upon MORTGAGEE unless made in writing, subsequent to the date hereof, and executed by a duly authorized representative of MORTGAGEE.

         27. BINDING AGREEMENT: This Mortgage inures to the benefit of, and binds all parties hereto, their heirs, legal representatives, successors and assigns. The term MORTGAGEE shall mean the owner and holder of the Note described above, whether or not named as MORTGAGEE herein.

         28. MORTGAGOR NOT RELEASED- Extension of the time for payment or modification of amortization of the sums secured by this Mortgage granted by MORTGAGEE to any successor in interest of BORROWERS shall not operate to release, in any manner, the liability of the any original BORROWERS or BORROWERS' successor in interest. MORTGAGEE shall not be required to commence proceedings against such successor or extend time for payment or otherwise modify amortization of the sums secured by this Mortgage by reason of any demand made by any original BORROWERS and successors in interest to BORROWERS.

         29. GOVERNING LAW/STIPULATION OF JURISDICTION: This Mortgage and each instrument securing it shall be governed by and construed according to the laws of the State of Florida. The parties 01" hereby irrevocably and unconditionally stipulate and agree that the Federal Courts in the State of Florida or the Circuit Court of the State of Florida in and for Orange County, Florida, shall have exclusive jurisdiction to hear and finally determine any dispute, claim or controversy or action arising out of or connected (directly or indirectly) with this Mortgage, the Note and the other Loan Documents.

         30. SEVERABILIT'Y: In the event any one or more of the provisions contained in this Mortgage, or the Note or any other Loan Documents shall for any reason be held to be invalid, illegal or unenforceable in any respect, which invalidity, illegality or unenforceability shall, at the option of MORTGAGEE, not affect any other provision of this Mortgage or such other Loan Documents, but same shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein or therein. If the lien of this Mortgage is invalid or unenforceable as to any part of the Obligations, or if the lien is invalid or unenforceable as to any part of the Property, the unsecured or partially secured portion of the Obligations shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the Obligations, and all payments made on the Obligations, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the Obligations which is not secured or not fully secured the lien of this Mortgage.

OR145627;1

         3i. CONSENT NOT REQUIRED OF MORTGAGEE: Any consent by MORTGAGEE in any single instance shall not be deemed or construed to be MORTGAGEE'S consent in any like matter arising at a subsequent date and the failure of MORTGAGEE to promptly exercise any right, power, remedy, consent or approval provided herein or at law or in equity shall not constitute or be construed as a waiver of the same nor shall MORTGAGEE be estopped from exercising such right, power, remedy, consent or approval at a later date. Any consent or approval requested of and granted by MORTGAGEE pursuant hereto shall be narrowly construed to be applicable only to BORROWERS and the matter identified in such consent or approval and no third party shall claim any benefit by reason thereof, and any such consent or approval shall not be deemed to constitute MORTGAGEE a Ventura or partner with BORROWERS (or any of them, if more than one) nor shall privacy of contract be 'resumed to have been established with any such third party. If MORTGAGEE deems it to be in its best interest to retain the assistance of persons, firms or corporations (including, but not limited to, attorneys, appraisers, engineers, consultants and surveyors) with respect to a request for consent or approval, BORROWERS shall reimburse MORTGAGEE for all costs incurred in connection with the employment of such persons, firms or corporations.

         32. COSTS- BORROWERS will pay all costs and expenses reasonably incurred by MORTGAGEE in the preparation and recording of this Mortgage and all ancillary documents executed in connection therewith, or with the loan evidenced by the Note, including without limitation, any intangible tax, documentary stamp tax, recording and filing fees and premiums for any required mortgagee title insurance policy, cost of any required survey, as well as the attorney's fees for Mortgagee's counsel.

         32. COMMERCIAL LOAN PURPOSE: The loan contemplated hereby and by the Note and the other Loan Documents is primarily for a commercial, corporate, business, agricultural, or other income producing purpose, and not primarily for a personal, family, or household purpose. The BORROWERS acknowledge and agree that the purpose of this representation has been made to induce MORTGAGEE to rely in good faith on the above stated loan purpose in its effort to comply with all applicable laws and regulations.

         33. RELINQUISHMENT OF RIGHTS: To the fullest extent permitted by applicable law, MORTGAGOR will not at any time insist upon, or plead, or in any manner whatsoever claim or take any benefit or advantage of any stay or extension or moratorium law or law pertaining to the marshaling of assets, the administration of estates of decedents, any exemption from execution or sale of the Mortgaged Property or any part thereof, including exemption of homestead, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the #' Mortgaged Property, or for any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof, and MORTGAGOR hereby, to the extent permitted by applicable law, expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to MORTGAGEE, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. MORTGAGOR, for itself and all who claim under it, hereby waives, to the extent that it lawfully may, all right to have the Mortgaged Property marshaled upon any sale or foreclosure hereunder.

         34. MAXIMUM RATE OF INTEREST: In no event shall all charges in the nature of interest charged or taken on this Mortgage or the Note exceed the maximum allowed by law and in the event such charges cause the interest to exceed said maximum allowed by law, such interest shall be recalculated, and such excess shall be credited to principal, it being the intent of the parties that under no circumstances shall the MORTGAGOR be required to pay any charges in the nature of interest in excess of the maximum rate allowed by law.

OR145627:1

1 2

         35. WAIVER OF JURY TRIAL. BORROWERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AFTER CAREFUL CONSIDERATION AND AN OPPORTUNITY TO SEEK LEGAL ADVICE, WAIVES ITS RIGHT TO HAVE A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF OR IN ANY WAY CONNECTED WITH ANY OF THE PROVISIONS OF THIS MORTGAGE, THE NOTE OR ANY OTHER DOCUMENTS E)(ECUTED IN CONJUNCTION WITH THE LOAN SECURED BY THIS MORTGAGE.

         36. HEADINGS: Headings are for convenience only and are not intended as a limitation on the content of the paragraph following nor as an aid to the construction thereof.

         37. COMMITMENT LETTEIZ: The terms and provisions of that certain Commitment Letter dated December 30, 1998, and executed by BORROWERS and MORTGAGEE (the "Commitment Letter") are hereby acknowledged and are incorporated herein by reference. However, to the extent of any ambiguity or inconsistency between this Mortgage and the Commitment Letter, the terms, provisions and conditions contained in this Mortgage shall prevail.

         IN WITNESS WHEREOF, BORROWER5 have duly executed this mortgage as of the date first above written.

WITNESSES:                          MORTGAGOR:

-------------------------- ---------------------------------

__________________________ EIN:______________________________


ACKNOWLEDGED AND AGREED WITH RESPECT TO THE PROVISIONS
RELATING  STRATCOMM MEDIA, LTD.:

ATTEST                              Stratcomm Media, LTD.,



-------------------------- ------------------------------------


[CORPORATE SEAL]

STATE OF FLORIDA

COUNTY OF ORANGE

         BEFORE ME, the undersigned authority, the foregoing instrument was acknowledged this I St day of February, 1999 by Roberto E. Veitia, as President of Stratcomm Media, U.S.A., Inc., a Florida corporation, each of whom [ ] produced drivers license, as identification [ ] is personally known to me.



1 3

STATE OF FLORIDA
COUNT'Y OF ORANGE




         BEFORE ME, the undersigned authority, the foregoing instrument was acknowledged this 1 St day of February, 1999, by Roberto E. Veitia, as President and Pamela Bathurst-Philpolt, as Secretary, respectively, of Stratcomm Media, Ltd., an entity organized under the laws of the Yukon Territory, Canada, each of whom [ ] produced DRIVERS LICENSE as identification [__] is personally known to me.

                                  ------------------------------------------

                                                   Notary Public

                                   EXHIBIT "A"

Parcel One:
         Begin at point 675 feet east of the west line of section 1, township 22 south, range 29 east, ad 30 feet north of the center line of lee road, thence run north 279.20 feet; thence run east 100 feet, thence run south 279.20 feet; thence run west 100 feet to the point of beginning, being a part of lots 2 and 3, PLAN OF WEST WINTER PARK (also known as Holden Brothers Subdivision of West Winter Park), according to the plat thereof as recorded in plat book A, page 62 of the public records of orange county, Florida, LESS road right of way.

Parcel Two:
         North 1/2 of lot 12, block "D", Albert Lee Ridge, According to the plat thereof recorded in the plat book "T", page 147, public record of Orange County, Florida.

Also Known As:
         Part of lot 2 plan of West Winter Park as recorded in plat book A, page 62, Public record of Orange County, Florida described as follows:

         Beginning at the northeast corner of lot 11, Block D, Albert Lee Ridge, as recorded on plat book T, page 147 of the public records of orange county, Florida; RUN S 88'57'31' W 100.00 feet along the south lines of lots 4 & 10 block D of aforesaid plat to the northeast corner of lot 3, Block D of said plat; Thence run s 02' 04'29 E 254.25 feet along the east lines of lots 1, 2, & 3 block D to the north Right of way line of Lee road; thence run along the north right of way line N 88'36'12' E
         100.00 feet; thence run N 02'04'29 W 253.63 feet along the west line of lots 11, 12 & 14 block D to the point of beginning.

         TOGETHER WITH:

         The north half of lot 12, Block D of Albert Lee Ridge, According to plat thereof as recorded in plat book T,. page 147, of the public records of orange county, Florida.

         Subject to and together with all rights under and by virtue of that certain easement agreement dates august 7, 1988, recorded in official records book 3814, page 4277, public records of orange county Florida.

                         STATE OF FLORIDA/ORANGE COUNTY

UNIFORM COMMERCIAL CODE FINANCING STATEMENT FORM UCC-1/158 (REV 1993) This financing statement is presented to a filing officer of the filing pursuant to the uniform commercial code:

1.         Debtor         (last         name         first         if         an
individual):_________________________________________                        1a.
DOB/FEI#:_________________                      1b.                      Mailing
Address:___________________________________________________________   1c.  City,
State:___________________________  1d. Zip Code:__________________ 2. Additional
Debtor (last name first if an  individual):________________________________  2a.
DOB/FEI#:_________________                      2b.                      Mailing
Address:____________________________________________________________  2c.  City,
State:____________________________  2d. Zip  Code:__________________  3. Secured
Party:______________________________________________________________ 3a. Mailing
Adress:_____________________________________________________________  3b.  City,
State:_____________________________ 3c. Zip Code:___________________ 4. Assignee
of secured party (first name first):________________________________________ 4a.
Mailing    Address:_____________________________________________________________
4b. City, State:______________________________ 4c. Zip Code:___________________

5. This financing statement covers the following types or items or property (include description of real property on which located and owner of record when required.

     SEE ATTACHED EXHIBIT `A' FOR A DESCRIPTION OF THE REAL ESTATE WHERE THE COLLATERAL IS OR MAY BE LOCATED AND THE ATTACHED EXHIBIT `B' ATTACHED HERETO FOR A DESCRIPTION OF THE COLLATERAL.

     THE REAL PROPERTY IS OWNED BY THE DEBTOR.

6.  Check if applicable:          [   ] Products of collateral are also covered
                                  [   ] Proceeds of collateral are also covered
                                  [   ] Debtor is transmitting utility
7.  Check Appropriate Box:        [   ] All documentary stamp taxes due and
                                  payable or to become due and payable to 201.22
                                  F.S., have been paid.
                                  [   ] Florida documentary stamp tax not
                                    required

8. In accordance with 679.402(2), F.S., this statement is filed without the debtor's signature to perfect a security Interest in collateral: [ ] already subject to a security interest in another jurisdiction when it was brought into this state or debtor's location changed to this state.
                      [ ] which is proceeds of the original collateral described above in which a security interest was perfected [ ] as to which the filing has lapsed. Date filed ____________________ and previous UCC-1 file number
                     -----------------------------.
                      [ ] acquired after a change of name, identity, or corporate structure of the debtor.
9.       Number of additional sheets presented._________

10.      Signature of debtor___________________________________________________

11.                                  Signature       of
                                     secured  party  or
                                     if  assigned,   by
                                    assignee

                                     -------------------------------------------

                                             EXHIBIT "A"

Parcel One:
         Begin at point 675 feet east of the west line of section 1, township 22 south, range 29 east, ad 30 feet north of the center line of lee road, thence run north 279.20 feet; thence run east 100 feet, thence run south 279.20 feet; thence run west 100 feet to the point of beginning, being a part of lots 2 and 3, PLAN OF WEST WINTER PARK (also known as Holden Brothers Subdivision of West Winter Park), according to the plat thereof as recorded in plat book A, page 62 of the public records of orange county, Florida, LESS road right of way.

Parcel Two:
         North 1/2 of lot 12, block "D", Albert Lee Ridge, According to the plat thereof recorded in the plat book "T", page 147, public record of Orange County, Florida.

Also Known As:
         Part of lot 2 plan of West Winter Park as recorded in plat book A, page 62, Public record of Orange County, Florida described as follows:

         Beginning at the northeast corner of lot 11, Block D, Albert Lee Ridge, as recorded on plat book T, page 147 of the public records of orange county, Florida; RUN S 88'57'31' W 100.00 feet along the south lines of lots 4 & 10 block D of aforesaid plat to the northeast corner of lot 3, Block D of said plat; Thence run s 02' 04'29 E 254.25 feet along the east lines of lots 1, 2, & 3 block D to the north Right of way line of Lee road; thence run along the north right of way line N 88'36'12' E
         100.00 feet; thence run N 02'04'29 W 253.63 feet along the west line of lots 11, 12 & 14 block D to the point of beginning.

         TOGETHER WITH:

         The north half of lot 12, Block D of Albert Lee Ridge, According to plat thereof as recorded in plat book T,. page 147, of the public records of orange county, Florida.

         Subject to and together with all rights under and by virtue of that certain easement agreement dates august 7, 1988, recorded in official records book 3814, page 4277, public records of orange county Florida.

DEBTOR:           STRATCOMM MEDIA, USA, INC., a Florida corporation

SECURED PARTY:    IST NATIONAL BANK OF CENTRAL FLORIDA

REAL PROPERTY-    SEE THE ATTACHED EXHIBIT "A"

COLLATERAL.       All the following described property

[GRAPHIC OMITTED][GRAPHIC OMITTED]

All fixtures, and equipment used in connection with the real property and all personal property now or hereafter affixed to, attached to, placed upon or used in any way in connection with the complete and comfortable use, occupancy or operation of the said Real Property, all rents, issues, profits, royalties, income and other benefits derived from the Real Property, all leases or subleases covering the real property or any portion thereof, now or hereafter existing or entered into, and all right, title and interest of DEBTOR thereunder; all interests, estates or other claims, both in law and in equity, which DEBTOR now has or may hereafter acquire in the Real Property, all easements, rights-of-way, tenements, hereditaments and appurtenances thereof and thereto; all oil, gas and mineral rights and profits, water rights and water stock of DEBTOR (including any consumptive use, surface water management or general permits), all right, title and interest of DEBTOR, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street or highway adjoining the Real Property; and any and all buildings, fixtures, improvements, and appurtenances now or hereafter erected thereon or belonging thereto; all of DEBTOR'S right, title and interest in and to any judgments, awards of damages, condemnation payments an and settlements, including interest thereon, and the right to receive the same, which may be made with respect to the Real Property as a result of the exercise of the right of eminent domain, the alteration of the side of any street, any other injury or a decrease in the value of the Real Property, or proceeds of insurance awards; all deposits made with, or other security given to, utility companies by DEBTOR or any partner of DEBTOR with respect to the Real Property; all of DEBTOR'S rights relating to the Real Property or the operation thereof, or used in connection therewith, including, without limitation, the non-exclusive right to use trade names, service marks and trademarks; all rights to other permits, authorizations and approvals granted the DEBTOR in regard to the Real Property such as, but not limited to, all building permits, certificates of occupancy, etc.; all rights of the DEBTOR to any contracts relating to the Real Property such as, but not
limited  to,  all  contracts  with  any  general   contractors  with  regard  to
improvements to be constructed on the Real Property, engineer contracts, architects contracts, etc.; all monies, accounts, balances, credits, deposits, collections, drafts, bills, notes, securities and any other property of every kind and nature (whether tangible or intangible) no owned or hereafter acquired by the DEBTOR and at any time in the actual or constructive possession of (or in transit to) the SECURED PARTY or its correspondents or agents, their successors and/or assigns, in any capacity or for any purpose; and, together with all proceeds thereof. All of the foregoing property and interests are herein collectively referred to as the "Collateral".

Acknowledged Bid agreed:


STRATCOMM MEDIA, USA, INC.,
A Florida corporation

By:______________________________________________________
        Robert E. Veita, Presiden

                         STATE OF FLORIDA/ORANGE COUNTY

UNIFORM COMMERCIAL CODE FINANCING STATEMENT FORM UCC-1/158 (REV 1993) This financing statement is presented to a filing officer of the filing pursuant to the uniform commercial code:

6.         Debtor         (last         name         first         if         an
individual):_________________________________________                        1a.
DOB/FEI#:_________________                      1b.                      Mailing
Address:___________________________________________________________   1c.  City,
State:___________________________  1d. Zip Code:__________________ 7. Additional
Debtor (last name first if an  individual):________________________________  2a.
DOB/FEI#:_________________                      2b.                      Mailing
Address:____________________________________________________________  2c.  City,
State:____________________________  2d. Zip  Code:__________________  8. Secured
Party:______________________________________________________________ 3a. Mailing
Adress:_____________________________________________________________  3b.  City,
State:_____________________________ 3c. Zip Code:___________________ 9. Assignee
of secured party (first name first):________________________________________ 4a.
Mailing    Address:_____________________________________________________________
4b. City, State:______________________________ 4c. Zip Code:___________________

10. This financing statement covers the following types or items or property (include description of real property on which located and owner of record when required.

     SEE ATTACHED EXHIBIT `A' FOR A DESCRIPTION OF THE REAL ESTATE WHERE THE COLLATERAL IS OR MAY BE LOCATED AND THE ATTACHED EXHIBIT `B' ATTACHED HERETO FOR A DESCRIPTION OF THE COLLATERAL.

     THE REAL PROPERTY IS OWNED BY THE DEBTOR.

6.  Check if applicable:       [   ] Products of collateral are also covered
                               [   ] Proceeds of collateral are also covered
                               [   ] Debtor is transmitting utility
7.  Check Appropriate Box:     [   ] All documentary stamp taxes due and payable
                               or to become due and payable to 201.22 F.S.,
                               have been paid.
                               [   ] Florida documentary stamp tax not required
8. In accordance with 679.402(2), F.S., this statement is filed without the debtor's signature to perfect a security Interest in collateral: [ ] already subject to a security interest in another jurisdiction when it was brought into this state or debtor's location changed to this state.
                      [ ] which is proceeds of the original collateral described above in which a security interest was perfected [ ] as to which the filing has lapsed. Date filed ____________________ and previous UCC-1 file number
                     -----------------------------.
                      [ ] acquired after a change of name, identity, or corporate structure of the debtor.
9.    Number of additional sheets presented._________

10.       Signature of debtor___________________________________________________

11.      Signature of secured party or if assigned, by assignee ________________

                                   EXHIBIT "A"

Parcel One:
         Begin at point 675 feet east of the west line of section 1, township 22 south, range 29 east, ad 30 feet north of the center line of lee road, thence run north 279.20 feet; thence run east 100 feet, thence run south 279.20 feet; thence run west 100 feet to the point of beginning, being a part of lots 2 and 3, PLAN OF WEST WINTER PARK (also known as Holden Brothers Subdivision of West Winter Park), according to the plat thereof as recorded in plat book A, page 62 of the public records of orange county, Florida, LESS road right of way.

Parcel Two:
         North 1/2 of lot 12, block "D", Albert Lee Ridge, According to the plat thereof recorded in the plat book "T", page 147, public record of Orange County, Florida.

Also Known As:
         Part of lot 2 plan of West Winter Park as recorded in plat book A, page 62, Public record of Orange County, Florida described as follows:

         Beginning at the northeast corner of lot 11, Block D, Albert Lee Ridge, as recorded on plat book T, page 147 of the public records of orange county, Florida; RUN S 88'57'31' W 100.00 feet along the south lines of lots 4 & 10 block D of aforesaid plat to the northeast corner of lot 3, Block D of said plat; Thence run s 02' 04'29 E 254.25 feet along the east lines of lots 1, 2, & 3 block D to the north Right of way line of Lee road; thence run along the north right of way line N 88'36'12' E
         100.00 feet; thence run N 02'04'29 W 253.63 feet along the west line of lots 11, 12 & 14 block D to the point of beginning.

         TOGETHER WITH:

         The north half of lot 12, Block D of Albert Lee Ridge, According to plat thereof as recorded in plat book T,. page 147, of the public records of orange county, Florida.

         Subject to and together with all rights under and by virtue of that certain easement agreement dates august 7, 1988, recorded in official records book 3814, page 4277, public records of orange county Florida.

DEBTOR:           STRATCOMM MEDIA, USA, INC., a Florida corporation

SECURED PARTY-    IST NATIONAL BANK OF CENTRAL FLORIDA

REAL PROPERTY:    SEE THE ATTACHED EXHIBIT "A

COLLATERAL:                All the following described property:
[GRAPHIC OMITTED][GRAPHIC OMITTED]

All fixtures, and equipment used in connection with the real property and all personal property now or hereafter affixed to, attached to, placed upon or used in any way in connection with the complete and comfortable use, occupancy or operation of the said Real Property, all rents, issues, profits, royalties, income and other benefits derived from the Real Property, all leases or subleases covering the real property or any portion thereof, now or hereafter existing or entered into, and all right, title and interest of DEBTOR thereunder; all interests, estates or other claims, both in law and in equity, which DEBTOR now has or may hereafter acquire in the Real Property, all easements, rights-of-way, tenements, hereditaments and appurtenances thereof and thereto; all oil, gas and mineral rights and profits, water rights and water stock of DEBTOR (including any consumptive use, surface water management or general permits), all right, title and @Merest of DEBTOR, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street or highway adjoining the Real Property; and any and all buildings, fixtures, improvements, and appurtenances now or hereafter erected thereon or belonging thereto; all of DEBTOR'S right, title and interest in and to any judgments, awards of damages, condemnation payments an and settlements, including interest thereon, and the right to receive the same, which may be made with respect to the Real Property as a result of the exercise of the right of eminent domain, the alteration of the side of any street, any other injury or a decrease in the value of the Real Property, or proceeds of insurance awards; all deposits made with, or other. security given to, utility companies by DEBTOR or any partner of DEBTOR with respect to the Real Property; all of DEBTOR'S rights relating to the Real Property or the operation thereof, or used in connection therewith, including, without limitation, the non-exclusive right to use trade names, service marks and trademarks; all rights to other permits, authorizations and approvals granted the DEBTOR in regard to the Real Property such as, but not limited to, all building permits, certificates of occupancy, etc.; all rights of the DEBTOR to any contracts relating to the Real Property such as, but not limited to, all contract with any general contractors with regard to improvements to be constructed on the Real Property, engineer contracts, architects contracts, etc.; all monies, accounts, balances, credits, deposits, collections, drafts, bills, notes, securities and any other property of every kind and nature (whether tangible or intangible) no owned or hereafter acquired by the DEBTOR and at any time in the actual or constructive possession of (or in transit to) the SECURED PARTY or its correspondents or agents, their successors and/or assigns, in any capacity or for any purpose; and, together with all proceeds thereof. All of the foregoing property and interests are herein collectively referred to as the "Collateral".

Acknowledged and agreed:


STRATCOMM MEDIA, USA, INC.,
A Florida corporation

By _______________________________________
        Robert E. Veitia, President

                     REAL ESTATE LOAN AND SECURITY AGREEMENT

         THIS REAL ESTATE LOAN AND SECURITY AGREEMENT (the "Agreement") is executed and entered into as of February 1, 1999, by and between STRATCOMM MEDIA, U.S.A., INC.. a Florida corporation (the "Mortgagor") and STRATCOMM MEDIA, LTD., an entity formed under the laws of the Yukon Territory of Canada (the "Holding Company"), (the Mortgagee and Holding Company are hereinafter, collectively, the "Borrower"), and IST NATIONAL BANK OF CENTRAL FLORIDA, national bank in a association, (the "Lender").

                                    PREAMBLE

         The Mortgagor owns, or contemporaneously with the execution hereof, will acquire, the real property situated in Orange County, Florida, which is more particularly described on Exhibit A hereto (the "Land"), together with the improvements, fixtures and personal property now or hereafter situated thereupon, used or intended to be used in connection therewith or otherwise relating thereto or arising therefrom (as used herein, the term "Property" is used to mean and refer to the Land and any improvements, fixtures and personal property now or hereafter situated upon, used or intended to be used in connection with. or otherwise relating to or arising from the Land). The Borrower has requested that Lender make available to Borrower the Loan described in Section 1.01 hereof to be secured by the Property or other collateral described in Section 2.01 hereof Lender has agreed to make such Loan in its commitment letter dated December 30, 1998.

                                    AGREEMENT

     NOW, THEREFORE. in consideration of the premises, the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and the Borrower. intending to be legally bound hereby, agree as follows:

                           I. AMOUNT AND TERMS OF LOAN

         Section 1.01 Loan to Borrower. Borrower shall accept and Lender shall make available to the Borrower. upon the terms and subject to the conditions herein set forth, a secured term loan (the "Loan"), in the principal amount of SIX HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($650,000-00). The aggregate principal amount of the Loan shall be disbursed by Lender to Borrower, as and when all conditions precedent to Lender's obligation to make each advance have been fully satisfied and as requested by Borrower.

         Section 1.02 Note. The Loan shall be evidenced by a promissory note (a "Note") in a form satisfactory to the Lender, executed by the Borrower. The Note shall bear interest and be payable as set forth therein.

     Section 1.03 Use of Proceeds of Loan. The proceeds of the Loan shall be used for the financing of the property described on Exhibit A.

                              II. SECURITY FOR LOAN

         Section 2.01 Security for Loan: "Liabilities" Defined. As security for repayment of the Loan, and for any and all other indebtedness and liabilities (collectively, the "Liabilities") of the Borrower to Lender, Lender shall have. in addition to all other collateral now or hereafter granted to Lender, title to and a security interest in, the Collateral described below. "Liabilities" shall include, but shall not be limited to, all liabilities and obligations of the Borrower to Lender, however arising, whether now in existence or incurred by the Borrower from time to time hereafter, and whether such indebtedness is absolute or contingent, joint or several, matured or unmatured, direct or indirect, and whether the Borrower is liable to Lender for such indebtedness as principal, surety, endorser, Guarantor, or otherwise. "Liabilities" also shall mean and include obligations to perform acts and refrain from taking action, as well as obligations to pay money. As security for the payment and performance of the Loan and all other Liabilities of Borrower to Lender, Lender shall receive, and with respect to property now owned or hereafter acquired by Borrower, Borrower hereby grants to Lender title to and a continuing security interest in the following collateral (collectively, the "Collateral"):

     2.01.1 a mortgage on or a valid and perfected security interest in, as the case may be, the Property, both real and personal, as described in that certain Mortgage, Assignment of Rents and Leases and Security agreement executed by the Borrower contemporaneously herewith (the "Mortgage"), subject only to such exceptions, liens, mortgages and encumbrances, if any, approved by Lender and described on Exhibit A hereto, all as more particularly described in each
Mortgage:

     2.01.2 an assignment of rents and leases related to the Property as described in the Mortgage: and
     2.01.3 proceeds of all of the foregoing, including insurance and tort claims, and all other collateral now or hereafter securing the loan.

         Section 2.02 Delivery of Documentation. Lender's obligation to make the Loan and each advance hereunder is subject to the conditions precedent described in Article VI hereof, including without limitation, that the Borrower shall have delivered to Lender such documentation in form satisfactory to Lender as is required by Lender in connection with the Loan. Such documentation shall include without limitation, the following:

         2.02.1 an accurate survey of the Land, showing the locations of all improvements, setback lines. boundaries, rights-of-way, and easements, together with flood zone certificate and, if located in a designated flood zone, a policy of insurance protecting the Lender's interest against loss from flooding or water damage;

         2.02.2 Borrower's Affidavit in the form of Exhibit B hereto-, 2.02.3 documents establishing that all utilities are available to the Land;
         2.02.4 such certificates or other evidence satisfactory to Lender that the development and current use of the Land conform with all federal, state and municipal laws, restrictions and requirements, including applicable zoning regulations:

         2.02.5 title binder acceptable to Lender covering the Property; 2.02.6 copy of the plat maps containing the Land; 2.02.7 copies of all documents and instruments creating any prior mortgages or encumbrances on the Property or the other Collateral, and all leases now in effect, or coming into existence during the term of the Loan with respect to any of the foregoing,

         2.02.8 the properly executed originals of this Agreement, the Note, the Mortgage and UCC Financing, Statements cove the fixtures and personal property situated upon or relating to the Land and all other Loan Documents (as defined herein), all of which shall have been approved by Lender and its counsel;

         2.02.9 and appraisal of the Land, prepared by Beaumont and Marthes and dated _____________.
         2.02.10   Phase I environmental assessment on the Land;
         2.02.11 copy of (i) the executed lease between Borrower and any Tenant,
(ii)  a  tenant   estopped   certificate,   and  (iii)   tenant   subordination,
non-disturbance and attornment agreement executed by the Tenant and Borrower.

         2.02.12 such other and further documents and opinions as Lender may request.

         Section 2.03 Set Off. Lender is hereby given a continuing lien as additional security for all Liabilities of Borrower to Lender upon any and all moneys, securities and other property of the Borrower. and the proceeds thereof, now or hereafter held or received by or in transit to Lender from or for the Borrower, whether for safekeeping, custody, pledge, transmission. collection or otherwise, and also upon any and all deposit balances (general or special) and credit of the Borrower with, and any and all claims of the Borrower against, Lender at any time existing, and upon an Event of Default hereunder (as defined in Article VI hereof), Lender may apply or set off the same against the indebtedness and other Liabilities secured hereby.

                       Ill. REPRESENTATIONS AND WARRANTIES

In order to induce Lender to enter into this Agreement and to make the Loan, the Borrower represents and warrants to Lender that:

         Section 3.01 Organization; Authority. The Mortgagor is a Florida corporation and the Holding Company is an entity organized under the laws of the Yukon Territory of Canada, both of which are duly organized, validly existing and in good standing in their jurisdictions of organization and are qualified and in good standing in all jurisdictions where qualification is necessary. The Borrower and Holding Company have all requisite corporate, association, or other power and authority and have taken or caused to be taken all necessary corporate, association, or other action (including any necessary shareholder, partner, or member action) necessary to execute, deliver, enter into and perform in accordance with this Agreement, the Note, the Mortgage and the other Loan Documents. Upon execution and delivery thereof, this Agreement, the Note, the Mortgage and the other Loan Documents will constitute valid and binding obligations of the Mortgagee and/or the Holding Company, as the case may be, and the other parties thereto, enforceable in accordance with their respective terms, and the Note will be entitled to the benefits of this Agreement and the other Loan Documents.

         Section 3.02 Financial Information. All financial statements presented to Lender in connection with the Loan present fairly and accurately the financial position of the person or entity reported on therein for the periods covered thereby, in conformity with Generally accepted accounting principles applied on a consistent basis throughout the periods involved.

     Section 3.03 Adverse Change. There has been no material adverse chan2e in the business, properties. or condition (financial or otherwise) of borrower, and guarantor, or any of the Collateral since the date of the last financial statements furnished to Lender.

         Section 3.04 Litigation. Except for any litigation or claims specifically described on Exhibit C hereto. there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending, or, to the knowledge of the Borrower, threatened or in prospect against or affecting the Borrower or any properties or rights of the Borrower which, if adversely determined, would materially or adversely affect the business, properties, or financial condition of the Borrower or any of the Collateral. The Borrower is currently not affected by any strike or other labor disturbance, or in default in any respect under any judgment, order, injunction, rule, ruling or regulation of any court or Governmental commission agency or instrumentality.

         Section 3.05 Payment of Taxes. The Borrower has filed or caused to be filed all federal, state and local tax returns which are required to be filed, and has paid or caused to be paid all taxes as shown on said returns or on any assessment received by it. to the extent that such taxes have become due, except as otherwise permitted by the provisions hereof. The Borrower has no reason to believe that any additional taxes are due for prior calendar tax years that have not been audited by the respective tax authorities beyond the amounts provided in the financial statements heretofore furnished to Lender.

         Section 3.06 No Violations. Neither the execution nor delivery of this Agreement, the Note, the Mortgage or any of the other Loan Documents, nor the consummation of the transactions contemplated hereby and thereby. nor compliance with the terms and provisions hereof and thereof, will conflict with, violate or result in a breach of or default under, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on any of the assets of the Borrower pursuant to the 14e'rms of any provision of any contract or agreement, charter, bylaw, or other corporate restriction, any law, ordinance, rule, order, certificate, license, regulation or decree of the United States or any state, territory or political subdivision thereof. or any court, a2encv or other tribunal under which the Borrower or any of its assets are subject. The Borrower is not in default with respect to the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of the foregoing which are material to their respective financial conditions.

         Section 3.07 Title to Collateral. Except for the mortgage and security interests conveyed to Lender pursuant to the Mortgage and by the other Loan Documents, and except as otherwise set forth in Exhibit A hereto, the Borrower is the owner of the Collateral, free from any mortgage, lien, security interest or encumbrance, and the Borrower shall defend the same against all claims and demands of all persons at any time claiming the same or any interest therein adverse to Lender.

         Section 3.08 Location of Records. Upon request by lender, the borrower shall give to lender written notice of each office of the borrower at which records of the borrower pertaining to the collateral are kept. Except as such notice is given, all records of the borrower pertaining to the collateral are and shall be kept at the address stated in section 8.01.

         Section 3.09 Leases. No lease relating to the Property has been modified or terminated and each of such leases remains in full force and effect as of the date hereof. No lease relating to the Property, nor any of the rents accrued, accruing, or to accrue thereunder, is subject to any prior assignment, security interest, defense, or setoff.

         Section 3.10 Permits, Government, and Other Approvals. The Borrower possesses such licenses and permits as are required for the conduct of their respective businesses. No approval, consent, or authorization of any governmental authority which has not heretofore been obtained is necessary for the execution or delivery by the Borrower of this Agreement, the Note, the Mortgage-or the other Loan Documents or for the performance by the Borrower of any of the terms or conditions hereof or thereof.

Section 3.11 Environmental Matters. Borrower represents and warrants as follows:
None of the Property does or shall while any part of the indebtedness secured by the Mortgage is unpaid contain (a) asbestos in any form, (b) urea formal-dehyde foam insulation; or (c) any other chemical, material, or substance the exposure to which is prohibited, limited or regulated bv any federal, state, county, regional or local authority or which, even if not so regulated, may pose a hazard to the health and safety of the occupants of the Property or the owners of property adjacent thereto. Borrower further warrants that (i) all of the Property complies in all respects with applicable environmental laws, regulations, and court or administrative orders; (ii) there are no pending claims or threats of claims by private or governmental or administrative authorities relating to environmental impairment or regulatory requirements; and (iii) there are no areas on the Property where hazardous substances have been disposed of, released or found. Borrower shall give immediate oral and written notice to Lender of its receipt of any notice of a violation of any law, standard or regulation covered by this Section.

         Borrower hereby agrees to indemnify and hold Lender harmless from all loss. cost, dama2e, claim and expense incurred by Lender on account of the violation of any representation or warranty set forth in this Section 3.1 1, or of Borrower's failure to perform any obligations of this Section, or to fully comply with all environmental laws, rules and regulations.

                            IV. AFFIRMATIVE COVENANTS

The Borrower covenants and agrees that from the date hereof and until payment in full of the principal of and interest on the Loan and payment of all other Liabilities of the Borrower to Lender, unless Lender shall otherwise consent in writing:

         Section 4.01 Financial Information, Compliance Certificates. During the term of the Loan, Borrower shall furnish Lender with (i) within thirty (30) days after the end of each fiscal quarter, internally prepared quarterly financial statements of the Borrower, certified to Lender, as being true and correct by President of the Borrower, (ii) within one hundred twenty (120)days after the end of each fiscal year, annual, unqualified, audited financial statements of the Borrower, with said financial statements prepared and audited by independent certified public accountants acceptable to the Lender; (iii) within sixty (60) days of the end of each calendar year, a statement, certified true and accurate by the President of the Borrower, of ail outstanding or threatened litigation, governmental investigation or arbitration affecting the Borrower, the status of each such matter and the amount in controversy during the term any Loan is outstanding, (iv) federal income tax returns (and, with respect to STRATCOMM HOLDRNG, the Canadian equivalent) annually during the term any Loan is outstanding, within thirty (30) days of the Filing of same with the Internal Revenue Service and (v) within sixty (60) days of the end of each calendar year. a rent roll. in form and substance satisfactory to the Lender, specifying the name of each tenant in occupancy, the term of the lease of each tenant'4he number of square feet leased by each tenant and the per square foot annual rental of each tenant, all in reasonable detail and certified by the Borrower to be correct. Statements shall include financial information on any and all related entities obligated under this Loan and shall be in a format substantially similar to the statements submitted at the time of application for this Loan. or statements which have been prepared with Generally accepted accounting principles. Borrower also agrees to submit, any and all other financial information as may be reasonably requested by Lender from time to time.

         Section 4.02 Inspection. The Borrower shall permit Lender and any of its authorized representatives. and shall cause such persons and entities to be permitted: (a) to visit, examine, inspect and make extracts from books and records of the Borrower and shall discuss with Lender or its representatives the affairs, finances and accounts of the Borrower; and (b) to inspect all Collateral securing the Loan, all at such reasonable times and as often as may be reasonably requested. All such inspections. discussions and examinations shall be for the sole benefit and information of Lender and shall not be relied upon in any way by the Borrower or any third party.

         Section 4.03 Existence, Properties, etc. The Borrower shall: (a) do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights, and franchises and comply with all laws applicable to it. (b) continue the business of Borrower substantially as conducted and operated during the present and preceding calendar year; (c) at all times maintain, preserve, and protect or cause to be maintained, preserved, and protected all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of their respective businesses and keep or cause to be kept the same in good repair, working order, and condition, and from time to time make, or cause to be made, all needed and proper repairs, renewals, replacements, betterment's, and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times; (d) at all times keep and cause to be kept its insurable properties adequately insured and maintain (i) bond coverage's and insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar business, (ii) necessary workmen's compensation insurance, and (iii) such other insurance as may be required by law or as may be reasonably required in writing by Lender.

         Section 4.04 Payment of Indebtedness,  Taxes,  etc. The Borrower shall:
(a) pay or cause to be paid all of its indebtedness and obligations promptly and in accordance with normal terms and (b) pay and discharge or cause to be paid and discharged promptly all taxes, assessments, and governmental charges or levies imposed upon it, or upon any of Borrower's income and profits, properties, real, personal, or mixed, or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials, and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof.

     Section 4.05 Maintenance of Proper Accounts. The Borrower shall maintain a system of accounting and proper books of record and account, in accordance with generally accepted accounting principles, and will set aside on its books all proper and adequate reserves for taxes, depreciation. depletion, obsolescence, loan losses, amortization. contract cancellations. defaults, or other breaches of contract and otherwise as may be appropriate in accordance with said principles.

     Section 4.06 Further Assurances. The Borrower shall do, make, execute, record and deliver. or shall cause to be done, made, Executed, recorded, and delivered. all such additional and further acts, things, deeds, assurances and instruments as Lender may, require more completely to vest in and assure to Lender its rights under this Agreement. the Note, the Mort-a2e, the other Loan Documents, or in the Collateral.
     Section 4.07 Lease Payments. At all times during the term hereof, of the Note and/or Mortgage, the monthly rental payments under the Lease shall exceed
1.2 times the amount sufficient to pay all taxes, insurance and the monthly debt service I on the Property.

                                 V. CONDITIONS.

Lender's obligation to make the Loan or any advance hereunder are subject to Borrower's full satisfaction of the following conditions precedent:

     Section 5.01 Documentation. Lender and its counsel shall have received and approved all documents and instruments required by Section 2.02 hereof.

     Section 5.02 Recording. Lender shall have received and approved a copy of the recorded Mortgage and Financing, Statements. reflecting the date of recording and other pertinent recording information.
         Section 5.03 Lien on Collateral. Lender shall have been provided with evidence satisfactory to it that the Mortgage and security interests granted to Lender pursuant to the Mortgage and the other Loan Documents, are valid and enforceable liens on the Collateral described therein, subject only to such liens, encumbrances and mortgages, if any, approved by Lender and described on Exhibit A hereto.

                              VI. EVENTS OF DEFAULT

         Section 6.01 Events of Default. Upon the occurrence of any one or more of the following events (herein called "Events of Default"):
         6.01.1 any representation or warranty made herein, in any other Loan Document, or in connection herewith or with the Loan shall prove to be, or have been, false or misleading in any material respect;

         6.01.2 any report, certificate, financial statement or other instrument furnished in connection with or pursuant to the Loan or this Agreement shall prove to be false or misleading in any material respect;

         6.01.3 default in the payment of the principal of or any interest on (together with premium thereon, if any) the Loan, or any of the other Liabilities of the Borrower to Lender, as and when due and payable;

         6.01.4 default with respect to any indebtedness or liability of the Borrower evidenced by note, bonds, debentures or similar obligations (other than the Loan) when due or the performance of any other obligation incurred in connection with any indebtedness for borrowed money of the Borrower, if the effect of such default is to accelerate the maturity of such indebtedness or to permit the holder thereof to cause such indebtedness to become due prior to its stated maturity or if any such indebtedness shall not be paid when due;

         6.01.5 the occurrence of any Event of Default or default under, or any default in the due observance or performance of any other term, covenant, condition or agreement on the part of the Borrower, or any other Person to be observed or performed pursuant to the provisions of this Agreement, the Note, the Mortgage, the other Loan Documents, or any other agreement between the Borrower and Lender;

         6.01.6 if the Borrower shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of the Borrower or any of their respective properties or assets, (ii) admit in writing his, her, or its inability to pay his, her, or its debts. as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, or (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against the Borrower in any proceeding under any such law or if any action whatsoever shall be taken for the purpose of effecting any of the foregoing;

         6.01.7 if an order, judgment or decree shall be entered without the application, approval or consent of the debtor by any court of competent jurisdiction, approving a petition seeking reorganization or liquidation of the Borrower or of all or any part of their respective properties or assets. or appointing a receiver, trustee or liquidator of the Borrower:

         6.01.8 if Final judgment for the payment of money shall be rendered against the Borrower and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively staved: 6.01.9 the occurrence of such a material chance or such a combination of otherwise immaterial changes in the condition or affairs (financial or otherwise) of the Borrower. as in the opinion of Lender, impairs Lender's security or increases its risk-:

         6.01.10 if Borrower is an individual, if Borrower or any Guarantor shall die,
         6.01.11 if any action shall be taken or if there shall be any occurrence which could or does have the effect of terminating, dissolving, or winding-up the business of Borrower, or

         6.01.12 the occurrence of any default or event of default under any Security Document or Loan Document (as those terms are defined in any loan or other agreement between the Borrower and Lender);

then, or at any time thereafter during the continuance of any such Event of Default. Lender may, without notice to the Borrower or any other Person, declare the Loan and any and all other indebtedness and Liabilities of the Borrower to Lender to be forthwith due and payable, whereupon such Loan. Liabilities and indebtedness shall become forthwith due and payable, both as to principal and interest, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived by the Borrower. any guarantor, and any other party obligated under the Note or on the Liabilities, anything contained or implied herein or in the other Loan Documents to the contrary notwithstanding. Lender shall not, in any event, be obligated to provide the Borrower, any guarantor, or any other Person with any presentment, demand, protest, or other notice of any kind as a condition to Lender's acceleration of the Loan upon the occurrence of any Event of Default.

                                VII. DEFINITIONS

         For the purposes hereof-.

         Section 7.01 Accounting Terms. Each accounting term not defined herein shall have the meaning given to it under Generally accepted accounting principles.
         Section 7.02 Person shall include natural persons, corporations (which shall be deemed to include business trusts). associations. partnerships, and all such similar entities.
         Section 7.03 Loan Documents or Securi!3@ Documents shall mean any document heretofore. contemporaneously herewith, or hereafter executed or delivered in connection with or evidencing, securing, guaranteeing or relating to the Loan or any other Liabilities or indebtedness of the Borrower to Lender, including without limitation, this Agreement, the Note. the Mortgage and the Financing Statements.

                               VIII. MISCELLANEOUS

         Section 8.01 Notices. Any notice shall be conclusively deemed to have been received by a party hereto and be effective upon being personally delivered, or on the third business day after being deposited in the United States mail, postage prepaid, certified with return receipt requested, to the other party or parties at the address of such other party or parties set forth below for at such other address as such party shall specify to the other party in writing provided, however. that the time period in which a response to any such notice must be given shall commence on the date of receipt thereof. Any such notice shall be addressed as follows:

IF TO LENDER:              1st National Bank of Central Florida
                           2160 State Road 434 West    P.O. Box 913900
                          Longwood, Florida 32791-3900

                           Attn: Commercial Loan Administration Department

IF TO BORROWER:            Stratcomm Media, U.S.A., Inc.
                           1947 Lee Road

                           Winter Park, Florida 32789

                           Attn: Roberto E. Veitia, President
And.

Stratcomm Media, Ltd.
1984 Lee Road
Winter Park, Florida 32789
Attn: Roberto E. Veitia. President

         Section 8.02 Survival of Representations and Warranties. All covenants, agreements, representations and warranties made herein or irr connection herewith shall survive the execution and delivery hereof and shall continue in full force and effect so long as the Loan or other Liabilities, indebtedness or other obligations to Lender are outstanding and unpaid. and each representation and warranty shall be deemed to have been reaffirmed at the time each advance is made hereunder. Whenever in this Agreement reference is made to any Person or the parties hereto, such reference shall be deemed to include the heirs, executors, estates, representatives, successors and assigns of such party, and all covenants. promises and agreements contained in this Agreement. the Note, or in any of the other Loan Documents shall be binding upon and shall inure to the benefit of the respective heirs, executors, estates, representatives, successors and assigns of the parties hereto.

         Section 8.03 Costs and Expenses. The Borrower shall pay on demand all out-of-pocket expenses incurred by Lender in connection with the preparation, amendment, or modification of this Agreement, the Note, and the other Loan Documents, including without limitation, the following:

         8.03.1   fees and expenses of counsel to Lender;
         8.03.2 fees for recording and perfecting any mortgage or security interests granted or conveyed under the Mortgage or any other Loan Documents including all filing taxes and fees and other such costs; and

         8.03.3 all out-of-pocket expenses incurred by Lender in connection with the enforcement of the rights of Lender in connection with this Agreement and the other Loan Documents, the Loan, or any other Liabilities of the Borrower, including without limitation, the fees and disbursements of counsel to Lender.

         Section 8.04 Governing Law. This Agreement, the Note, and the other Loan Documents, and the rights and obligations of the parties hereunder and thereunder shall be governed by and be construed in accordance with the laws of the State of Florida. Borrower acknowledges that the negotiation of the provisions of this Agreement, the Note, and the other Loan Documents took place in the State of Florida: that all such documents were executed in Orange County, Florida. or if executed elsewhere. will become effective only upon Lender's receipt and acceptance thereof in said county and state (provided, however. that Lender shall have no obligation to give, nor shall Borrower be entitled to receive, notice of such receipt and acceptance in order for said Loan Documents to become effective and valid and binding obligations of the Borrower); and that all of such documents were or will be executed and delivered to Lender to induce Lender to make the Loan to Borrower. To the extent allowed by applicable law, Borrower hereby submits itself to jurisdiction in the State of Florida for any action or cause of action arising out of or in connection with the Loan Documents, agrees that venue for any such action shall be in Orange County, Florida, and waives any and all rights under the law of any state to object to jurisdiction or venue within Orange County, Florida. Notwithstanding the foregoing, nothing contained in this Section 8.04 shall prevent Lender from bringing any action or exercising any right in any other county, state or jurisdiction against Borrower, any security for the Loan, any Collateral or any of Borrower's properties. Initiating, such action or proceeding or taking any such action in any other state shall in no event constitute a waiver by Lender of any of the foregoing.

         Section 8.05 No Waiver, Cumulative Remedies. Neither any failure nor any delay on the pall of Lender in exercising any right, power or privilege hereunder, under the Note, or under any of the other Loan Documents, nor any course of dealing between the Borrower and Lender shall operate as a waiver thereof, nor shall a single or partial exercise of any right, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law or of any remedies provided by any other document executed in connection herewith.

         Section 8.06. Business Day. The term "business day" shall mean any day not a Saturday, Sunday or legal holiday in the State of Florida

         Section 8.07 Modification. No modification, amendment or waiver of any provision of this Agreement, the Note, or the other Loan Documents, nor consent to any departure by the Borrower therefrom shall in any event by effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand upon the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances.

     Section 8.08 No Conflict. No provision of this Agreemnt, the Note, or any of the other Loan Documents shall be deemed in conflict with any other provision hereof or therof, an dthe Borrower acknoledges that no such provisions or any interpretation thereof shall be deemed to dimiish the rights of Lender, any assignee or the holder of the Note under the terms and conditions or any other provisions thereof. Lender may at its option exhaust its remedies hereunder, under the Note and under the other Loan Documents, either concurrently or independently, and in such order as it may determine.

     Section 8.09 No Partnership of Joint Venture. Notwithstanding anything to the contrary contained or implied herein or in the other Loan Documents, Lender, whether by this Agreement or any other Loan Document, by any action pursuant therto or hereto or otherwise, shall not be deemed a partner, joint venturer or participant in the venture with the Borrower, any guarantor or any other party to this Agreement or the other Loan Documents and the Borrower herby indemnifies and agrees to defend and hold Lender harmless (including the payment of reasonable attorneys' fees) from any and all damages resulting from such a construction of the parties' relationship. the requirement herein, and the restrictions imposed in this Agreement, aare for the sole protection and benefit of Lender.

     Section 8.10 Headings: Execution in Counterparts: Under Sel; Entire Agreement. Article and section headings in this Agreement are included herein for convenience of reference only and shall neither constitute a part of this Agreement, be considered in construing the meaning of any of the provisions hereof, nor be used for any other purpose. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but when taken together shall constitute but one agreement. This Agreement is intended to be under the seal of all parties hereto and to have the effect of a sealed instrument in accordance with the law. This Agreement, together with the Note and the other Loan Documents, constitutes and embodies the entire agreement and understanding between the parties, supersedes all prior agreements and understandings related to the subject matter hereof or thereof, and may not be modified or amended except by a written agreement executed by the Borrower and Lender. No oral promise, agreement, representation or statement may be relied upon by, or create any rights or liabilities of Lender and shall not be binding or have any effect whatsoever unless reduced to writieng and executed by the party against whom such statement is to be enforced. There are no third party beneficiaries of this Agreement.

      Section 8.11 Severability. In case any one or more of the provisions contained in this Agreement, in the Note, or in any other Loan Document should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceablity of the remaining provisions contained herein or therein shall not in any wasy be affected or impaired therby.

      Section 8.12 Indemnification. Borrower shall indemnify and hold harmless Lender from and against any and all claims charges, losses, expenses and costs, including attorneys' fees, asserted directly or indirectly by any thired aprty resulting from any claims, actions or proceedings in connection with the execution, delivery and performance of this Agreement, the Note, or any other Loan Documents. The indemnification provided in this section shall survive the payment in full of the Loan.

      IN WITNESS WHEROF, the parties have caused this Agreement to be duly executed all as of the day and year first above written.

WITNESSES:                             LENDER:

                                       1ST NATIONAL BANK OF CENTRAL FLORIDA,
                                       a national banking association

----------------------------           By:---------------------------------
Name:-----------------------           Brett S. Bryant, Assistant Vice President


----------------------------
Name------------------------

WITNESSES:                                   BORROWER:
                                             STRATCOMM MEDIA, USA, INC.,
                                             A Florida Corporation, as mortgagor
                                             and borrower
-------------------------------------

Name ________________________________        by:________________________________

____________________________________          Roberto E. Veitia, President

Name _______________________________          EIN: ________________________

____________________________________        [CORPORATE SEAL]

Name _______________________________

____________________________________        STRATCOMM MEDIA, LTD.,
                                            an entity organized under the laws
                                            of the
Name _______________________________        Yukon Territory, Canada

____________________________________        by:_______________________________
                                               Roberto E. Veitia, President

                                 EXHIBIT "A"

Parcel One:
         Begin at point 675 feet east of the west line of section 1, township 22 south, range 29 east, ad 30 feet north opf the center line of lee road, thence run north 279.20 feet; thence run east 100 feet, thence run south 279.20 feet; thence run west 100 feet to the point of beginning, being a part of lots 2 and 3, PLAN OF WEST WINTER PARK (also known as Holden Brothers Subdivision of West Winter Park), according to the plat thereof as recorded in plat book A, page 62 of the public records of orange county, Florida, LESS road right of way.

Parcel Two:
         North 1/2 of lot 12, block "D", Albert Lee Ridge, According to the plat thereof recorded in the plat book "T", page 147, public record of Orange County, Florida.

Also Known As:
         Part of lot 2 plan of West Winter Park as recorded in plat book A, page 62, Public record of Orange County, Florida described as follows:

         Beginning at the northeast corner of lot 11, Block D, Albert Lee Ridge, as recorded on plat book T, page 147 of the public records of orange county, Florida; RUN S 88'57'31' W 100.00 feet along the south lines of lots 4 & 10 block D of aforesaid plat to the northeast corner of lot 3, Block D of said plat; Thence run s 02' 04'29 E 254.25 feet along the east lines of lots 1, 2, & 3 block D to the north Right of way line of Lee road; thence run along the north right of way line N 88'36'12' E
         100.00 feet; thence run N 02'04'29 W 253.63 feet along the west line of lots 11, 12 & 14 block D to the point of beginning.

         TOGETHER WITH:

         The north half of lot 12, Block D of Albert Lee Ridge, According to plat thereof as recorded in plat book T,. page 147, of the public records of orange county, Florida.

         Subject to and together with all rights under and by virtue of that certain easement agreement dates august 7, 1988, recorded in official records book 3814, page 4277, public records of orange county Florida.

                                    EXHIBIT B

                           Form of Borrowers Affidavit

                                   EXHIBIT "B"

                                OWNER'S AFFIDAVIT

STATE OF FLORIDA
COUNTY OF ORANGE

T O: 1ST NATIONAL BANK OF CENTRAL FLORIDA

         STRATCOMM MEDIA, U.S.A., INC., a Florida corporation (the "Borrower') has executed a mortgage, Assignment of Rents and Security Agreement in favor of IST NATIONAL BANK OF CENTRAL FLORIDA, a national banking association ("Lender"), upon premises located in Orange County, Florida and more particularly described on Exhibit `A' attached hereto and by this reference made a part hereof ("Property"),

         It is hereby certified by the undersigned, having been duly sworn, that:

1. The Property is owned by Borrower, in fee simple, and Borrower has full power, right, title and authority to execute said mortgage.

2. Borrower is in sole and exclusive possession of the Property, excepting only, for the following persons who hold as lessees by, through and under the undersigned:

                            SEE ATTACHED EXHIBIT "B"

No lessee has an option to purchase, or other interest legally or equitably in and to the Property, except as lessees for the number of years indicated, nor do said leases contain an option to renew, except as indicated above.

3. The improvements and business, if any, to be constructed and operated upon the Property, are not and will not be in violation of any zoning ordinance, or of any setback requirement, or of any other city, .county or state governmental regulation or directive.

4. There are no outstanding unrecorded documents affecting the title to the Property, nor does any third person have any claim of right or interest therein.

5. No labor or services have been performed upon, nor any materials furnished to the Property during the ninety (90) day period immediately preceding the date hereof.

6. No contractor, subcontractor, materialman, laborer, architect, landscape architect or engineer has any lien or right to lien against the Property, or any part thereof, for any work, labor or materials furnished by any such party to the Property.

7. The Property is not encumbered by the lien of any judgment, mortgage, writ of attachment or income tax lien to any party other than the Lender.

8. This affidavit is made for the purpose of inducing Lender to disburse the proceeds of the loan secured by the aforedescribed mortgage and for the further purpose of disclosing unto Lender any and all claims which may adversely affect or be prior to the lien of said mortgage.

9. The purpose of this loan is primarily for business or commercial purposes.

10. There are no matters whatsoever pending against the Borrower that could give rise to a lien that would attach to the Property, except as shown as exceptions on the title insurance commitment of the Lender, issued by the title agent in connection herewith.

11. There are no taxes or assessments levied or outstanding against the Property or Borrower and the Property is free and clear of tax liens except for current real property taxes not yet due and payable.

12. No lien for unpaid income or any other taxes has been filed or is outstanding against the Property or borrower

13. The Borrower has not suffered any judgment or decree in any court which has not been paid in full and satisfied and no judgment lien has ever attached against the Property during the Borrower's ownership thereof which has not been paid in full and satisfied.

14. There are no easements or claims of easements on the Property not shown on the Public Records of Orange County, Florida.

15. Affiant has not and will not execute any instrument that would adversely affect the title to the property or the interest of the Lender therein.

16. This Affidavit is being made to induce (i) the Lender to extend credit to the Borrower and STR-ATCOMM MEDIA, LTD., an entity organized under the laws of the Yukon Territory, Canada, in the amount of $650,000-00 to be secured by a first mortgage lien on the Property and (ii) AKERMAN, SENTERFITT & EIDSON, P.A., as agent, of First American Title Insurance Company to issue a Mortgagee's Title Insurance Policy insuring the Lender's mortgage lien, and, if applicable, to eliminate certain exceptions from said title insurance policy and it is made with the intent and understanding that each statement contained herein shall be relied on.

                  DATED as of the 1st day of February, 1999.

                                   STRATCOMM MEDIAS, USA, INC.,
                                   A Florida Corporation

_____________________________      By: _____________________________

name ________________________      ROBERTO E. VEITIA, President

-----------------------------

name ________________________


STATE OF FLORIDA

COUNTY OF OR.ANGE

BEFORE ME, the undersigned authority, the foregoing instrument was acknowledged this 1st day of February, 1999, by Roberto E. Veitia, as President of Stratcomm Media, U.S.A., Inc., a Florida corporation, who [ ] produced a _drivers license as identification [_] is personally known to me.

Notary Public

State of Florida - My Commission Expires:

                                     LEASES

                                   EXHIBIT "B"

                                    EXHIBIT C

                        List of pending Litigation, Etc.

Stratcomm Media, Ltd.

Notes to Consolidated Financial Statements
(Expressed in U.S. Dollars)
                                           STRATCOMM MEDIA, LTD.
                                           Notes to Consolidated Financial
                                          (Expressed In US Dollars)

--------------------------------------------------------------------------------

Rental expense was approximately $198,000 and $157,000 for the years ended March 31, 1998 and 1997. respectively.

Litigation

Various lawsuits have been filed against various of the Company's wholly- owned subsidiaries during the year ended March 31, 1997. The first lawsuit was filed in New York against Corporate Relations Group, Inc. ("CRG') and alleges that CRO breached its marketing contract and made fraudulent representations prior to entering the contract. Damages of S7,400,000 were being sought in the lawsuit. This lawsuit was dismissed due to a lack of jurisdiction in New York and has not been refiled. Management intends to vigorously defend itself against this lawsuit if refiled.

The second lawsuit was filed against CRG, three of its officers and Gulf Atlantic Publishing, Inc. and also alleges that there was a breach of its marketing contract and that fraudulent inducements were made to enter the contract. Damages of $4,400,000 are being sought in this case. Management feels that there is no merit to this case and intends to vigorously defend itself against this lawsuit.

In November 1997, CRO was named in a Civil action lawsuit which alleged that the Company failed to disclose certain information in one of its publications in 1996 and was therefore in violation of various securities laws and the California Civil Code. Compensatory damages of approximately S67,000 and unspecified punitive damages are being sought in case. In March 1998, part of the complaint was dismissed. In April 1998, CRO answered the complaint, denying all allegations and iiuci4s to vigorously defend itself against this lawsuit.

In April 1998, CRG was named in another lawsuit which alleges that it made material misstatements in one of its publications in 1995. The lawsuit seeks punitive and compensatory damages of $150,000. Management intends to vigorously defend itself against this lawsuit.

                                                   STRATCOMM MEDIA, LTD.
Stratcomm Media, Ltd.
Notes to Consolidated Financial Statements
(Expressed in U.S. Dollars)


                                         Notes to Consolidated Financial
                                         (Expressed In US Dollars)

-----------------------------------------------------------------------------

CRG was also named in a lawsuit by an individual who claims he is owed an undermined amount for services performed for CRG. Management intends to vigorously defend itself against this lawsuit.

Other

A  regulatory  authority  has  subpoenaed  one of the  Company's  directors,  an employee, a former employee and Corporate Relations Group, a wholly owned subsidiary, requesting certain documentation in connection with two Orders directing private investigations for actions in violation of Section 10(b) of the Securities Exchange Act of 1934 and Rule lOb-5 thereunder The investigators are continuing, and whether the regulatory authority will initiate any proceedings unknown. As of March 31, 1998, the Company has insured approximately S600,000 in legal fm on behalf of the former employee relating to this matter. Management of the Company believes that it is unlikely that the outcomes of these investigations will have material impacts on the operations or financial condition of the Company.

The Company is a party to various other legal and administrative proceedings and claims of vinous types, the outcome of which is not determinable. While any litigation contains an element of uncertainty, management, based Won the opinion of legal counsel, believes that the outcome of the proceedings, if any, will not have a material adverse effect on the Company.

                       Winthrop, Stimson, Putnam & Roberts

                             One Battery Park Plaza

                             New York, NY 1004-1490

                             Telephone: 212-858-1000

                              Telefax: 212-858-1800

BDO Seldman, LLP
201 S. Orange Avenue

Suite 950
Orlando, FL 32801

RE: Stratcom Media, Ltd. and Corporate Relations Group, Inc.

Genetlemen:

        We are in receipt of a letter from Joseph H. Landis, President of Stratcomm Media, Ltd. asking us to provide ceratin information to you in connection with your audit of its consolidated financial statements as of March 31, 1998 and for the year then ended.

        Please be advised that we do not reglarly or currenlty perform services for Stratcomm Media, Ltd. or any of its subsidiaries. We did represent Corporate Relations Group, Inc.(CRG"), which you have advised us is a subsidiary of Stratcomm Media, Ltd., in a litigation in the Supreme Court of the State of New York, County of New York brought against it by information Management Technologies Corporation ("IMTC"). IMTC alleged that CRG had breached an agreement dated July 31, 1995 pursuant to which CRG was to provide IMTC with certain corporaate relations services.

BDO Seldman, LLP
June 16, 1998

        We were successful in obtaining a dismissal of the action on the ground that, under the provisions of the contract in question, IMTC was obligated to bring suit against CRG in the Circuit Court in Orange County, Florida, and thus was not in a position to pursue its claim in the New York courts. We do not know whether IMTC, following the dismissal of the New York action, in fact pursued the claim in Florida.

        There are no amounts owed to us by CRG for services performed.

Very truly yours,



Stephen A. Weiner

cc: Mr. Joseph H. Landis

                                 LAW OFFICES OF

                                HORWITZ & FUSSELL

                           A PROFESSIONAL ASSOCIATION

                               17 EAST PINE STREET

                             ORLANDO, FLORIDA 38801
                                 (407) 843-7733

                            TELECOPIER (407) 848-1381

                                  June 16, 1998

BDO Seidman, LLP
201 South Orange Avenue

Suite 950
Orlando, Florida 32901

         Re:      Stratcomm Media Ltd.

To Whom It May Concern:

         The President of Stratcomm Media, Lid,, Joe Landis, has requested that our office provide you with with information concerning litigation which Stratcomm Media Ltd., or any of its subsidiaries has been involved in through March 31, 1998. Additionally we have been requested to provide an update on any litigation through today.

     It is Our understanding that Corporate Relations Group, Inc. and Gulf Atlantic Publishing, Inc. are wholly owned subsidiaries of Stratcomm Media Ltd. This law firm has been retained by CRG to represent the company in seven cues. Furthermore this firm, is representing Gulf Atlantic Publishing, Inc. as a co-defendant in one case and Stratcomm Media Ltd. as a co-plaintiff in another.

                                The seven cases  which were  pending as of March
31, 1998 are as follows:

                  1. Corporate Relations Group, Inc- and Stratcomm Media Ltd.,
                     Inc. v. Kirk Bradach, Case No.:CI97-7309, Division 39,
                     In the Circuit Court of the Ninth Judicial Circuit in and for Orange County, Florida; DCA Case No.: 98-212, District Court of Appeal Fifth District,

                  2. Golf Ventures,  Inc. v. Corporate  Relations  Group,  Inc.,
                     Gulf Atlantic Publishing, Inc., Roberto E. Veitia, individually, James W. Sprat, L7, individually, and James D. Skalko, individually; Case No.- C197-2441, Division 34, In the Circuit Court of the Ninth Judicial Circuit in and for Orange County, Florida,.

                  3. Corporate, Relations Group, Inc. v. Mickey Hobby, Case No.:
                     CI97-7308, Division 34, In the Circuit Court of the Ninth Judicial Court in and for Orange County, Florida.

BDO Seidman, LLP
June 16,1998
page 2


                  4. Corporate Relations Group, Inc. v. Heredia; Case No.:
                     CI96-6574, Division 37, In the Circuit Court of the
                     Ninth Judicial Circuit in and for Orange County, Florida.

                  5. Robert Horton v. Corporate Relations Group, Inc., Case No.:
                     97-27976-CA06, In the Circuit Court of the Eleventh Judicial Circuit in and for Orange County, Florida.

                  6. Information Management Technologies Corporation v.
                     Corporate Relations Group, Inc., Index No. 605378/96, Supreme Court of the State of New York, County of New York.

                  7. Corporate Relations Group, Inc. v. Paul J. Winkle, Case
                     No.: CI97-7310, Div 33, In the Circuit Court of the
                     Ninth Judicial Circuit in and for Orange County, Florida.

         Four of the above seven cases (items 1, 3, 4 and 7), involve actions by CRG and/or Stratcomm against former employees, seeking the enforcement of non-compete and confidentiality agreements. The cases against Mickey Hobbie and Paul Winkle have reached and amicable settlement and should be dismissed shortly.

         Additionally, in the case against David Heredia, CRG was able to obtain an injunction against Mr. Heredia restricting him from soliciting employees of CRG to misappropriate CRG trade secret information.

         In the case against Kirk Bradach, CRG and Stratcomm were denied a temporary injunction by the Circuit Court. This decision has been appealed to the Fifth District Court of Appeals. A ruling on this appeal should be forthcoming. Regardless of the results of the appeal both CRG and Stratcomm will continue to seek an injunction against Kirk Bradach to prevent the misappropriation of trade secret information and the enforcement of non-compete agreement.

         In the second suit against Golf Ventures, Inc. has alleged that CRG, Gulf Atlantic Publishing, Inc. and three individuals have breached it's contract with Golf Ventures, Inc. Additionally, Golf Ventures has claimed that they were fraudulently induced into entering contracts with the defendants in this suit. The total of the claims against CRG and Gulf Atlantic Publishing, Inc. is in excess of $4,400,00.

         While any litigation contains certain risks, this suit is apparently without merit. CRG and Gulf Atlantic Publishing intend to vigorously contest these claims. At this time there has been no action taken in this case by plaintiff hired new counsel on January 5, 1998

         In the Fifth case, Robert Horton has claimed he is owed an undetermined amount of money as a finder's fee from CRG for his work involving the Chicken Kitchen Corporation.

 BDO Seidman, LLP
June 16,1998
page 3

CRG intends to vigorously defend this suit as Mr. Horton is not entitled to any compensation under his contract in relation to Chicken Kitchen Corporation. AG the initial phases of discovery are just concerning it is too early to determine whether a settlement offer should be entertained.

     In addition to his claims against CRG, noted in the proceeds paragraph, Mr. Horton has indicated that he believe that he Is owed a Ender's fee on accounts received by Gulf Atlantic Publishing, Inc. and Arrow Marketing, Inc. from Chicken Kitchen Corporation. There is no apparent basis which substantiates Mr. Horton's claim to any amount received by Gulf Atlantic Publishing, Inc. and Arrow Marketing, Inc.

         The sixth case, Information Management Technologies, (hereinafter, "IMTECH") alleged that CRG breached its marketing contract with IMTECH causing actual and consequential damages in the amount of $7,400,000. This suit was dismissed due to jurisdictional reasons and could be refilled in Orange County, Florida. More than one year has passed since the case was dismissed, therefore it appears that IMTECH has little desire to pursue this more than seven million dollar claim. It is the position of CRG that the claim was frivolous, The failure to refile the case by IMTECH is consistent with the belief that the claim has no merit.

         There have been no unasserted claims for the period through March 31, 1997 or through the date of this letter of which I have been informed.

         As of the audit date CRG had a credit balance in their trust account with our firm and did not owe any funds for costs or services.

Please call my office if you have any questions regarding any of these issues.

Sincerely,



MA.RK L. HORWTTZ

 Arent Fox

ATTORNEYS AT LAW
Arent Fox Xinter, Plotkip & Kahn, PLLC

1050 Connecticut Avenue, NW         Washington, DC  20036-5339
Phone 202/857-6000  Fax 202/857-6395  www.arentfox.com


                                  June 15, 1998

BDO Seidman, LLP 201 S Orange Avenue Suite 950 Orlando, Florida 32801

         Re:  Stratcomm Media, Ltd.

Ladies and Gentlemen:

         By letter dated April 29, 1998, Joseph H. Landis, president, Stratcomm Media, Ltd. (the "Company"), requested that we furnish you with certain information in connection with your examination of the accounts of the Company for the period ended March 31, 1998.

         The firm was retained by Corporate Relations Group, Inc. ("CRG"), which we understand is wholly-owned subsidiary of the Company, in early 1996 principally to represent CRG in connection with certain of the matters referred to below.

         Except, to the regard to the following matters, and subject to the last paragraph of this letter, we advise you that we have not rendered substantive attention to, nor represented the Company or CRG in connection with, loss contingencies coming within the scope of the clause (a) of paragraph 5 of the Statement referred to in the last paragraph of this letter.

         The Securities and Exchange Commission ("Commission") issued an order directing a Private Investigation on December 27, 1995 (the "order") regarding trading in the shares of common stock of the Tracker Corporation of America, a Delaware corporation with principal executive offices in Toronto, Ontario, Canada ("Tracker").

         The commission's order states that the staff reported information to the commission which indicates that beginning on January 1, 1994, or earlier, certain persons or entities may have engaged in actions in violation of section 10(b) of the Securities Exchange Act of 1934 (the "Act") and Rule 10b-5 thereunder.

Arent Fox
BDO Seidman, LLP
June 15, 1998
Page 2

         We understand that the staff of the commission has, pursuant to the order, subpoenaed a significant number of people requiring the production of documents and/or testimony. As a part of the investigation, subpoenas were served on Robert Veitia, Leonard Aranoff, and a number of former office or employees of CRG and on CRG based on CRG's business relationship with Tracker. The subpoenas also require information regarding approximately 50 additional companies with which CRG had, or continues to have, a business relationship.

         The subpoenas served on CRG, Mr. Veitia and Mr. Aronoff required the production of a substantial number of documents, and such persons have delivered the documents requested to the staff in responses to the subpoenas.

         Although the investigation has been in progress for more than two years, neither we nor the company in a position to advise you whether the commission will institute any proceedings, the scope of any such proceedings should they be instituted, the likelihood of any adverse decision should proceedings be instituted, or the extent of any penalties that could be sought in any such proceedings.

         The Northeast regional Offices of the Securities Exchange Commission ("NYRO") obtained an order from the commission on March 25, 1997 directing a private investigation regarding the trading in the securities of unspecified companies ("the NYRO Order").

         The NYRO Order states that the staff reported information to the commission which indicates that certain persons or entities may have engaged in actions in violation of Section 10(b) of the Act or Rule 10b-5 thereunder.

         On March 25, 1997, the NYRO served a subpoena on the Company requiring the production of a significant number of documents regarding Golf Ventures, Inc., a former client of CRG ("GVI"), and Leasing Technologies, Inc., ("LTP").

         CRG responded to the NYRO subpoena and delivered responsive documents regarding GVI. It advises the NYRO that it had no information regarding LTI and thus had no documents to deliver in response to the subpoena. Since delivery of the documents to the NYRO in response to the subpoena, neither we nor CRG have had any further contact with the NYRO.

         Neither we nor the Company are in a position to advise you whether the commission will institute any proceedings in the NYRO matter or the scope of any such proceedings should they be instituted.

         I note that GVI filed lawsuit against CRG in March 1997 and suggest that you discuss this matter with the Company and with counsel representing the Company in such proceedings.

          HAZARD INSURANCE AND TITLE INSURANCE ANTI-COERCION STATEMENT

THIS STATEMENT is made as required under Rule 4-3-.002 of the Rules and Regulations of the insurance Commission Regarding Anti-Coercion.

LENDER:    1ST  NATIONAL  BANK OF CENTRAL FLORIDA a national banking association

MORTGAGOR:  STRATCOMM h4EDIA, U.S.A., INC., a Florida corporation

LOAN AMOUNT:       $650,000-00

CLOSING DATE:      February 1, 1 999

------------------------------------------------------------------------------

Statement

         To secure the Loan, Mortgagor has executed a Mortgage, Assignment of Rents and Security Agreement (the "Mortgage") in favor of Lender on the real property and described in said Mortgage.

         The Insurance Laws of Florida provide that the Lender may not require the Mortgagor to obtain insurance from any particular agent or company to protect the property mortgaged to Lender. Subject to the rules adopted by the Insurance Commissioner, the Mortgagor has the right to place insurance on such property with insurance agents or companies of his choice. The Lender may, however, prescribe reasonable requirements regarding the type of insurance company providing coverage, the adequacy of such coverage and the financial structure and stability of the insurance agency or company providing such coverage. These requirements are:

         1. Policy must be written through a company with a minimum Best's Guide rating of B- (conventional loans - BBB +).

         2. Policy must have Fire Extended Coverage and Special Form and must be in the amount of the mortgage loan.

         3. We must have the original policy, plus one (1) copy in our office prior to our closing.

         In the event the renewal of the existing fire insurance policy on the subject property and in the event that a fire insurance policy with a company and with terms and in an amount acceptable to you as Lender or property is not in your office on or before thirty (30) days prior to the existing policy's expiration date, the undersigned hereby authorizes you to procure the same or similar coverage in a company and with an insurance agent and in an amount and with the terms acceptable to you and the then owner on this subject property.

Acknowledgment of Mortgagor

         Borrower has read the foregoing statement, or the rules of the Insurance Commissioner in regard thereto, and understand our rights and privileges and those of the Lender concerning the placement of insurance on the mortgaged property.

         Borrower has selected Gentry Insurance Agency, Inc. located at P.O. Box 2046, Apopka, Florida 32704, to provide the liability, hazard and other hazard insurance on the mortgaged property.

         The undersigned Borrower has selected First American Title Insurance Company to provide title insurance on the Loan to the Lender.

                                            BORROWER:
                                            STRATCOMM MEDIA U.S.A., INC.,
                                            A Florida Corporation

----------------------------------------------------------------------------
                                            ROBERTO E. VEITIA, President

(CORPORATE SEAL)

STATE OF FLORIDA
COUNTY OF ORANGE

         BEFORE ME, the undersigned authority, the foregoing instrument was acknowledged this 1St day of February, 1999, by Roberto E. Veitia, as President of Stratcomm Media, U.S.A., Inc., a Florida corporation, each of whom [ ] produced______________________ as identification[ ] is personally known to me.


                 ---------------------------------------------------------------
                              Notary Public

                              State of Florida - My Commission Expires:



                                            Kathleen M Wood
                                            My commission cc782345
                                            Expires October 11, 2002

                        FLOOD HAZARD INSURANCE AGREEMENT

BORROWER:    STRATCOMM MEDIA, U.S.A., INC., a Florida corporation and
             STRATCOMM MEDIA, LTD., an entity organized under the laws of the Yukon Territory, Canada

LENDER:      IST NATIONAL BANK OF CENTRAL FLORIDA

LOAN AMOUNT: $650,000.00

MORTGAGED PROPERTY-        SEE ATTACHED EXHIBIT "A

------------------------------------------------------------------------------

         In order to induce Lender to make disbursements under the above loan (herein "Loan") to the Borrower, the undersigned represents, warrants and agrees as follows:

1.       That Federal Flood Insurance is not presently required.

2. That if at any time during the life of the loan, undersigned's community is designated as a flood prone area, and the Federal Insurance Administration map shows that the Mortgaged Property, real and personal, is located within a special hazard area, and Federal Flood insurance can be purchased, the Borrower shall purchase and maintain flood insurance in the amount of the lesser of the following:

a.       the amount of the insurance available;
b.       or the insurable value of the property;
c.       or the Loan Amount

         3. The undersigned further agrees that the Lender will be made the loss payee of such coverage.

Dated this 1st day of February, 1999.

                                                     "BORROWER"
                                                 STRATCOMM MEDIA, USA, INC.
                                                 A Florida corporation

                                             ----------------------------------
                                               ROBERTO E VEITIA, President

[CORPORATE SEAL]

ATTEST                                      STRATCOMM MEDIA, LTD.,
                                            An entity organized under laws of
                                            the Yukon territory, Canada



----------------------------------      ------------------------------------
PAMELA BATHURST_PHILPOLT, secretary ROBERTO E VEITIA, President

[CORPORATE SEAL]

                                   EXHIBIT "A"

Parcel One:
         Begin at point 675 feet east of the west line of section 1, township 22 south, range 29 east, ad 30 feet north of the center line of lee road, thence run north 279.20 feet; thence run east 100 feet, thence run south 279.20 feet; thence run west 100 feet to the point of beginning, being a part of lots 2 and 3, PLAN OF WEST WINTER PARK (also known as Holden Brothers Subdivision of West Winter Park), according to the plat thereof as recorded in plat book A, page 62 of the public records of orange county, Florida, LESS road right of way.

Parcel Two:
         North 1/2 of lot 12, block "D", Albert Lee Ridge, According to the plat thereof recorded in the plat book "T", page 147, public record of Orange County, Florida.

Also Known As:
         Part of lot 2 plan of West Winter Park as recorded in plat book A, page 62, Public record of Orange County, Florida described as follows:

         Beginning at the northeast corner of lot 11, Block D, Albert Lee Ridge, as recorded on plat book T, page 147 of the public records of orange county, Florida; RUN S 88'57'31' W 100.00 feet along the south lines of lots 4 & 10 block D of aforesaid plat to the northeast corner of lot 3, Block D of said plat; Thence run s 02' 04'29 E 254.25 feet along the east lines of lots 1, 2, & 3 block D to the north Right of way line of Lee road; thence run along the north right of way line N 88'36'12' E
         100.00 feet; thence run N 02'04'29 W 253.63 feet along the west line of lots 11, 12 & 14 block D to the point of beginning.

         TOGETHER WITH:

         The north half of lot 12, Block D of Albert Lee Ridge, According to plat thereof as recorded in plat book T,. page 147, of the public records of orange county, Florida.

         Subject to and together with all rights under and by virtue of that certain easement agreement dates august 7, 1988, recorded in official records book 3814, page 4277, public records of orange county Florida.

         1ST NATIONAL BANK OF CENTRAL FLORIDA a national banking association


                             Date: February 1, 1999

                 NOTICE TO BORROWER OF SPECIAL FLOOD HAZARD AREA

              STRATCOMM MEDIA, U.5.A., INC., a Florida corporation

-----------------------------------------------------------------------------

Notice is hereby given that the improved real estate or mobile home described is or will be located in an area described by the Director of the Federal Emergency management Agency as a special flood hazard area.

(if this section applies, you must also check pan A or B, whichever is appropriate.)

NOTICE TO BORROWER ABOUT FEDERAL DISASTER RELIEF

A. Notice in Participating Communities. You must maintain flood insurance for the term of this loan. The improved real estate or mobile home securing your loan is or will be located in a community that is now federally declared disaster, Federal disaster relief assistance may be available. However, such assistance will be unavailable if the community has been identified for at least one year as a flood hazard area and is not participating in the National Flood insurance Program at the time the assistance would be approved. This assistance, usually in the form of a loan with a favorable interest rate, may be available for damages incurred in excess of your flood insurance

                   IMPORTANT - BANK POLICY REGARDING PREMIUMS

         We can assist You in obtaining the first year's coverage or we must have proof of coverage before disbursing proceeds of the loan. You will be notified each year by the National Flood Insurance Program when the flood insurance premiums are due. If you do not pay these premiums promptly, a second notice will be sent to the Bank indicating that the premiums have not been paid. Our experience has indicated that the Bank has not had sufficient time. after receiving the second notice, to contact you prior to the insurance expiration date. Therefore, immediately upon receipt of the second notice the Bank will pay the premium due for the flood insurance policy. Premiums advanced, plus interest, will be added to you loan balance. If, in the meantime, you have also paid the premium, it will be your responsibility to request a refund of the duplicate payment.

B. Notice In nonparticipating Communities. The improved real estate or mobile home securing your loan is or will be located in a community that is not participating in the National Flood Insurance Program. This means that such property is not eligible for Federal flood insurance. In the event the property is damaged by flooding in a federally declared disaster, Federal disaster relief assistance for the property will be unavailable if the community has been identified for at least one year as a flood hazard area. Such assistance may be available only if, at the time the assistance would be approved, the community is participating in the National Flood Insurance Program of has been identified as a flood hazard area for less that one year.

XX The improved real estate or mobile home described above has been determined as not being located in a special flood hazard area by the Flood Insurance Administration per FIRM Panel No. dated____________

Please sign the Acknowledgment below. Furthermore. if you desire that we purchase Flood Insurance on your behalf, it is necessary that you ,sign the Authorization.

                                 ACKNOWLEDGMENT

I (We) have read and understand the above notice and acknowledge receiving a copy of this notice.

                           STRATCOMM MEDIA, USA, INC.,
                              A Florida corporation

                           By____________________________________________
                                   ROBERTO E. VEITIA, President


[CORPORATE SEAL]

OR14567

1ST NATIONAL BANK OF CENTRAL FLORIDA
a national banking association


AFFIDAVIT OF COMMERCIAL LOAN PURPOSE

STATE OF FLORIDA
COUNTY OF ORANGE

         BEFORE ME, the undersigned authority, personally appeared ROBERTO E. VEITIA, as President of STRATCOMM MEDIA, U.S.A., INC., a Florida corporation and STRATCOMM MEDIA, LTD., an entity organized under the laws of the Yukon Territory" Canada, respectively, who being first duly sworn, deposes and says:

         1 . 1ST NATIONAL BANK OF CENTRAL FLORIDA, a national banking association ("Lender") is making a loan or other credit accommodation as evidenced by certain instruments executed by Affiant and others in favor of Lender of even date herewith.

         2. The loan is primarily for a commercial, corporate, business, agricultural, or other income producing purpose, and not primarily for a personal, family, or household purpose, and that the Loan constitutes a business loan, which is exempted from the disclosure requirements of Regulation Z - Truth in Lending of the Board of Governors of the Federal Reserve System.

         3. The purpose of this Affidavit is to induce Lender to rely in good faith on the above stated loan purpose in its effort to comply with all applicable laws and regulations.

DATED this 1st day of February, 1 999.

                                         STRATCOMM MEDIA, USA, INC.,
                                         A Florida corporation

                                         -------------------------------------
                                            ROBERTO E. VEITIA, President
[CORPORATE SEAL)

ATTEST                                   STRATCOMM MEDIA, LTD.,
                                         An entity organized under the laws of
                                         the Yukon Territory, Canada




-----------------------------         ------------------------------------------
PAMELABATHURSY-PHIPOLT, Secretary     ROBERTO E. VEITIA, President


[CORPORATE SEAL]

OR]45625,

STATE-OF FLORIDA
COUNTY OF ORANGE

         BEFORE ME the undersigned authority, the foregoing instrument was acknowledged this 1st day of February, 1999, by Roberto E, Veitia, as President of Stratcomm Media, USA, Inc., a Florida corporation, each of whom [ ] produced _________________________ as identification [ ] is personally known to me.

                                     -------------------------------------------
                                          Notary Public
                                          State of Florida

                                      Kathleen M Wood
                                      Expires October 11, 2002
                                      My Commission CC7823A5
STATE OF FLORIDA
COUNTY OF ORANGE

         BEFORE ME, the undersigned authority, the foregoing instrument was acknowledged this 1st day of February, 1999, by Roberto E. Vietia, as President and Pamela Bathurst-Philpolt, as Secretary, Respectively, of Stratcomm Media, Ltd., an entity organized under the laws of the Yukon Territory, Canada, each of whom [ ] produced _________________________ as identification [ ] is personally known to me,

                                     -------------------------------------------
                                         Notary Public
                                         State of Florida

                                         Kathleen M Wood
                                         My Commission CC782345
                                         Expires: October 11, 2002

                                OWNER'S AFFIDAVIT

STATE OF FLORIDA
COUNTY OF ORANGE

TO:      1ST NATIONAL BANK OF CENTRAL FLORIDA

         STRATCOMM MEDIA, U.S.A., INC., a Florida corporation (the "Borrower") has executed a Mortgage, Assignment of Rents and Security Agreement in favor of IST NATIONAL BANK OF CENTRAL FLORIDA, a national banking association ("Lender's, upon premises located in Orange County, Florida and more particularly described on Exhibit A' attached hereto and by this reference made a part hereof ("Property").

         It is hereby certified by the undersigned, having been duly sworn, that:

         1 . The Property is owned by Borrower, in fee simple, and Borrower has full power, right, title and authority to execute said mortgage.

         2. Borrower is in sole and exclusive possession of the Property, excepting only, for the following persons who hold as lessees by, through and under the undersigned:

                            SEE ATTACHED EXHIBIT "8'.
No lessee has an option to purchase, or other interest legally or equitably in and to the Property, except as lessees for the number of years indicated, nor do said leases contain an option to renew, except as indicated above.

         3. The improvements and business, if any, to be constructed and operated upon the Property, are not and will not be in violation of any zoning ordinance, or of any setback requirement, or of any other city, 'county or state governmental regulation or directive.

         4. There are no outstanding unrecorded documents affecting the title to the Property, nor does any third person have any claim of right or interest therein.

         5. No labor or services have been performed upon, nor any materials furnished to the Property during the ninety (90) day period immediately preceding the date hereof.

         6. No contractor, subcontractor, material man, laborer, architect, landscape architect or engineer has any lien or right to lien against the Property, or any part thereof, for any work, labor or materials furnished by any such party to the Property.

         7. The Property is not encumbered by the lien of any judgment, mortgage, writ of attachment or income tax lien to any party other than the Lender.

         8. This affidavit is made for the purpose of inducing Lender to disburse the proceeds of the loan secured by the aforedescribed mortgage and for the further purpose of disclosing unto Lender any and all claims which may adversely affect or be prior to the lien of said mortgage.

         9. The purpose of this loan is primarily for business or commercial purposes.

         10. There are no matters whatsoever pending against the Borrower that could give rise to a lien that would attach to the Property, except as shown as exceptions on the title insurance commitment of the Lender, issued by the title agent in connection herewith.

         11. There are no taxes or assessments levied or outstanding against the Property or Borrower and the Property is free and clear of tax liens except for current real property taxes not yet due and payable.

         12. No lien for unpaid income or any other taxes has been filed or is outstanding against the Property or Borrower.

         13. The Borrower has not suffered any judgement or decree in any court in which has not been paid in full and satisfied and no judgment lien has ever attached against the Property during the Borrower's ownership thereof which has not been paid in full and satisfied.

         14. There are no easements or claims of easements on the Property not shown on the Public Records of Orange County, Florida.
         15. Affiant has not and will not execute any instrument that would adversely affect the title to the property or the interest of the Lender therein.

         16. This Affidavit is being made to induce (i) the Lender to extend credit to the Borrower and STRATCOMMM MEDIA, LTD., an entity organized under the laws of the Yukon Territory, Canada, in the amount of $650,000.00 to be secured by a first mortgage lien on the Property and (ii) AKERMAN, SENTERFITT & EIDSON, P.A., as agent, of First American Title Insurance Company to issue a Mortgagee's Title Insurance Policy insuring the Lender's mortgage lien, and, if applicable, to eliminate certain exceptions from said title insurance policy and it is made with the intent and understanding that each statement contained herein shall be relied on.

DATED as of the 1st day of February, 1 999.

                         STRATCOMM MEDIA, U.S.A., INC.,
                         A Florida corporation

----------------------------   ---------------------------------------------
NAME_________________________    Roberto E Vietia, President

----------------------------------------------------------
NAME:____________________________________________________


 STATE OF FLORIDA

COUNTY OF ORANGE

BEFORE ME, the undersigned authority, the foregoing instrument was acknowledged this St day of February, 1999, by Roberto E. Veitia, as President of Stratcomm Media, U.S.A., Inc., a Florida corporation, who [ ] produced _________________ as identification [ ] is personally known to me.


---------------------------------------------
Notary Public
State of Florida -

                                   EXHIBIT "A"

Parcel One:
         Begin at point 675 feet east of the west line of section 1, township 22 south, range 29 east, ad 30 feet north of the center line of lee road, thence run north 279.20 feet; thence run east 100 feet, thence run south 279.20 feet; thence run west 100 feet to the point of beginning, being a part of lots 2 and 3, PLAN OF WEST WINTER PARK (also known as Holden Brothers Subdivision of West Winter Park), according to the plat thereof as recorded in plat book A, page 62 of the public records of orange county, Florida, LESS road right of way.

Parcel Two:
         North 1/2 of lot 12, block "D", Albert Lee Ridge, According to the plat thereof recorded in the plat book "T", page 147, public record of Orange County, Florida.

Also Known As:
         Part of lot 2 plan of West Winter Park as recorded in plat book A, page 62, Public record of Orange County, Florida described as follows:

         Beginning at the northeast corner of lot 11, Block D, Albert Lee Ridge, as recorded on plat book T, page 147 of the public records of orange county, Florida; RUN S 88'57'31' W 100.00 feet along the south lines of lots 4 & 10 block D of aforesaid plat to the northeast corner of lot 3, Block D of said plat; Thence run s 02' 04'29 E 254.25 feet along the east lines of lots 1, 2, & 3 block D to the north Right of way line of Lee road; thence run along the north right of way line N 88'36'12' E
         100.00 feet; thence run N 02'04'29 W 253.63 feet along the west line of lots 11, 12 & 14 block D to the point of beginning.

         TOGETHER WITH:

         The north half of lot 12, Block D of Albert Lee Ridge, According to plat thereof as recorded in plat book T,. page 147, of the public records of orange county, Florida.

         Subject to and together with all rights under and by virtue of that certain easement agreement dates august 7, 1988, recorded in official records book 3814, page 4277, public records of orange county Florida.

                                     LEASES

                                      NONE

                                  EXHIBIT "B"

                     IST NATIONAL BANK OF CENTRAL FLORIDA,
                         a national banking association

MORTGAGOR:              STRATCOMM MEDIA, U.S.A., INC., a Florida corporation

LENDER:                 IST NATIONAL BANK OF CENTRAL FLORIDA

LOAN AMOUNT:            $650,000.00

MORTGAGED PROPERTY:     SEE ATTACHED EXHIBIT "A"

-------------------------------------------------------------------------------
                    POST CLOSING/FURTHER ASSURANCE AGREEMENT

         The undersigned, for and in consideration of the above-referenced Lender this date making mortgage loan principal amount of $650,000.00 to STRATCOMM MEDIA, U.S.A., INC., a Florida corporation, and STRATCOMM MEDIA, LTD., an entity organized under the laws of the Yukon Territory, Canada, agree, if requested by Lender or their closing agent, to fully cooperate, adjust, initial, re-execute and re-deliver any and closing documents if deemed necessary or desirable in the reasonable discretion of Lender. It is the intention or the undersigned that all documentation for this transaction and all payments or disbursements made thereunder shall be an accurate reflection of the parties' agreement; that each party should pay all costs and expenses contemplated by their agreement and/or dictated by custom and U.S.A.ge in this area; and, that the Lender's closing agent shall be relieved of the burdens of Section 697.10, Florida Statutes, by this Agreement.

         The undersigned do hereby so agree and covenant in order to assure Lender that the loan documentation executed this date will conform and be acceptable in the market place in the instance of transfer, sale or .conveyance by Lender of its interest in and to said loan documentation, and to assist Lender in complying with all regulatory and underwriting requirements applicable to commercial loans of this type.

DATED as of the 1st day of February, 1999.

                                          STRATCOMM MEDIA, USA, INC.,
                                          A Florida corporation

                                          -------------------------------------
                                          ROBERTO E. VEITIA, President
[CORPORATE SEAL)

ATTEST                                    STRATCOMM MEDIA, LTD.,
                                          An entity organized under the laws of
                                          the Yukon Territory, Canada




----------------------------------        --------------------------------------
PAMELABATHURSY-PHIPOLT, Secretary         ROBERTO E. VEITIA, President


[CORPORATE SEAL]

                                   EXHIBIT "A"

Parcel One:
         Begin at point 675 feet east of the west line of section 1, township 22 south, range 29 east, ad 30 feet north of the center line of lee road, thence run north 279.20 feet; thence run east 100 feet, thence run south 279.20 feet; thence run west 100 feet to the point of beginning, being a part of lots 2 and 3, PLAN OF WEST WINTER PARK (also known as Holden Brothers Subdivision of West Winter Park), according to the plat thereof as recorded in plat book A, page 62 of the public records of orange county, Florida, LESS road right of way.

Parcel Two:
         North 1/2 of lot 12, block "D", Albert Lee Ridge, According to the plat thereof recorded in the plat book "T", page 147, public record of Orange County, Florida.

Also Known As:
         Part of lot 2 plan of West Winter Park as recorded in plat book A, page 62, Public record of Orange County, Florida described as follows:

         Beginning at the northeast corner of lot 11, Block D, Albert Lee Ridge, as recorded on plat book T, page 147 of the public records of orange county, Florida; RUN S 88'57'31' W 100.00 feet along the south lines of lots 4 & 10 block D of aforesaid plat to the northeast corner of lot 3, Block D of said plat; Thence run s 02' 04'29 E 254.25 feet along the east lines of lots 1, 2, & 3 block D to the north Right of way line of Lee road; thence run along the north right of way line N 88'36'12' E
         100.00 feet; thence run N 02'04'29 W 253.63 feet along the west line of lots 11, 12 & 14 block D to the point of beginning.

         TOGETHER WITH:

         The north half of lot 12, Block D of Albert Lee Ridge, According to plat thereof as recorded in plat book T,. page 147, of the public records of orange county, Florida.

         Subject to and together with all rights under and by virtue of that certain easement agreement dates august 7, 1988, recorded in official records book 3814, page 4277, public records of orange county Florida.

                        FOR COPY OF CORPORATE CERTIFICATE

                                 OF BORROWER AND

                          ATTACHMENTS, SEE BANK'S FILE

                              CORPORATE CERTIFICATE

         I, ROBERTO E. V.EITIA, Chief Executive Officer of STRATCOMM MEDIA, LTD, an entity organized under the laws of the Yukon Territory, Canada (the 'Company') hereby certify that:

1 . Attached  hereto as Exhibit 'A is a true,  correct and complete  copy of the
Company's   Articles  of  incorporation  as  in  L4fect  on  the  date  of  this
Certificate.

2. There have been no amendments or other documents affecting or altering the Company's Articles of Incorporation since the date of this Certificate, and the Company has remained in good standing under the laws of the State of Florida.

3. No suit or proceeding for the dissolution or liquidation of the Company been instituted or is now threatened.

4. Attached hereto as Exhibit 'S is a true, correct and complete copy of the Bylaws of the Company as the same were in effect immediately prior to the adoption of the resolutions referred to in item 6 hereof, and such Bylaws have not been altered or amended and have been in full force and effect at all times since the adoption of such resolutions through the date hereof.

5. Attached hereto as Exhibit 'C is a true, correct and complete copy of resolutions of the Board of Directors of the Company (the 'Resolutions') adopted by unanimous written consent on February 1, 1 999 and said corporate action As been since adopted and is now in full force and effect, and has not been modified in any respect.

6. The Resolutions authorize the Company and the officers of the Company referred to therein to execute and deliver, and to do all things necessary or appropriate for the performance of all the Company's obligations under that certain mortgage Note in the principal amount of $650,000.00 (the 'Note'), executed by the Company in favor of Ist NATIONAL BANK OF CENTRAL FLORIDA, a national banking association ('Lender'), and under all documents or agreements evidencing, securing or relating to the indebtedness represented by the Note.

7. The following persons have been duly elected, have duly. Warifield, and on The-Az(ate hereof are officers of the Company, holding the respective offices set opposite their names, and the signatures set opposite their names are their respective genuine signatures:

         Name                       Title                     Signature


Roberto E. Veitia               President         ___________________________


Flarnela Bathurst-Philpolt      Secretary         ___________________________


         9. This Certificate is made and delivered for the benefit of Lender, and Lender is entitled to rely on the warranties, representations and facts set forth herein in making a loan in the principal amount of $650,000.00 to Stratcomm Media, U.S.A., Inc., a Florida corporation and STRATCOMM MEDIA, LTID., an entity organized under the laws of Canada.

IN WITNESS WHEREOF, I have signed this Certificate and affixed hereto the seal of the Company, this 1st day of February, 1999.

                                            STRATCOMM MEDIA, LTD.,
                 An entity organized under the laws of the Yukon
                                            Territory, Canada




                By:______________________________________________
                   Roberto E. Veitia, Chief Executive Officer

                            ARTICLES OF INCORPORATIQN

                                   Exhibit 'A'
notarially certified copy thereof, shall be deposited at the registered office of the Company, or at such other place as is Specified for the purpose in the notice convening the meeting or in the information circular, relating thereto, not less than forty-eight (48) hours, excluding Saturdays and holidays, before the time of the meeting.

         8.12 Except as otherwise provided by law or these Articles, a proxy may be in any form the Directors cx- the chairman of the meeting approve.

         8.13 A vote given in accordance with the terms of a proxy shall be valid notwithstanding the previous death or incapacity of the member giving the proxy or the revocation of the proxy or of the authority under which the form of proxy was executed or. the transfer of the share in respect of which the proxy is given, provided That no notification in writing of such death, incapacity, revocation cc transfer shall have been received at the registered office of the Company or by the chairman of the meeting or adjourned meeting for which the proxy was given before the vote is taken.

                                     PART 9

                                    DIRECTORS

         9.1 The members, except as otherwise restricted by the Memorandum or Articles, shall be entitled to elect Directors at the annual general meetings, but the number to be elected shall be determined by the Directors. Failing such determination, the number to be elected shall be the same as the number of Directors whose terms expire at the meeting.

         9.2  The directors may from time to time appoint additional directors.

         9.3 A casual vacancy occur-ring in the Board of directors may be filled by the remaining Directors or Director.

         9.4 A Director's term of office shall expire on the date fixed at the time of his appointment or election but, in the absence thereof, it shall expire on the date of the Company's annual general meeting next following his appointment or election or on the date of the consent in writing in lieu of such meeting, as the case may be.

         9.5      A retiring Director shall be eligible for re-election.

         9.6 Any  Director  may by written  notice to the  Company  appoint  any person to be his alternate to act in his place at meetings of the Directors at which he is not present or by these Articles deemed to be present unless the Directors shall have reasonably disapproved the appointment of such person and given notice to that effect to the director within a reasonable time. Every alternate shall be entitled to attend and vote at meetings at which the person who appointed him is not present or deemed to be present, and, if he Is a director, to have a separate vote on behalf of the Director he is representing in addition to his own vote. A Director may at any time by written notice to the Company revoke the appointment of an alternate appointed by him. The remuneration payable to such an alternate shall be payable out of the remuneration of the Director appointing him.

         9.7 The directors may remove from office a Director who is convicted of an indictable offence.

         9.8 The remuneration of the Directors as such may from time to time be determined by the Directors. Such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company who is a Director. The Directors shall be repaid such reasonable travelling, hotel and other expenses as they incur in and about the business of the Company and if any Director shall perform any professional or other services for the Company that in the opinion of the Directors are out side the ordinary duties of a Director or shall otherwise be specially occupied in or about the Company's business, he may be paid a remuneration to be fixed by the Board, or, at the option of such Director, by resolution of the members and such remuneration may be either in addition to, or in substitution for, any other remuneration that he may be entitled to receive. The Directors may pay a gratuity or pension or allowance on retirement to any Director who has any salaried office or- place of profit with the Company or to his spouse or dependents and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

                                     PART 10

                          POWERS AND DUTIES OFDIRECTORS

         10.1 The powers of the Company shall be exercised only by the directors, except those which, by the Company Act or these articles are required to be exercised by a resolution of the members and those referred to the members by the Directors.

1.2      The Directors may from -time to time on behalf of the Company:
          (i) borrow money In such manner and amount, on such security, from such sources and u;>on such terms and conditions as they think fit,

         (ii) issue bonds, debentures, and other debt obligations either outright or as security for any liability or obligation of the Company or any other person, and

         (iii) mortgage or charge, whether by way of specific or floating charge, or give other security on the undertaking, or on the whole or any part of the property and assets, of the Company, both present and future.

         10.3 The Directors may from time to time by power of attorney or- other instrument appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles and excepting the powers of the Directors relating to the constitution of the Board and of any of its committees and tile appointment or removal of officers and the power to declare dividends) and for such period, with such remuneration and subject to such conditions as the Directors may think fit and any such power of Attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the Directors think fit. Any such attorney may be authorized by the Directors to 5ub-delegate all or any of the powers, authorities and discretions for the time being vested in him.

                                     PART 11

                       DISCLOSURE OF INTEREST OF DIRECTORS

         11.1 A Director shall disclose his interest in and not vote in respect of any proposed contract or transaction with the Company in which he is, in any way, directly interested but such Director shall be counted in the quorum at the meeting of the Directors at which the proposed contract or transaction is approved. A directors resolution consented to in writing, or otherwise as herein provided, by all the directors, shall not be deemed to be a vote in respect thereof for the purposes of this paragraph. Where a contract is 4nade between the Company and a Director, a reference to the Director's name in such resolution shall be deemed to be adequate disclosure of his interest therein.

         11.2 A Director may hold any office or place of profit with the Company in addition to his office of Director for such period and on such terms (as to remuneration or otherwise) as the-Directors may determine and no Director or intended Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office cc place of profit or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a Director is in any way interested shall be voided by reason thereof.

         11.3 A Director or his firm may act in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

         11.4 A Director may be or become a director, officer or employee of, or otherwise interested in, any corporation or firm in which the Company may be interested as a shareholder or otherwise, and such Director shall not, except as provided by the Company Act or these Articles, be accountable to the Company for any remuneration or other benefit received by him as director, officer or employee of, or from his interest in, such other corporation or firm, unless the Directors otherwise direct.

                                     PART 12

                            PROCEEDINGS OF DIRECTORS

         12.1 Unless otherwise determined by the Directors the President shall be the Chairman of the Board.

         12.2 A Director may, and the Secretary shall on the request of a Director, call a meeting of the Directors.

         12.3 The Chairman of the Board, or in his absence, the President, shall preside as chairman at every meeting of the Directors, or if there is no Chairman of the Board or neither the Chairman of the Board nor the President is present within fifteen minutes of the time appointed for holding the meeting or is willing to act as chairman, or if the Chairman of the Board and the President have advised the Secretary that they will not be present at the meeting, the Directors present shall choose one of their number to be chairman of the meeting.

         12.4 The Directors may meet together for the dispatch of business, ,Adjourn and otherwise regulate their meetings a.9 they think fit. Question3 arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairman shall have a second or casting vote.

         12-5 A Director may participate in a meeting of the Board or of any committee of the Directors by means of conference telephones or other communications facilities if all Directors participating in the meeting can hear each other and provided that ail such Directors agree to such participation. A Director participating in a meeting in accordance with this Article shall be deemed to be present at the meeting and to have so agreed and shall be counted in the quorum therefor and be entitled to speak and vote thereat-

         12.6 The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors and If not so fixed shall be two Directors or, if the number of Directors is fixed at one, shall be one Director.

         12.7 The Directors may, if there is a quorum, act notwithstanding any vacancy.

         12.8 Every act of a Director is valid not-withstanding any defect that may afterwards be discovered in his election or appointment.

         12.9 Any resolution of the Directors or of a committee thereof may be passed with the consent in writing to the resolution of all the Directors or the members of that committee. The consent may be in counterparts.

                                     PART 13

                         EXECUTIVE AND OTHER COMMITTEES

         1 3.1 The Directors may appoint an Executive Committee to consist of such member or members Of the Board as they think fit, which Committee shall have and may exercise, subject to such restrictions as the Directors may decide from time to time, all the powers vested in the Board except the power to fill vacancies in the Board, in the said Committee or any other committee of the Board.

         13.2 The Directors may appoint one or more committees consisting of such member or members of the Board as they think fit and may delegate to any such committee such powers of the Board (except the power to fill vacancies in the Board and the power to change the membership of or fill vacancies in any committee of the [3oard) as may be prescribed.

         13.3 All committees may meet and adjourn as they think fit.. Questions arising at any meeting shall be determined by a majority of votes of the members of the committee present, and in case of an equality of votes, the chairman shall have a second or ca5ting.vote.

         13.4 All commit-tees shall keep regular minutes of their actions and shall ,cause them to be recorded in books kept for that purpose and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Directors shall also have power at any time to revoke or override any authority given to or acts to be done by any such committees except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of a committee and to fill vacancies in it. Committees may make rules for the conduct of their business and may appoint such assistants as they may deem necessary. A majority of the members of a committee, if more than one, shall constitute a quorum thereof.

                                     PART 14

                                    OFFICERS

         14.1 The Directors may decide what functions and duties each officer shall perform and may entrust to and confer upon him any of the powers exercisable by them upon such terms and conditions and with such restrictions as they think fit and may from time to time revoke, withdraw, alter or vary all or any of such functions, duties and powers.

                                     PART 15

         INDEMNITY AND PROTECTION OF DIRECTORS, OFFICERS AND EMPLOYEES,

         15.1 Subject to the provisions of the Company Act, the Company shall indemnify a Director or former Director of the Company and the Company may indemnify a Director or former Director of a corporation of which the Company is or was a shareholder and the heirs and personal representatives of any such person, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him or them, including an amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which he is or they are made a party, by reason of his being or having been a Director of the Company or a director of such corporation, including any action brought by the Company or any such corporation. Each Director of the Company on being elected or appointed shall be deemed to have contracted with the Company an the terms of the foregoing indemnity.

         15.2 Subject to the provisions of the Company Act, the Directors may cause the Company to indemnify any officer, employee or agent of the Company, or of a corporation of which the Comp-any is or was a shareholder (notwithstanding that he may also be a Director) and his heirs and personal representatives, against all costs, charges and expensc5 whatsoever incurred by him or them and resulting from his acting as an officer, employee or agent of the Company or such corporation. In addition, the Company shall indemnify the Secretary and any Assistant Secretary of the Company if he is not a full-time employee of the Company and notwithstanding that he may also be a Director and his respective heirs and legal representatives, against all costs, charges and expen5es whatsoever incurred by him or them and arising out of the functions assigned to the Secretary by the Company Act or these Articles and each such Secretary and Assistant Secretary on being appointed, be deemed to have contracted with the Company on the terms of the foregoing indemnity.

         15.3 The failure of a Director or officer of the Company to comply with the provisions of the Company Ac-t or of the Memorandum or these Articles shall not invalidate any indemnity to which he is entitled under this Part.

         15.4 The Directors may cause the Company to purchase and maintain insurance for the benefit of any person who is or was serving as a Director, officer,- employee or agent of the Company or as a director, officer, employee or agent of any corporation of which the Company is or was a shareholder and his heirs or personal representatives against any liability incurred by him as such Director, director, officers employee or agent. -

                                     PART 16

                              DIVIDENDS AND RESERVE

         16-1 The Directors from time to time declare and authorize payment of such dividends, if any, as they may deem advisable and need not give notice of such declaration to any member. No dividend shall be paid otherwise than out of funds or assets properly available for the payment of dividends and a declaration by the Directors as to the amount of such funds or assets available for dividends shall be conclusive. Any dividend may be paid wholly or in part by the distribution of specific assets and in particular, by paid up shares, bonds, debentures or other securities of the Company or any other corporation or in any one or more such ways as may be authorized by the Directors Where any difficulty arises with regard to such a distribution the Directors may settle the same as they see fit, and in particular, may fix the value for distribution of such specific assets or any part thereof, and may determine that cash payment in substitution for all or any part of the specific assets to which any members are entitled shall be made to any members on the basis of the value so fixed in order to adjust the rights of all parties and may vest any specific assets in trustees for the persons entitled to the dividend.

         16.2 Any dividend declared on shares of -Any class by the Directors may be made payable on such date as is fixed by the Directors.

         16.3 If persons are registered as joint holders of any share, any one of them may give an effective receipt for any dividend, bonuse5 or other monies payable in respect of the share.

         16.4 Unless otherwise determined by the Directors, no dividend shall be paid on any share which has been purchased or redeemed by the Company while the share is held by the Company.

         16.5 Any dividend, bonus or other monies payable in cash in respect of shares may be paid by cheque. Every such cheque shall be made payable to the order of the person to whom it is sent. The mailing of such cheque shall, to the extent of the sum represented thereby (plus the amount of any tax required by law to be deducted) discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

16.6 Notwithstanding anything contained in these Articles, the Directors may from time to time capitalize any undistributed surplus on hand of the Company and may from time to time issue shares, bonds, debentures or debt obligations of the Company as a dividend representing such undistributed surplus on hand or any part thereof.

                                     PART 17

                         DOCUMENTS, RECORDS AND REPORTS

         17.1 No member of the Company shall be entitled to inspect the accounting records of the Company unless the Directors determine otherwise.

                                     PART 18

                                     NOTICES

         18.1 Any notice required to be given by these Articles or the Company Act, unless the form is otherwise specified, may be given orally or in writing.

         18.2 A notice in writing, statement, report or other document shall have been effectively sent or given if posted, delivered, telexed, telegraphed or cabled to the person entitled thereto at his address recorded on a register maintained by the Company; and a certificate signed by the Secretary or other officer of the Company, or of any other corporation acting on behalf of the Company, that the notice, statement, report or other document was so sent or given, shall be conclusive evidence thereof.

         18.3 A notice, statement, report or other document may be given by the company to the joint holders of a share by giving it to any of them.

         18.4 A notice, statement, report other document may be given by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a member in the same manner as the same might have been given if the death, bankruptcy or incapacity had not occurred.

         18.5 Notice of each Directors' meeting, except a Directors, meeting held immediately following an annual general meeting of which no notice shall be required, shall be given to every Director and alternate Director except a Director or alternate Director who has waived notice or is absent from the Province of British Columbia.

         18.6 The accidental omission to give notice of a meeting to, or the non-receipt thereof by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

         18.7 Every notice of meeting shall specify the place, day and time of the meeting and if for a general meeting the general nature of all special business intended to be conducted thereat, unless specified In an information circular relating thereto.

         18.8 An entry in the minute book of the waiver or reduction of the period of notice of a general meeting shall be sufficient evidence of the due convening of the meeting.

         18.9 A Director may waive his entitlement to receive a notice of any past, present or future meeting or meetings of Directors and may at any time withdraw such waiver. After the waiver Is received by the Company and until It Is withdrawn no notice need be given to such Director or, unless the Director otherwise requires In writing to the Company, to his alternate director. All meetings held without such notice being given shall not have been improperly called by reason thereof.

         18.10 Not less then two (2) hours notice of a Directors' meeting requiring notice shall be given.

         18.11 Where in these Articles any period of time dating from a given day, act or event is prescribed, the time shall be reckoned exclusive of such day, act or event.

                                     PART 19

                                      SEAL

         19.1 If the seal of the Company is affixed and accompanied by the signature of at least one of the Chairman of the Board, the President, a Vice-President, the Secretary, or the Treasurer, or a Director or as directed by resolution of the Directors in respect Of such existing documents as are therein specified, that shall constitute effective execution.

         19.2 The Company may have an official sea] for use in any other* province, state, territory or country.

         19.3 The seal of the Company. may if directed by the Board of Directors, be reproduced on any document by any means and in any form other than an impression thereof.

                                     PART 20

                                  PROHIBITIONS

         20.1 If the Company is, or becomes, a company which is not a reporting company, then no shares shall be transferred without the previous consent of the Directors expressed by a resolution of the Board and the Directors shall not be required to give any reason for refusing to consent to any such proposed transfer.

[GRAPHIC OMITTED][GRAPHIC OMITTED]

Canada                                                          Number

Province of Bristish Columbis                                     274754

                          Provice of Bristish Columbia

                  Ministry of Finance and Corporate Relations

                             Registrar of Companies

                                   Company Act

                                   CERTIFICATE

                              I HEREBY CERTIFY THAT

                         STRATEGIC COMMUNICAATIONS LTD.

                   HAS THIS DAY CHANGED ITS NAME TO THE NAME

                              STRATCOMM MEDIA LTD.

                                        GIVEN, UNDER MY HAND AND SEAL OF OFFICE

                                        AT VICTORIA, BRISTISH COLUMBIA

                                        THIS 5TH DAY OF JULY, 1991

                                        DAVID W. BOYD
                                        REGISTTRAR OF COMPANIES

                                   SCBEDULE"A"

                               ALTERED MEMORANDUM

                                       OF

                              STRATCOMM MEDIA LTD.

          (as altered by Special Resolution passed, September 28, 1990)

1.       The name of the Company is STRATCOMM MEEDIA LTD.

2. The authorized capital of the Company consists of FIFTY MILLION (50,000,000) common shares without par value.

6736G

                          Province of British Columbia

   ASSISTANT DEPUTY REGISTRAR OF COMPANIES FOR THE PROVINCE OF BRITISH COLUMBIA

                              Form 21 (Section 371)

                                   COMPANY ACT

                               SPECIAL RESOLUTION

Certificate of Incorporation No. 274754

The following special resolution was passed by the undermentioned Company on the date stated:

Name of Company:           STRATEGIC COMMUNICATIONS LTD.
Date resolution passed:    September 28. 1990
Resolution:


"RESOLVED, AS A SPECIAL RESOLUTION, that:

(a) The authorized and issued share capital of the Company be altered by consolidating all of its 25,000,000 common shares without par value into 5,000,000 common shares without par value, with every five (5) of such common shares before consolidation being consolidated into one (1) common share.

(b) Paragraph two of the memorandum of the Company be altered by deleting it in its entirety and substituting the following therefor:

         "2. The authorized capital of the Company consists of FIVE MILLION (5,000,000) common shares without par value."

(c) The memorandum of the Company be altered by increasing the authorized capital of the Company from 5,000,000 post-consolidation common shares without par value to 50,000,000 post-consolidation common shares without par value, all shares issued and unissued ranking pari passu.

(d) Paragraph two of the memorandum of the Company be altered by deleting it in its entirety and substituting the following therefor:

         "2 The authorized capital of the Company consists of F= MILLION (50,000,000) common shares without par value."

                  RESOLVED, AS A SPECIAL RESOLUI'ION, that:

                  (a) The name of the Company be changed from "Strategic Communications Ltd." to "Stratcomm Media Ltd." or such other name as may be approved by the board of directors of the Company and the regulatory authorities.

                  (b) The memorandum of the Company be altered by deleting paragraph 1 in its entirety and substituting the following therefor:

                           1" The altered name of the Company is STRATCOMM MEDIA LTD."

The altered memorandum is attached hereto as Schedule "A".

"Certified a true copy the ___ 21_____day of June, 1991.

                                     -------------------------
                                     Gregg J Sedun

                                    solicitor

                                     FORM 21

                                  (Section 371)

                          PROVINCE OF BRITISH COLUMBIA

                                   COMPANY ACT

                               SPECIAL RESOLUTION

                       Certificate of Incorporation No. 274754


The following special resolution was passed by the undermentioned. Company on the date stated:

Name of Company:           STRATCOMM MEDIA LTD.
Date resolution passed:    September 30, 1992
Resolution:

"UPON" MOTION IT WAS RESOLVED AS A SPECIAL RESOLUTION, that paragraph 8.9 of the Company's articles be amended to read as follows:

         A member holding one or more shares in respect of which he is entitled to vote shall be entitled to appoint one or more proxyholders to attend, act and vote for him on the same occasion. If such member should appoint more than one proxyholder for the same occasion he shall specify the number of shares each proxyholder shall be entitled to vote. A member may also appoint one or more alternative proxyholders to act in the place and stead of the absent proxyholder."

CERTIFIED a true copy this ________ day of _________, 1993

                                                ------------------------------
                                                   relationship:  solicitor

[GRAPHIC OMITTED]
Filing Fee $35.00
Page 1 of 2


(A) Company Name and (B) Registered Office Address
                                               (C) Certificate of
                                                   Incorporation No.274754
                                               (D) Date of Incorporation
                                                      1984 FEBRUARY 24
         Stratcomm Media Ltd.                  (E) Is this a Reporting Company
         2200 -885 West Georgia Street                      YES
         Vancouver, BC  V6C 3E8                (F) Date of Annual Report
         P.O. Box 48800                               1997 FEBRUARY 24
         2100 - 1111 West Georgia Street           filed and registered stamp
         Vancouver, BC V7X 1K9

(G) Has there been a change of registered or records office address? If YES, a Form 4 must be filed. See instructions on reverse. [ YES ]

(H) Has there been a change of directors? If YES, a form 10/11 must be filed. See Instructions on reverse. [ NO ]

(I) DIRECTORS

surname           given names               address                  postal code

GOWEN             CHARLES N.                11-9515 WOODBINE STREET
                                                     CHILLIWACK, BC    V2P7T2

RUTHENBECK        KURT                      8432 LITTLELEAF COURT
         OWN IN ERROR                       ORLANDO, FLORIDA         32835-2559

TANEDA            KAZEDUI                   308 - 650 LEXINGTON DRIVE
                                            KELOWNA, BC                V1W3B6

VEITIA            ROBERTO                   5051 JAMAICA CIRCLE
                                            ORLANDO, FLORIDA           32808
(J) OFFICERS

ARONOFF           LEN                       101 EAST LAUSEN COURT
-SECRETARY                                  FERNPARK, FLORIDA          32730


(J) OFFICERS CONTINUED

VEITIA            ROBERTO                   5051 JAMAICA CIRCLE
-PRESDENT                                   ORLANDO, FLORIDA           32808

LANDIS            JOESPH                    651 LAKE TRIVOLI BLVD APT E
-CHIEF FINACIAL OFFICER                     KISSIMMEE, FLORIDA         34741



CERTIFIED CORRECT -Signature of a current Director, Officer, Or company
Solicitor
                                                           Date signed 03/21/97
--------------------------------------------------------------------------------

DOMINION OF CANADA                                   IN THE MATTER OF

YUKON TERRITORY                                      STRATCOMM MEDIA LTD.

TO WIT:                                              (the "Corporation")


         I, Joanne Davignon, a Notary Public in and for the Yukon Territory, duly appointed, commissioned and sworn at Whitehorse, Yukon Territory, do hereby certify that the attached documents are true copies of the Articles of Continuance, Notice of Directors and Officers and Notice of Address all filed with the Yukon Registrar of Corporations on November 12, 1997, and the Certificate of Continuance issued by the Yukon Registrar of Corporations on November 12, 1997, the said copies having been compared by me with the original documents.

         In testimony whereof, I have hereunto subscribed my n3me and affixed my official notarial seal at the City of Whitehorse, in the Yukon Territory, this 19th day of November, 1997.

---------------------------------------
A Notary Public in and for the Yukon, Territory My commission expires August 21, 2001.

                                      YUKON

                            BUSINESS CORPORATIONS ACT

                                  (Section 190)

                                    Form 3-01

                             ARTICLES OF CONTINUANCE

1.                Name of Corporation:
                  STRATCOMM*MEDIA LTD.

2. The classes and any maximum number of shares that the Corporation is authorized to issue: The attached Schedule "A" is incorporated into and form. s part of these Articles of Continuance.

3. Restrictions, if any, on share transfers: There are no restrictions on the share transfers.

4. Number (or minimum and maximum number) of Directors: Not less than three (3), nor more than fifteen (15)

5.                Restrictions, if any, on business the Corporation may carry
                  on:   The Corporation is restricted from carrying on the
                  business of a  railway,   steamship,  air  transport,   canal,
                  telegraph, telephone or irrigation company.

6.                If change of name effected, previous name:
                  NOT APPLICABLE

7.                Details of incorporation:
                  Certificate of Incorporation and Memorandum of Contender Resources Ltd., filed on February 24, 1984 under the
                  British Columbia Company Act;
                  Certificate of 14arne Change and Special Resolution authorizing the change of name from Contender Resources Ltd. to Strategic Communications Ltd. dated August 29th, 1986; Special Resolution authorizing new Articles of the Company, dated October 29th, 1987; Certificate of Name Change and Special Resolution authorizing the change of name Strategic Communications Ltd., to Stratcomm. Media Ltd. and changing, the number of common shares, dated July 5th, 1991;
                  Special Resolution amending paragraph 8.9 of the Articles (Proxies), dated September 7th, 1993.

8.                Other provisions, if any:
                  The Attached Schedule "B" is incorporated into and forms part of these Articles Continuance.

Date:   /0 -8-97



Signature:_____________________________ Title: President

                              SCHEDULE "A"


The classes and any maximum number of shares that the Corporation is authorized to issue:

The Corporation is authorized to issue 50,000,000 shares without nominal or par value and the authorized capital of the Corporation is to be divided into:

1. Common shares which shall have attached thereto the following preferences, rights, conditions, restrictions, limitations, or prohibitions:

         (a) Voting

         Holders of Common s' hares shall be entitled to vote at any meeting of the shareholders of the Corporation and have one vote in respect of each Common share held by them.

         (b) Dividends

         Holders of Common shares shall be entitled to receive, out of all profits or surplus available for dividends, any dividend declared by the Corporation on the Common shares.

         (c) Participation in Assets on Dissolution

In the event of liquidation, dissolution or winding, up of the Corporation, whether voluntary or involuntary, holders of Common shares shall be entitled to receive the remaining property of the Corporation.

0111 I

                                  SCHEDULE "B"


Other provisions, if any:

1. A meeting of the shareholders of the Corporation may, in the Directors' unfettered discretion, be held at any location in North America specified by the Directors in the Notice of such meeting.

2. The Directors may, between annual general meetings, appoint one or more additional Directors of the Corporation to serve until the next annual general meeting, but the number of additional Directors shall not at any time exceed one third of the number of Directors who held office at the expiration of the last annual general meeting of the Corporation, provided that the total number of directors shall not exceed the maximum number of directors fixed pursuant to the Articles.

                              BYLAWS

                              Exhibit "B"



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                                   BYLAW NO. 1
                                       FOR

                              STRATCOMM MEDIA LTD,

         A Bylaw relating generally to the transaction of the business and affairs of (the " Corporation")

                          SECTION ONE - INTERPRETATION

1.1 Interpretation. Words and expressions defined in the Business Corporations Act, Revised Statutes of the Yukon 1986, Chapter 15 as amended from time to time, and any Statute that may be substituted therefor, as amended from time to time (the "Art") have the same meanings when used in the Bylaws. Words importing the singular number include the plural and vice versa and words importing gender include masculine, feminine and neuter senders as required by the context.

1.2 Conflict with Act or Articles, The Bylaws are subject to the provisions of the Act and the articles of the Corporation and in the event of conflict between the provisions of any Bylaws and the provisions of the Act or the articles, the provisions of the Act or the articles shall prevail over the Bylaws,

1.3 Headings. The headings and indices used in the Bylaws are inserted for convenience of reference only and do not affect the interpretation of the Bylaws or any part thereof.

                    SECTTON TWO - BUSINESS OF THE CORPORATION

2.1 Corporate Seal. The Board of Directors of the Corporation (the "Board") may adopt and change a corporate seal which shall contain the name of the Corporation and the Board may cause to be created as many duplicates thereof as the Board shall determine.

2.2 Execution of Instruments, The Board may from time to time direct the manner in which, and the person or persons by whom, any particular document or class of documents may or shall be signed and delivered. In the absence of a directors' resolution concerning the execution of any particular documents, documents shall be signed and delivered on behalf of the Corporation by two persons, one of whom holds the office of Chairman of the Board, President, Managing Director, Vice-President or director and the other of whom holds one of the said offices or the office of Secretary, Treasurer, Assistant-Secretary or Assistant-Treasurer or any other office created by bylaw or by resolution of the Board, including affixing the corporate seal to all such documents as may require the same.

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2.3 Banking and Financial  Arrangements.  The banking and financial  business of the I Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall @e- transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the Board. Such banking and financial business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the Board may from time to time prescribe or authorize.

2.4 Voting Rights in other Bodies Corporate, The signing officers of the Corporation may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments, certificates or other evidence shall be in favor of such person or persons as may be determined by the officers executing such proxies or arranging for the issuance of voting certificates or such other evidence of the right to exercise such voting rights. In addition, the Board may from time to time direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.

2.5 Withholding Information from Shareholders. Subject to the provisions of the Act, no shareholder shall be entitled to discovery of any information respecting any details or conduct of the Corporation's business which, in the opinion of the Board, it would be inexpedient in the interests of the shareholders or the Corporation to communicate to the public, The Board may from time to time determine whether and to what extent and at what time and place and under what conditions or regulations the accounts, records and documents of the Corporation shall be open to the inspection of shareholders and no shareholder shall have any right of inspection of any account, record or document of the Corporation except as conferred by the Act or authorized by the Board or by resolution passed at a general meeting of shareholders,

                       SECTION THREE - DIRECTORS AND BOARD

3.1 Calling of Meeting. Meetings of the Board shall be held from time to time and at such place as the Board, the Chairman of the Board, the Managing Director, the President or any two directors may determine.

3.2 Notice of Meetings. Notice of the time and place of Board meetings shall be given to each director in the manner provided in Section 10. 1 not less than 48 hours before the time of the meeting.

3.3 Telecommunication. A director may participate in a Board meeting or a meeting of a committee of directors by means of telephone or other communication facilities that permit all directors participating in the meeting to hear each other.

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3.4 Quorum.  A quorum for Board  meetings  shall be a majority (or set number or fraction greater or less, than 50%) of the directors present in person or by telecommunication. If a quorum is not Present within 15 minutes of the time fixed for the holding of the meeting, the meeting shall be adjourned for not less than 72 hours and notice of the time and place of the adjourned meeting shall be give to each director not less than 48 hours before the time of the adjourned meeting. If a quorum is not present with in 13 minutes of the time fixed for the holding of the adjourned meeting, those directors present in person or by telecommunication shall constitute a quorum for the purpose of the adjourned meeting.

3.5 First Meeting of New Board. Provided a quorum of directors is present, each newly elected Board may, without notice, hold its first meeting immediately following the meeting of shareholders at which such Board is elected.

3.6 Regular Meetings. The Board may appoint a day or days in any month Or months and ,W a place and hour for regular meetings of the Board. A copy of any resolution of the Board fixing the day or days, the place and time of such regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

3.7 Casting Vote. At all Board meetings, each director shall have one vote and every question shall be decided by a majority of Votes cast on each question. In the case of an equality of votes, the chairman of the meeting shall not be entitled to a second or casting vote in addition to the vote to which he may be entitled as a director.

3.8 Chairman. The chairman of any meeting of the Board shall be the first mentioned of such of the following officers as have been appointed and who is present at the meeting:

         a)       the Chairman of the Board; or

         b)       the President; or

         C) any Vice-President (and where more than one Vice-President is present at the meeting, then the priority to act as chairman as between them shall be in order of their appointment to the office of Vice-.President).

If no such officer is present within 15 minutes from the time fixed for the holding of the meeting of the Board, the persons present shall choose one of their member then present to be chairman of that meeting.

3.9 Committees of Directors. Unless otherwise ordered by the Board each committee of directors shall have power to fix its quorum at not less than a majority of its members, to elect its chairman and to regulate its procedure.

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3.10  Remuneration and Expenses.  The directors shall be paid such  remuneration for their services as the board may from time to time determine. The directors shall also be entitled to be reimbursed for travel expenses and other expenses properly incurred by them in attending meetings of the Board or any committee thereof. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

                             SECTION FOUR - OFFICERS

4.1 Appointment. The Board May from time to time appoint a Chairman of the Board, a President, one or more Vice-Presidents (to which title may be added words indicating seniority or function), a Secretary, a Treasurer and such other officers as the Board may determine, including one or more assistants to any of the officers so appointed. Subject to those powers and authority which pursuant to the Act may only be exercised by the directors, the officers of 4he
Corporation may exercise, respectively, such powers and authority and shall perform such 'duties, in addition to those specified in the Bylaws, as may from time to time be prescribed by the Board. Except for the Chairman of the Board, if appointed, and the Managing Director, if appointed, an officer may, but need not be, a director.

4.2 Delegation. In case of the absence of any officer or employee of the Corporation or for any other reason that the Board may deem sufficient, the Board may delegate for the time being the powers and authority of such officer or employee to any other officer or employee or to any director of the Corporation.

4.3 Chairman of the Board. The Chairman of the Board, if appointed, shall be a director of the Corporation and shall be the Chief executive officer of the Corporation The Chairman of the Board shall preside at all meetings of the Board and may exercise such other powers and authority and shall perform the duties which the directors may from time to time prescribe. During the absence or disability of the Chairman of the Board, his or her duties shall be performed and his or her powers exercised by the Managing Director, if any, or if no Managing Director, by the President.

4.4 Managing Director. The Managing Director, if appointed, shall be a director of the Corporation, shall manage the operations of the Corporation generally, and may exercise such other powers and authority and shall perform such other duties as may from time to time be prescribed by the Board. During the absence or disability of the Chairman of the Board and/or the President, or if no Chairman of the Board and/or President have been appointed, the Managing
Director shall also have the power and duties of the Chairman of the Board and/or the President.

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4.5 President.  The President  shall,  subject to the authority of the Board, be responsible for the general supervision of the business and affairs of the Corporation and shall have such other powers and duties as the Board may specify. During the absence or disability of the Chairman of the Board and/or the Managing Director, or if no Chairman of the Board and/or Managing Director have been appointed, the President shall also have the powers and duties of the Chairman of the Board and/or the Managing Director.

4.6 Vice-President. The Vice-President, or if more than one Vice-President has been appointed, the Vice-Presidents, may exercise such powers and authority and shall perform such duties as may from time to time be prescribed by the Board. Subject to Sections 4.3 and 4.4, one of the Vice-Presidents, being a shareholder and/or director, as the case may be, where required by the Act or these Bylaws, may exercise the powers and perform the duties of the Chairman of the Board and/or the Managing Director and/or the President.

 .4.7 Secretary. Except as may be otherwise determined from time to time by the Board, the Secretary shall attend and be the secretary to all meetings of the Board, shareholders and committees of the Board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings at such meetings. The Secretary shall give or cause to be given as and when instructed all notices to shareholders, directors, officers, auditors and members of committees of the Board. The Secretary shall be the custodian of the corporate seal, if any, of the Corporation and shall have charge of all books, papers, reports, Certificates, records, documents, registers and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose and may exercise such other powers and authority and shall perform such other duties as may from time to time be prescribed by the Board or by the President.

4.8 Treasurer. The Treasurer shall be responsible for the keeping of proper accounting records in compliance with the Act and shall be responsible for the deposit of monies and other valuable effects of the Corporation in the name and to the credit of the Corporation in such banks or other depositories as the Board may from time to time designate and shall be responsible for the disbursement of the funds of the Corporation. The Treasurer shall render to the Board whenever so directed an account of all financial transactions and of the financial position of the Corporation. The Treasurer may exercise such other duties as may from time to time be prescribed by the Board or by the President.

4.9 Other Officers. The powers and duties of all other officers shall be those prescribed by the Board from time to d=. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the Board or the President otherwise direct.

4.10 Variation of the Powers and Duties. The Board may from time to time vary, add to or limit the powers, authority and duties of any officer.

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4.11 Removal and Discharge. The Board may remove any officer of the Corporation, with or without cause, at any meeting called for that purpose and may elect or appoint others in their place or places. Any officer or employee of the Corporation, not being a member of the Board, may also be removed and discharged, either with or without cause, by the Chairman of the Board or the President. If, however, there be a contract with an officer or employee derogating from the provisions of this Section, such removal or discharge shall, be subject to the provisions of such contract.

4.12 Term of Office. Each officer appointed by the Board shall hold office until a successor is appointed, or until his earlier resignation or removal by the Board.

4.13 Terms of Employment and Remuneration, The terms of employment and the remuneration of officers appointed by the Board shall be settled by the Board from time to time.

4.14 Agents and Attorneys. The Board, the Chairman of the Board or the President may also "from time to time appoint other agents, attorneys, officers and employees of the Corporation within or without Canada, may be given such titles and who may exercise such powers and authority (including the power of subdelegation) and shall perform such duties of management or otherwise, as the Board may from time to time prescribe.

4.15 Fidelity Bonds. The Board, the Chairman of the Board or the President may require such officers, employees and agents of the Corporation as the Board deems advisable to furnish bonds for the faithful performance of their powers and duties, in such form and with such surety as the Board may from time to time determine.

                          SECTION FIVE - INDE.MNMCATION

5.1 Indemnification, of Directors and Officers against actions by Third Parties. Except in respect of an action by or on behalf of the Corporation or body corporate to procure a judgment in its favour, the Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation or a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, or a person who undertakes or has undertaken any liability on behalf of the Corporation or any such body corporate, and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of that Corporation or body corporate, if:

         a) He acted honestly and in good faith with a view to the best interests of the Corporation; and

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         b) In the case of a criminal  or  administrative  action or  proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

5.2 Indemnification of Directors and Officers against actions by the Corporation. The Corporation may with the approval of the Supreme Court of the Yukon Territory indemnify a person referred to in paragraph 5.1 in respect of an action by or on behalf of the Corporation or body corporate to procure a judgment in its favour, to which he is made a party by reason of being or having been a director or an officer of the Corporation or body corporate, against all costs, charges and expenses reasonably incurred by him in connection with the action if he fullfills the conditions set out in subparagraphs 5. I(a) and (b) -

5.3 Right of Indemnity not Exclusive. The provisions for indemnification contained in the Bylaws shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to an action in his official capacity and as to an action in any other rapacity while holding such office. This section shall also apply to a person who has ceased to be a director or officer, and shall enure to the benefit of the heirs and legal representatives of such person.

5.4 Insurance. Subject to the limitations contained in the Act, the Corporation may purchase and maintain such insurance for the benefit of its directors and officers as the Board may from time to time determine.

                              SECTION SIX - SHARES

6.1 Options. The Board =y from time to time grant options to purchase the whole or any part of the authorized and unissued shares of the Corporation at such times and to such persons and for such consideration as the Board shall determine, provided that no share shall be issued until it is fully paid as provided in the Act.

6.2 Non-recognition of Trusts. The Corporation shall treat as absolute owner of any share the person in whose name the share is registered in the securities register as if that person had full legal capacity and authority to exercise a right of ownership, irrespective of any indication to the contrary through knowledge or notice or description in the Corporation's records or on the share certificate.

6.3 Joint Shareholder. If two or more persons are registered as joint holders of any share, any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

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SECTION SEVEN - DIVIDENDS AIND RIGHTS

7.1 Dividend Cheques. A dividend payable in cash shall be paid by cheque drawn on the Corporation's bankers Or One of them to the order of each registered bolder of shares of the class or series in respect of which a dividend has been declared, and mailed by prepaid ordinary mail to such registered holder at the address shown in the records of the Corporation, unless such holder otherwise directs. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

7.2 Joint Shareholders. In the case of joint holders, a cheque for payment of dividends, bonuses, returns of capital or other money payable, shall, unless such joint holders otherwise direct, be made payable TO the order of all of such joint holders and mailed to them at the .address shown in the records of the Corporation.

7.3 Non-Receipt of Cheques. In the event of non-receipt of any dividend cheque by the person to whom it is s= as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the Board may from time to time prescribe, whether generally or in any particular case,

7.4 Unclaimed Dividends. Any dividend unclaimed after a period of six (6) years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

                    SECTION EIGHT - MEETINGS OF SHAREHOLDERS

8.1 Annual Meetings. The annual meeting of shareholders shall be held at such time in each year and, subject to the articles of the Corporation, at such place as the Board, or failing it, the Chairman of the Board, the Managing Director or the President, may from time to time determine.

8.2 Time for Deposit of Proxies. The Board may specify in a notice calling a meeting of shareholders a time, preceding the time of such meeting by not more than 48 hours exclusive of non-business days, before which proxies to be used at such meeting mast be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice, or if no such time is specified in such notice, unless it has been received by the Secretary of the Corporation or by the chairman of the meeting or any adjournment thereof prior to the time of voting.

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01/1 I

8.3 Persons Entitled to be Present. The only persons entitled to be present at a meeting of the shareholder Shall be those persons entitled to vote thereat, the directors and auditor (if any) of the Corporation and others who, although not entitled to vote, axe entitled or required under any provision of the Act or the articles or Bylaws to be present at the meeting. Any other persons may be admitted only on the invitation of the chairman of tile meeting or with the consent of the meeting.

8.4 Quorum. A quorum of shareholders is present at a meeting of shareholders, irrespective of the number of persons actually present at the meeting, if the holder or holders of five percent (3 %) of the shares entitled to vote at the meeting are present in person or represented by proxy. No business shall be transacted at any meeting unless the requisite quorum is present at the time of the transaction of such business.

8.5 Adjournment. Should a quorum not be present at any meeting of shareholders, those present in person or by proxy and entitled to vote shall have power to adjourn the meeting for, a period of not more than 30 days without notice other than announcement at the meeting. At any such adjourned meeting, provided a quorum is present, any business may be transacted which might have been transacted at the meeting adjourned. Notice of meetings adjourned for more than 30 days and for more than 90 days shall be given as required by the Act,

8.6 Chairman. The chairman of any meeting of the shareholders shall be the first mentioned of such of the following officers as have been appointed and who is present at the meeting:

         a)       the Chairman of the Board;

         b)       the President;

         c) any Vice-President (and where more than one Vice-President is present at the meeting, then the priority to act as chairman as between them shall be in order of their appointment to the office of Vice- President).

If no such officer is present within 15 minutes from the time fixed for the holding of the meeting of the shareholders, the persons present and entitled to vote shall choose one of their number then present to be chairman of that meeting.

8.7 Secretary of Meeting. If the Secretary of the Corporation is absent, the chairman of a meeting of shareholders shall appoint some person, who need not be a shareholder, to act as secretary of the meeting.

8.8 Motions. No motion proposed at a general meeting need be seconded and the chairman may propose or second a motion.

8.9 Chairman's tasting Vote. At any meeting of shareholders every question shall be determined by the majority of the votes cast on the question. In the case of an equality of votes at a meeting of shareholders, the chairman of the meeting shall not be entitled to a second or casting vote in addition to the vote or votes to which he may be entitled as a shareholder,

8.10 Chairman's Declaration. At any meeting of shareholders, unless a ballot is demanded, a declaration by the chairman of the meeting that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of votes recorded in favour of or against the Motion.

8.11 Voting by Ballot. If a ballot is demanded by a shareholder or proxy holder entitled to vote at a shareholder's meeting and the demand is not withdrawn, the ballot upon the motion shall be taken in such manner as the chairman of the meeting shall direct. Upon a ballot each shareholder who is present in person or represented by proxy shall be entitled, in respect of the shares which he is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the articles. The declaration by the Chairman of the meeting that the vote upon the question has been carried, or carried unanimously or by a particular majority, or lost or nor carried by a particular majority and an entry in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of 'votes recorded in favour of or against any resolution or question.

8.12 Scrutineers. The chairman or the secretary at any meeting of the shareholders or the shareholders then present may appoint one or more scrutineers, who need not be shareholders, to count and report upon the results of the voting which is done by ballot.

                              SECTION TEN - NOTICES

9.1 Notices. In addition to any other method of service permitted by the Act, any notice or document required by the Act, the regulations, the articles or the Bylaws may be sent to any person entitled to receive same in the mann6r set out in the Act for service upon a shareholder or director and by any mean of telecommunication with respect to which a written record is made. A notice sent by means of telecommunication shall be deemed to have been given on the first business day after the date upon which the written record is made.

9.2 Notice to Joint Shareholders. If two or more persons hold shares jointly, notice may be given to one of such persons and such notice shall be sufficient notice to all of them

9.3 Change of Address. The Secretary or Assistant Secretary may change or cause to be changed the address in the records of the Corporation of any shareholder, director, officer, auditor or member of a committee of the Board in accordance with any information believed by him to be reliable.

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9.4  Signature  on  Notice.  The  signature  on any  notice  to be  given by the
Corporation may be lithographed, written, printed or otherwise mechanically reproduced.

                  SECTION ELEVEN - EFFECTIVE DATE AND AMENDMENT

10. 1 Effective Date. This Bylaw is effective from the date of the resolution of the Board adopting same and shall continue to be effective, unless amended by the Board, until the next meeting of shareholders of the Corporation, whereupon if same is confirmed or confirmed as amended, this Bylaw shall continue in effect in the form in which it was so confirmed.

10.2 Amending Bylaw. The Board may by resolution amend or repeal this Bylaw and such amendment or repeal shall have force and effect unless rejected by ordinary resolution of the shareholders entitled to vote at an annual general meeting.

                        RESOLUTIONS OF BOARD OF DIRECTORS

                                   Exhibit "C"

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                MINUTES OF THE MEETING OF THE BOARD OF DIRECTORS

                                       OF

                             STRATCOMM MEDIA, LTD.,

         an entity organized under the laws of the Yukon Territory of Canada
                            February 1, 1999

         A special meeting of the Board of Directors of STRATCOMM MEDIA, LTD.,

an entity organized under the laws of the Yukon Territory of Canada (this

"Corporation"), was held on February 1999, pursuant to applicable law and

Section 3.3 of the Bylaws of this Corporation, at which a quorum was present.

The Chairman called the meeting to order and directed the Secretary Of the

Corporation to read the following resolutions:

         WHEREAS, STRATCOMM MEDIA U.S.A., INC., a Florida corporation, (the

"Borrower") and STRATCOMM MEDIA, LTD., an entity formed under the laws of the

Yukon Territory of Canada (the "Corporation") have applied to the 1st NATIONAL

BANK OF CENTRAL FLORIDA, a national banking association ("Lender"), for a loan in the amount of $650.000.00 (the "Loan") to be evidenced by a Mortgage

Note in the original principal amount of $650.000.00 (the "Note"), to be executed by the BORROWER and this Corporation in favor of Lender in such amount,

dated of even date herewith;

         WHEREAS, the Borrower is a wholly owned subsidiary of this Corporation;

         WHEREAS, it is in the best interest of the Borrower and this

Corporation obtain the Loan and the Borrower encumber the Property hereinbelow described, to secure the Loan; and

         WHEREAS, Lender has agreed to make the Loan to the Borrower; and

NOW, THEREFORE,

BE IT RESOLVED, by the Board of Directors of this Corporation, that this Corporation be authorized to make, enter into and execute and deliver unto the Lender, inter alia the Note in favor of Lender evidencing the Loan and such other instruments or documents which may be requested or required by the Lender in connection with the Loan; all on such terms as shall be mutually agreed upon by and between this Corporation and the Lender.

BE IT FURTHER RESOLVED, that the President, any Vice-President, the Treasurer, the Secretary or any other officer of this Corporation be and they are hereby each and all authorized, empowered and directed in the name and on behalf of this Corporation and under. its corporate seal, to make, enter into, execute and deliver with and to the Lender, the

Note and any other instruments or documents which may be requested or required by the Lender in connection with the Loan; and

BE IT FURTHUR RESOLVED, that any one of the President, any Vice-President, the Treasurer, the Secretary 1@r any other officer of this Corporation be and they are hereby each and all authorized, and directed in the name and on behalf of this Corporation to carry out and fulfill the purposes and intent of the Resolutions contained herein including, but not limited to, the documents and instruments set forth in these Resolutions and the Lender shall be indemnified and saved harmless by this Corporation from any and all claims, demands, expenses, costs and damages resulting from or growing out of honoring or relying on the signature or other authority (whether or not properly used) of any officer whose name and signature was so certified, or refusing to honor any signature or authority not so certified; and

BE IT FURTHER RESOLVED, that the Secretary of this Corporation be and hereby is authorized and directed to furnish to Lender, a copy of the foregoing Resolutions and to certify the same, and to certify that the provisions of said Resolution are in conformity with the Charter and the By-Laws of this Corporation, and that said Resolutions shall remain in full force and effect until notice of its amendment or recession has been delivered to and received by Lender.

----------------------------------          -----------------------------------
Sky Robert Anderson, Director               G. Paul Abernethy, Director




----------------------------------          ------------------------------------
Charles Cowe@. Director                     Van K. Koinis, Director




---------------------------------
Roberto E. Veitia, Director

                            Policy No. FA-36-209205

                            POLICY OF TITLE INSURANCE

                            First American issued by

                     First American Title Insurance Company

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B AND THE CONDITIONS AND STIPULATIONS, FIRST AMERICAN TITLE INSURANCE COMPANY, A California corporation, herein called the Company, insures, as of Date of Policy shown in Schedule A, against loss or damage, not exceeding the Amount of In surance stated in Schedule A, sustained or incurred by the insured by reason of:

1. Title to the estate or interest described in Schedule A being vested other than as stated therein;

2.      Any defect in or lien or encumbrance on the title;

3.      Unmarketability of the title;

4.      Lack of a right of access to and from the land;

5. The invalidity or unenforceability of the lien of the insured mortgage upon the title;

6. The priority of any lien or encumbrance over the lien of the insured mortgage;

7. Lack of priority of the lien of the insured mortgage over any statutory lien for services, labor oir material:
        (a) arising from an improvement or work related to the land which is contracted for or commenced prior to Date of Policy; or

        (b) arising from an improvment or work related to the land which is contracted for or commenced subsequent to Date of Policy and which is financed in whole or in part by proceeds of the indebtedness secured by the insured mortgage which at Date of Policy the insured has advance or is obligated to advance;

8. The invalidity or unenforceability of any assignment of the insured mortgage, provided the assignment is shown in Schedule A, or the failure of the assignment shov\wn in Schedule A to vest title to the insured mortgae in the named insured assignee free and clear of all liens.

The Company will also pay the costs, attorneys' fees and expenses incurred in defense of the title or the lien of the insured mortgage, as insured, but only to the extent provided in the Conditions and Stipulations.

IN WITNESS WHEREOF, First American Title Insurance Company has caused its corporate seal to be herunto affixed and these presents to be signed in facsimile under authority of its By-Laws.

First American Title Insurance Company

BY:                                  PRESIDENT:

ATTEST:                              SECRETARY:

                     FIRST AMERICAN TITLE INSURANCE COMPANY

                                   SCHEDULE A

Agent's File No.:                   15444/88683

Policy No:                 FA-36-209205

Date of Policy:            February 4, 1999 at 12:44:06p.m

Amount of Insurance:       $650,000.00

1.       Name of Insured:

         1ST NATIONAL BANK OF CENTRAL FLORIDA, it successors and assigns, as their interests may appear

2. The estate or interest in the land which is encumbered by the insured mortgage is: fee simple.

3. Title to the estate or interest in the land is vested in:

         Stratcomm Media U.S.A., Inc., by virtue of instrument recorded in Official Records Book 5244 Page 2993, Public Records of Orange County, Florida.

4. The insured mortgage and assignments thereof, if any, are described as follows:

         That certain Mortgage, Assignment of Rents and Security Agreement dated February 1, 1999 and recorded February 4, 1999 in Official Records Book 5674, Page 3959, Public Records of Orange County, Florida, in the principal amount of $650,000.00.

5. The land referred to in this Policy is in the State of and described as follows: County of ORANGE and described as follows:


See Exhibit "A" attached hereto

                       AKERMAN, SENTERFITT & EIDSON, P.A.

                       By ___________________________________
                           Authorized Signatory

               FIRST AMERICAN TITLE INSURANCE COMPANY

                                SCHEDULE B PART I

Agent's File No.: 15444/88683               Policy No.        FA-36-209205

This policy does not insure against loss or damage (and the Company will not pay costs, attorneys' fees or expenses) which arise by reason of:

1 . DELETED

2. DELETED

3. DELETED

4. DELETED

5. DELETED

6. Taxes or special assessments which are not shown as existing liens by the public records.

         NOTE:    Exceptions Numbered 1, 4 and 5 Above are Hereby Deleted.

7. Taxes and assessments for the year 1999, and subsequent years, which are not yet due and payable as to Parcel ID #01-22-29-0060-04121 and Parcel ID #01-22-29-9180-00012. Taxes for the -year 1998 in the amount of $14,896.72 are due as to Parcel ID #01-22-29-9180-OQA12.

8. Easement Agreement recorded August 26, 1986 in Official Records Book 3814, Page 4277, Public Records of Orange County, Florida.

                     FIRST AMERICAN TITLE INSURANCE COMPANY

                               SCHEDULE B, PART 11
                              (Subordinate Matters)

Agent's File No.: 15444/88683               Policy No.        FA-36-209205


In addition to the matters set forth in Part I of this Schedule, the title to the estate or interest in the land described or referred to in Schedule A is subject to the following matters, if any be shown, but the Company insures that such matters -are subordinate to the lien or charge of the insured mortgage upon said estate or interest:

1. UCC Financing Statement executed by Stratcomm Media USA, Inc. in favor of 1st National Bank of Central Florida and recorded February 4, 1999 in Official Records Book 5674, Page 3974, Public Records of Orange County, Florida.

NOTE: There is hereby attached to and made a part of this Policy the following endorsements:

         a . Florida Form No.

Addendum to Policy
In accordance with

Florida Statutes Section 627.4131

                     FIRST AMERICAN TITLE INSURANCE COMPANY

Agent's File No.:   15444/88683               Policy No.        FA-36-209205


                        SERVICE QUALITY AND AVAILABILITY

First American Title Insurance Company cares about its customers and their ability to obtain information and service on a convenient, timely and accurate basis. A qualified staff of service representatives is dedicated to serving you.

A toll-free  number is available for your  convenience in obtaining  information
about   coverage   and  to   provide   assistance   in   resolving   complaints:
1-800-929-7186.

Office hours will be from 8:30 a.m. through 5:30 p.m., Monday through Friday.

                                  EXHIBIT "A"

Parcel One:
         Begin at point 675 feet east of the west line of section 1, township 22 south, range 29 east, ad 30 feet north of the center line of lee road, thence run north 279.20 feet; thence run east 100 feet, thence run south 279.20 feet; thence run west 100 feet to the point of beginning, being a part of lots 2 and 3, PLAN OF WEST WINTER PARK (also known as Holden Brothers Subdivision of West Winter Park), according to the plat thereof as recorded in plat book A, page 62 of the public records of orange county, Florida, LESS road right of way.

Parcel Two:
         North 1/2 of lot 12, block "D", Albert Lee Ridge, According to the plat thereof recorded in the plat book "T", page 147, public record of Orange County, Florida.

Also Known As:
         Part of lot 2 plan of West Winter Park as recorded in plat book A, page 62, Public record of Orange County, Florida described as follows:

         Beginning at the northeast corner of lot 11, Block D, Albert Lee Ridge, as recorded on plat book T, page 147 of the public records of orange county, Florida; RUN S 88'57'31' W 100.00 feet along the south lines of lots 4 & 10 block D of aforesaid plat to the northeast corner of lot 3, Block D of said plat; Thence run s 02' 04'29 E 254.25 feet along the east lines of lots 1, 2, & 3 block D to the north Right of way line of Lee road; thence run along the north right of way line N 88'36'12' E
         100.00 feet; thence run N 02'04'29 W 253.63 feet along the west line of lots 11, 12 & 14 block D to the point of beginning.

         TOGETHER WITH:

         The north half of lot 12, Block D of Albert Lee Ridge, According to plat thereof as recorded in plat book T,. page 147, of the public records of orange county, Florida.

         Subject to and together with all rights under and by virtue of that certain easement agreement dates august 7, 1988, recorded in official records book 3814, page 4277, public records of orange county Florida.

                           FLORIDA FORM 9 ENDORSEMENT

                                    ISSUED BY

                                [GRAPHIC OMITTED]
Issuing Office File No.: 15444/88683       Attached to Policy No.: FA- 36-209205
The Company insures the owner of the indebtedness secured by the insured mortgage against loss or damage sustained by reason of 1. Any incorrectness in the assurance that, at Date of Policy:
         (a) There are no covenants, conditions or restrictions under which the lien of the mortgage referred to in Schedule A can be divested, subordinated or extinguished, or its validity, priority or enforceability impaired.

         (b) Unless expressly excepted in Schedule B:
                  (1) There are no present violations on @he land of any enforceable covenants, conditions or restrictions nor do any existing improvements on the land violate building setback lines shown on a plat of subdivision recorded or filed in the public records. (2) Any instrument referred to in Schedule B as containing covenants, conditions or restrictions on the land does not, in addition, (i) establish an easement on the land, (ii) provide a lien for liquidated damages; (iii) provide for a private charge or assessment; (iv) provide for an option to purchase, a right of first refusal or the prior approval of a future purchaser or occupant. (3) There is no encroachment of existing improvements located on the land onto adjoining land, nor any encroachment onto the land of existing improvements located on adjoining land. (4) There is no encroachment of existing improvements located on the land onto that portion of the land subject to any easement excepted in Schedule B. (5) There are no notices of violation of covenants, conditions, and restrictions relating to environmental protection recorded or filed in the public records.

2. Any future violation on the land of an existing covenant, condition or restriction occurring prior to the acquisition of title to the estate or interest in the land, provided the violation results in:

         (a) Invalidity, loss of priority, or unenforceability of the lien of the insured mortgage; or, (b) Loss of title to the estate or interest in the land if the insured shall acquire title in satisfaction of the indebtedness secured by the insured mortgage.

3.       Damage to existing improvements  (excluding lawns, shrubbery or trees):
         (a) Which are located on or encroach upon that portion of the land subject to any easement excepted in Schedule B, which damage results from the exercise of the right to maintain the easement for the purpose for which it was granted or reserved. (b) Which results from the future exercise of any right to use the surface of the land for the extraction or development of minerals excepted from the description of the land or excepted in Schedule B.

4. Any final court order or judgment requiring the removal from any land adjoining the land of any encroachment excepted in Schedule B. 5. Any final court order or judgment denying the right to maintain any existing improvement on the land because of any violation of covenants, conditions or restrictions or building setback lines shown on a plat of subdivision recorded or filed in the public records.

Wherever in this endorsement the words "covenants, conditions or restrictions" appear, they shall not be deemed to refer to or include the terms, covenants, conditions or limitations contained in an instrument creating a lease.

As used in paragraphs 1. (b) (1) and 5. the phrase "covenants, conditions, or restrictions" shall not be deemed to refer to or include any covenants, conditions or restrictions relating to environmental protection.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

This endorsement shall not be valid or binding unless signed by either a duly authorized officer or agent of the Company.

Issue Date : FEBRUARY 4, 1999

Akerman, Senterfitt & Eidson, P.A.             First American Title Insuranc CO.

------------------------------------           By:____________________________
                                                   President
By:_________________________________           Attest:________________________
                                                       Secretaary

                            EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the cove I this Policy and the Company will not pay loss or damage. costs, attorneys' fees or expemses which arise by reason of:

1. (a) Any law. ordinance or governmental regulation (inclurding but not limited to building and zoning laws. ordinances, or regulations) restricting, regulating. prohibiting of relating to (i)the occupancy, use. or enjoyment of the land: (ii)the character. dimensions or location of any improvement now or hereafter erected on the land: (iii) a separation in ownership or a change in the dimensions or area of the land of any parcel of which the land is or was a part: or (iv) environmental protection. or the effect at any violation at these laws ordinances or governeriental regulations. except to the extent that a notice of the enforcement thereof or a notice of a defect. lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.
   (b) Any governmental police power not excluded by (a) above. except to the extent that a notice of the exercise thereof or a notice of a defect. lien or encumbrance resulting from a violation or alleged violation affectung the land has been recorded in the public records to Date of Policy.

2 Rights of eminent domain unless notice at the exercise thereof has Men recorded in the public records at Date of Policy. but not excluding from coverage any taking which has occurred prior to Date of Policy which would be binding on the rights of a purchaser for value withou knowledge.

3. Detects. liens. encumbrances. adverse daims or other matters:
  (a) created, suffered. assumed or agreed to by the insured claimant
  (b) not known to the Comoany, not recorded in the public records at Date of Policy, but known to the insured claimant and not disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy.

  (c) resulting in no loss or damage to the insured claimant:
  (d) attaching or created subsequent to Date of Policy (except to the extent that this policy insures the priority of the lien of the insured mortgage over any statutory lien for services, labor or material or the extent insurance
is afforded herein as to assessments for street improvements.     construction
or completed at Date of Policy); or
  (e) resulting in loss of damage which would not have been sustained if the insured claimant had paid value for the insured mortgage.

4. Unenforceability of the lien of the insured mortgage because of the inability or failure of the insured at Date of Policy, or the inability or failure of any subsequent owner of the indebtedness, to comply with applicable doing business laws of the state in which the land is situated.

5. Invalidity or unenforceability of the lien of the insured mortgage, or claim thereof, which arises out of the transaction evidenced by the insured mortgage and is based upon usury or any consumer credit protection of truth in lending law.

6. Any statutory lien for services, labot or materials (or the claim or priority of any statutory lien for services, labot or materials over the lien of the einsured mortgage) arising from an improvement or work related to the land which is contracted for and commenced subsequent to Date of Policy and is not financed in whole or in part by proceeds of the indebtedness secured by the insured mortgage which at Date of Policy the insured has advanced or is obligated to advance.

7. Any claim, which arises out of the transaction creating the interest of the mortgagee insured by this policy, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws that is based on:

    (i) the transaction creating the interest of the insured mortgagee being deemed a fraudulent conveyance or fradulent transfer: or

    (ii) the subordinationof the interest of the insured mortgagee as a result of the application of the doctricne of equitable subordination: or

    (iii)the transaction creating the interest of the insured mortgagee being deemed a preferential transfer except where the preferential transfer results from the failure:

         (a)  to timely record the instrument of tranfer: or

         (b) of such recordation to impart notice to a purchaser for value or a judgment or lien creditor.


                                              CONDITIONS AND STIPULATIONS

First American

First American Title Insurance Company

Policy of Title Insurance

                             LOAN CLOSING STATEMENT

LENDER:           1ST NATIONAL BANK OF CENTRAL FLORIDA

BORROWER:         STRATCOMM MEDIA, U.S.A., INC., a Florida corporation and
                  STRATCOMM MEDIA, LTD., an entity organized under the laws of the Yukon Territory, Canada

CLOSING DATE:     February 1, 1999

PROPERTY:         SEE ATTACHED EXHIBIT "A"

LOAN AMOUNT:      $650,000-00
-----------------------------------------------------------------------------

LOAN COSTS/DISBURSEMENTS:

1.     Documentary Stamps on Note (Orange County)                      2,275.00
2.      Intangible Tax on mortgage (Orange County)                     1,300.00
3.      Recording Mortgage (Orange County)                                69.00
4.      Recording Satisfaction (Orange County)                            10.50
5.      Filing UCC-1 (Florida Secretary of State)                         31.00
6.      Recording UCC-1 58 (Orange County)                                15.00
7.      Lender's Loan Fee (1/2 of 1%- 1/2 already paid)                1,625.00
8.      Loan Costs                                                       175.00
9.      Title Search Fee (Fidelity)                                      150.00
10.     Title Premium (Loan Policy)                                    3,325.00
         Form 9 Endorsement (10% of full policy amount)                  332.50
11.     Attorney's Fee/Costs                                           1,475.00
12.     Survey (Shannon Surveying)                                     1,800.00
13.     Appraisal (Beaumont & Matthes)                                 1,000.00
14.     Corporate/UCC Search Fees                                        172.50
15.     Tax Service Fee (Lender)                                          75.00
16.     Flood Service Fee (Lender) Disbursement TOTAL:                    16.50
Disbursement TOTAL:                                                  $13,847.00

                        DISBURSEMENTS FROM LOAN PROCEEDS:
Orange County Comptroller (Record ing/7axes) -                         3,659.00
Secretary of State (UCC-1) -                                              31.00
Akerman, Senterfitt & Eidson, P.A. (Lender's Counsel's Fees/
    Costs/Title Insurance)                                             4,393.25
Shannon Surveying (Survey)                                            1,800.00
Beaumont & Matthes (Appraisal)                                         1,000.00
Fidelity Title Insurance Company (Title Search)                          150.00
Fidelity Title InTurance Company (Title Premium)                       1,097.25
Loan Payoff to BankFirst (Loan #722002758 - See Attached
    Exhibit "B"                                                      500,570.87
Disbursement of Loan Proceeds to Borrower -                          135,582.13
1st National Bank (Loan fee, Flood and Tax Service Fee) -              1,716.50
TOTAL DISBURSEMENTS:                                                 650,000.00

LENDER: BORROWER:

CLOSINC DATE: LOAN AMOUNT: PACE -2-


IST NATIONAL BANK OF CENTRAL FLORIDA
STRATCOMM MEDIA, USA, INC.. a Florida corporation and STRATCOMMMEDIA, LTD., an entity organized under the laws of Canada February 1, 1999 $650.000.00

-------------------------------------------------------------------------------

By execution of this Loan Closing Statement, Borrower certifies it to be correct and agrees and consents to payment of the indicated fees, costs and expenses. Borrower further acknowledges and agrees to fulfill its obligation to pay and reasonable further or additional fees, costs or expenses incurred by Lender or its counsel in connection with any post-closing matters.

------------------------------------------------------------------------------

Approved this 1st day of February, 1999.

         "LENDER"                                                "BORROWER"

1ST NATIONAL BANK OF CENTRAL FLORIDA,            STRATCOMM  MEDIA, U.S.A., INC.,
a national banking association                   a Florida corporation


---------------------------------------          ------------------------------
BRETT S. BRYAN-V, Assistant Vice President       ROBERTO E. VEITIA, President

                                                 STRATCOMM MEDIA  LTD.,
                                                 an entity  organized under the
                                                 laws of the Yukon Territory,
                                                 Canada





                                                 -------------------------------
                                                 ROBERTO E. VEITIA, President

                                 EXHIBIT "A"

Parcel One:
         Begin at point 675 feet east of the west line of section 1, township 22 south, range 29 east, ad 30 feet north opf the center line of lee road, thence run north 279.20 feet; thence run east 100 feet, thence run south 279.20 feet; thence run west 100 feet to the point of beginning, being a part of lots 2 and 3, PLAN OF WEST WINTER PARK (also known as Holden Brothers Subdivision of West Winter Park), according to the plat thereof as recorded in plat book A, page 62 of the public records of orange county, Florida, LESS road right of way.

Parcel Two:
         North 1/2 of lot 12, block "D", Albert Lee Ridge, According to the plat thereof recorded in the plat book "T", page 147, public record of Orange County, Florida.

Also Known As:
         Part of lot 2 plan of West Winter Park as recorded in plat book A, page 62, Public record of Orange County, Florida described as follows:

         Beginning at the northeast corner of lot 11, Block D, Albert Lee Ridge, as recorded oin plat book T, page 147 of the public records of orange county, Florida; RUN S 88'57'31' W 100.00 feet along the south lines of lots 4 & 10 block D of aforesaid plat to the northeast corner of lot 3, Block D of said plat; Thence run s 02' 04'29 E 254.25 feet along the east lines of lots 1, 2, & 3 block D to the north Right of way line of Lee road; thence run along the north right of way line N 88'36'12' E
         100.00 feet; thence run N 02'04'29 W 253.63 feet along the west line of lots 11, 12 & 14 block D to the point of beginning.

         TOGETHER WITH:

         The north half of lot 12, Block D of Albert Lee Ridge, According to plat thereof as recorded in plat book T,. page 147, of the public records of orange county, Florida.

         Subject to and together with all rights under and by virtue of that certain easement agreement dates august 7, 1988, recorded in official records book 3814, page 4277, public records of orange county Florida.

      AMERICANS WITH DISABILITIES ACT COMPLIANCE AND INDEMNIFICATION AGREEMENT

         THIS AMERICANS WITH DISABILITIES ACT COMPLIANCE AND INDEMNIFICATION AGREEMENT (the "Agreement") made and entered into as of this 1st day of February, 1999 by STRATCOMM MEDIA, U.S.A., INC., a Florida corporation, of 1947 Lee Road, Winter Park, Florida 32789 (the "Mortgagor") and STRATCOMM MEDIA, LTD., an entity organized under the laws of the Yukon Territory, Canada, of 1984 Lee Road, Winter Park, Florida 32789 (hereinafter collectively called "Borrowers"), in favor of 1ST NATIONAL BANK OF CENTRAL FLORIDA, a national banking association, with an address of 2160 State Road 434 West, P.O. Box 913900, Longwood, Florida 32791-3900, Attention:

commercial Loan Administration Department (hereinafter called "Lender").

                             PRELIMINARY STATEMENT:

         WHEREAS, the Borrowers, an entity organized under the laws of the Yukon Territory, Canada have applied to the Lender for a mortgage loan (the "Loan") in the principal amount of $650.000.00, as evidenced by a Mortgage Note executed by the Borrowers in favor of Lender in such amount, dated of even date herewith and which Loan is to be secured by a Mortgage, Assignment of Rents and Security Agreement (the "Mortgage"), executed by the Mortgagor, in favor of the Lender, creating a mortgage lien on certain real property (the "Mortgaged Property") described in said Mortgage; and

         WHEREAS, one of the conditions for the extension of the Loan is the specific agreement by the Borrowers:

         A. To comply with all federal, state and local statutes, laws, rules, regulations and ordinances now or hereafter in force or effect and relating to the Mortgaged Property or the use thereof, including, but not by limitation, (i) the Americans With Disabilities Act of 1990 (42 U.S.C. Section 12101 et seq), as 'amended (ii) the Florida Americans with Disabilities Act (ss.ss.553.501-.513, Florida Statutel) as amended and (iii) all regulations promulgated thereunder, as such acts and regulations thereunder may from time to time be amended or modified and any other laws relating to access of handicapped or disabled persons; and

         B. To indemnify and hold Lender harmless from and against all liability, claims, demands, damages, expenses, fees, fines, penalties, suits, proceedings, actions and costs of actions of any kind and nature, including attorney's fees, and all other obligations which the Lender may incur as a result of arising or growing out of or connected with the Mortgagor's obligations hereunder; and

         WHEREAS, the Lender is unwilling to extend the Loan unless the Borrowers execute and deliver this Agreement to the Lender.

         NOW, THEREFORE, in consideration and mutual premises herein contained, the parties do hereby agree as follows:

         1. REPRESENTATIONS AND WARRANTIES. The Mortgagor specifically represents and warrants the following:

         (a) That the use and operation of the Mortgaged Property complies with all Applicable Laws (as defined herein). For purposes of this Agreement, Applicable Laws shall mean and include:

                  (i) the Americans  With  Disabilities  Act of 1990 (42 'U.S.C.
         Section 12101 et seq) and all regulations promulgated thereunder, assuch Act and regulations may from time to time be amended or modified and Any other


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         laws relating to access of handicapped or disabled persons (the "ADA")

                  (ii)   the   Florida    Americans   With    Disabilities   Act
         (ss.ss.553.301-.513, Florida Statutes) and all regulations promulgated thereunder, as such Act and regulations may from time to time be amended or modified and any other laws relating to access of handicapped or disabled persons (the "FLADA").

                  (b) Mortgagor and the Mortgaged Property, and all tenants and occupants of the Mortgaged Property, are in full compliance with Applicable Laws and the Mortgagor and the Mortgaged Property, and all tenants and occupants of the Mortgaged Property shall continue to comply therewith at all times;

                  (c) Mortgagor has received no notices, whether written or oral, from any individual, organization or entity, or from the Department of justice or any other governmental or q uas i-govern mental agency or authority, asserting or stating: (i) that the Mortgaged Property, the Mortgagor, or any entity or person in possession of any portion of any improvements on the Mortgaged Property, is in violation of the ADA or the FLADA; or (ii) that the sender or giver of the notice intends to or may file a complaint, lawsuit, action, or proceeding of any type whatsoever asserting that such a violation exists. If Mortgagor should receive any such notice at any time during the term of the Loan, Mortgagor shall furnish Lender with a copy thereof on or within ten (10) days after receipt.

         2. INDEMNIFICATION BY BORROWERS. The Borrowers (if more than one, jointly and severally) do hereby indemnify and agree to hold the Lender harmless from and against all liability, claims, demands, damages, expenses, fees, fines, penalties, suits, proceedings, actions and costs of actions of anv kind and nature, including attorney's fees, and all other obligations which the Lender may incur or be exposed to as a result of arising or growing out of or connected with any one or more of the following:

                  (a) The breach of any representation contained in this Agreement.

                  (b) The breach by the Borrowers of any of its obligations under paragraph 2 hereof to comply with, or cause the Mortgaged Property to comply with, the ADA, the FLADA and all other Applicable Laws.

                   (c) Any actual or asserted violation, nonperformance, or failure to abide by any requirement imposed upon mortgagor, the Mortgaged Property or any occupant or tenant of the Mortgaged Property under the ADA, the FLADA or any other Applicable Law.

         3. COVENANTS WITH REGARD TO ADA/FLADA. If Borrowers make, or allow or authorize any other person or entity (including tenants) to make, any alterations, modifications, improvements or renovations to the Mortgaged Property or any portion thereof or any improvements thereon during the term of the Loan, mortgagor shall ensure that all such alterations, modifications, improvements, or renovations are planned, designed and completed in strict compliance with all Applicable Laws, and that no changes in the plans for such improvements shall be made or allowed that might cause the improvements to fail to comply with any Applicable Law. If any such alterations, modifications, improvements or renovations fail to comply with such laws, rules, regulations or ordinances, Borrowers shall, at its sole expense, promptly take any action that may be necessary in order to bring the improvements into compliance with all laws, rules, regulations and ordinances.

         4. NOTICES RECEIVED BY BORROWERS. If Borrowers shall receive any notice of:

         The Mortgaged Property, the Mortgagor, or any entity or person in possession, of any portion of any improvements on the Mortgaged Property, being in violation of the ADA, the FLADA or any other Applicable Laws; or that the sender or giver of the notice intends to or may file a

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      complaint, lawsuit, action, or proceeding of any type whatsoever asserting that such a violation exists,

then Mortgagor shall immediately notify Lender orally and in writing Of said notice. In the event it is determined that any action must be taken with regard to any violation occurring on or with respect to the Mortgaged Property with regard to the ADA, the FLADA or any other Applicable Law, the Borrowers covenant and agree to take all such actions necessary to promptly bring the Mortgaged Property into compliance with all Applicable Laws, regardless of whether or not the Borrowers caused said matters.

         5. LENDER'S RESERVED RIGHTS. Lender shall have the right, but not the obligation (and without limitation of Lender's rights under the Mortgage), at all reasonable times and upon prior written or oral notice, to enter onto the Mortgaged Property or to take such other actions as it shall deem necessary or advisable to cause the Mortgaged Property to comply with the ADA, the FLADA or other Applicable Laws. If necessary, the Borrowers, upon Lender's request, shall accompany the Lender, its agents or representatives on to the Mortgaged Property for the purpose of conducting any such inspection thereof.

         All reasonable costs and expenses incurred by the Lender in the exercise of any rights as described in this Paragraph shall be secured by this Mortgage and shall be payable by the Borrowers upon demand.

         6. DEFAULT UNDER LOAN DOCUMENTS. The (i) breach of any of the representations or warranties contained in this Agreement, or (ii) failure of the Borrowers to comply with any of the terms or conditions contained in this Agreement, shall each be and constitute a default under each and all of the Loan Documents (as such term is defined in the Mortgage). In such event, the Lender shall be entitled at its option to immediately accelerate and declare the Loan as being due and owing in full, and the Lender shall be entitled to exercise any and all rights available to the Lender under all Loan Documents and applicable law.

         7. SURVIVAL OF AGREEMENT. This Agreement is separate and apart from each and every other Loan Document relating to the Loan, and the provisions of this Agreement and the obligations of the Borrowers .hereunder, shall survive W the payment of the Loan, 00 any action which the Lender may take in regard to the Mortgaged Property such as, but not limited to, any foreclosure action or any acceptance by Lender of any deed in lieu of foreclosure (provided, however, nothing contained herein shall obligate the Lender to accept any deed of lieu of foreclosure), and (iii) any other term or provisions of the Loan.

         8.- IOINT AND SEVERAL LIABILITY. In the event the Borrowers include more than one party/entity or there is one or more guarantors for the Loan, the obligations of all such persons under this Agreement s1kall be joint and several, and a covenant to do or refrain from doing any act shall be an obligation for both or either to act or refrain from acting, as the case may be.

         9. CONSENT TO [URISDICTION.  Borrowers  irrevocably and unconditionally
(a) agrees that any suit, action, or other legal proceeding arising out of or relating to this Agreement may be brought, at the option of the Lender, in a court of record, of competent jurisdiction in the State of Florida in Orange County; (b) consents to the jurisdiction of each such court in any such suit, action, or proceeding; (c) waives any objection which it may have to the laying of venue of any such suit, action, or proceeding in any of such courts; and (d) agrees that service of any court paper may be effected on Borrowers by mail, addressed and mailed as provided herein or in such other manner as may be provided under applicable laws or court rules in said State.

     10. IURY WAIVER. BORROWERS AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHERWRBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO



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